UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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OCTEL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OCTEL CORP.

220 Continental Drive	DENNIS J. KERRISON
Newark, DE 19713	President and Chief Executive Officer

Dear Stockholder:	March 15, 2004

You are cordially invited to attend the Annual Meeting of Stockholders of Octel Corp. (the “Corporation”), which will be held on May 4, 2004 at 10:00 a.m. local time, at the Hyatt Regency Boston, One Avenue de Lafayette, Boston, MA 02111, U.S.A.

The Notice of Meeting, Proxy Statement, Proxy Form and Annual Report of the Corporation are included with this letter. The matters listed in the Notice of Meeting are more fully described in the Proxy Statement.

It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please mark, sign and date the enclosed Proxy Form and return it promptly in the enclosed reply envelope which requires no postage if mailed in the United States of America. If you sign and return your Proxy Form without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations as set forth in the attached Proxy Statement.

Sincerely,

/s/ Dennis J. Kerrison

DENNIS J. KERRISON

President and Chief Executive Officer

OCTEL CORP.

220 Continental Drive

Newark, DE 19713

U.S.A.

Notice of Annual Meeting of Stockholders

May 4, 2004

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders of Octel Corp. (the “Corporation”) will be held at 10:00 a.m. local time on May 4, 2004, at the Hyatt Regency Boston, One Avenue de Lafayette, Boston, MA 02111, U.S.A. for the following purposes:

1.	To elect three directors to serve until the 2007 Annual Meeting;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2004;

3.	To vote on the Board of Directors’ proposal to adopt The Octel Corp. 2004 Non-Employee Directors’ Stock Plan;

4.	To vote on the Board of Directors’ proposal to adopt The Octel Corp. 2004 Executive Co-Investment Plan;

5.	To vote on the Board of Directors’ proposal to re-approve The Octel Corp. Performance Related Stock Option Plan, as amended;

6.	To vote on the Board of Directors’ proposal to re-approve The Octel Corp. Company Share Option Plan, as amended;

7.	To vote on the Board of Directors’ proposal to re-approve The Octel Corp. Non-Employee Directors’ Stock Option Plan, as amended;

8.	To vote on the Board of Directors’ proposal to re-approve The Octel Corp. Savings Related Share Option Scheme, as amended; and

9.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed March 5, 2004 as the date of record for the meeting and only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any postponement or adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting both at the meeting and during normal business hours at the Corporation’s offices at 220 Continental Drive, Newark, DE 19713, U.S.A. for a period of 10 days prior to the meeting.

A proxy statement, form of proxy and a copy of the annual report of the Corporation for the year ended December 31, 2003 are enclosed.

By Order of the Board of Directors,

/s/  John P. Tayler

John P. Tayler

Corporate Secretary

March 15, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. IN ADDITION, YOUR PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY DELIVERY OF A LATER DATED PROXY.

OCTEL CORP.

220 Continental Drive

Newark, DE 19713

U.S.A.

PROXY STATEMENT

March 15, 2004

for

Annual Meeting of Stockholders

To Be Held On May 4, 2004

This proxy statement (the “Proxy Statement”) is being furnished to the holders of common stock, par value $0.01 per share (the “Common Stock”), of Octel Corp., a Delaware corporation (the “Corporation”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) for use at the annual meeting of stockholders to be held on May 4, 2004 at 10:00 a.m. local time, and at any adjournments or postponements thereof (the “Annual Meeting”). The purpose of the Annual Meeting is:

•	to elect three directors to the Board,

•	to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors for the 2004 fiscal year,

•	to vote on a Board of Directors’ proposal to adopt The Octel Corp. 2004 Non-Employee Directors’ Stock Plan,

•	to vote on a Board of Directors’ proposal to adopt The Octel Corp. 2004 Executive Co-Investment Plan,

•	to vote on a Board of Directors’ proposal to re-approve The Octel Corp. Performance Related Stock Option Plan, as amended,

•	to vote on a Board of Directors’ proposal to re-approve The Octel Corp. Company Share Option Plan, as amended,

•	to vote on a Board of Directors’ proposal to re-approve The Octel Corp. Non-Employee Directors’ Stock Option Plan, as amended, and

•	to vote on a Board of Directors’ proposal to re-approve The Octel Corp. Savings Related Share Option Scheme, as amended.

Record Date and Quorum

This Proxy Statement, the Proxy Form and the Corporation’s Annual Report to Stockholders are being mailed on or about March 15, 2004 to holders of record of the Common Stock at the close of business on March 5, 2004 (the “Record Date”). Each outstanding share of Common Stock entitles the holder thereof as of the record date to one vote (or where a part share shall be owned a proportionate part of the vote of one share) on each matter to come before the Annual Meeting. As of the Record Date, excluding treasury stock, there were 12,348,718 shares of Common Stock outstanding. There are no other outstanding voting securities of the Corporation other than the Common Stock.

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the shares of Common Stock outstanding and entitled to vote will constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are treated as present and entitled to vote, and therefore are counted in determining the existence of a quorum. At the Annual Meeting, election inspectors will determine whether or not a quorum is present.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner with respect to such item.

Proxies

If the enclosed proxy form (the “Proxy Form”) is properly signed, dated and returned to the Corporation, the individuals identified as proxies thereon will vote the shares represented by the Proxy Form in accordance with the directions noted thereon. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed Proxy Form will be voted as the Board of Directors recommends. The Corporation’s management does not know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are presented, all proxies will be voted in accordance with the recommendations of the Corporation’s Board of Directors unless the stockholder otherwise specifies in the Proxy Form.

Returning your completed Proxy Form will not prevent you from voting in person at the Annual Meeting if you are present and wish to vote. In addition, you may revoke your proxy at any time before it is voted by sending written notice of revocation or by submission of a properly executed proxy bearing later date to the Secretary of the Corporation prior to the Annual Meeting at the Corporation’s principal executive offices at the address above.

Required Votes

Proposal One (Election of Directors): The election of directors is decided by the affirmative vote of a plurality of the votes duly cast by holders of all shares entitled to vote in the election. Abstentions and broker “non-votes” are not counted as votes cast for the purpose of electing directors. Accordingly, abstentions and broker “non-votes” will not be taken into account and, therefore, will not affect the outcome of the election of directors.

Proposal Two (Ratification of Appointment of Independent Auditors): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2004. A broker or nominee has discretion to vote on this matter. Accordingly, both abstentions and broker “non-votes” will be treated as present and entitled to vote and, therefore, will have the effect of votes against this proposal.

Proposal Three (Adoption of The Octel Corp. 2004 Non-Employee Directors’ Stock Plan (2004 NEDs’ Stock Plan)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the 2004 NEDs’ Stock Plan. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

Proposal Four (Adoption of The Octel Corp. 2004 Executive Co-Investment Plan (2004 Co-Investment Plan)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to adopt the 2004 Co-Investment Plan. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter and, therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Five A (Amendment of The Octel Corp. Performance Related Stock Option Plan (PRSOP)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to re-approve the PRSOP, as amended. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter and, therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Five B (Amendment of The Octel Corp. Company Share Option Plan (CSOP)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to re-approve the CSOP, as amended. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter and, therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Five C (Amendment of The Octel Corp. Non-Employee Directors’ Stock Option Plan (NEDs’ Stock Option Plan)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to re-approve the NEDs’ Stock Option Plan, as amended. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against the proposal. A broker “non-vote” is treated as not being entitled to vote on this matter and, therefore, is not counted for purposes of determining whether this proposal has been approved.

Proposal Five D (Amendment of The Octel Corp. Savings Related Share Option Scheme (Savings Related Plan)): The affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to re-approve the Savings Related Plan, as amended. Abstentions will be treated as being present and entitled to vote on this matter and, therefore, will have the effect of votes against this proposal. A broker “non-vote” is treated as not being entitled to vote on this matter and, therefore, is not counted for purposes of determining whether this proposal has been approved.

PROPOSAL ONE

(Item 1 on the Proxy Form)

Election of Directors

The Bylaws of the Corporation provide that the number of directors shall be not less than three nor more than 12 members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and that the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Currently, the Board has seven members, two in Class I, two in Class II and three in Class III and the appointments of the directors in such Classes expire at the Annual Meetings of the Corporation in 2005, 2006 and 2004, respectively.

Directors in Class III, Dr. Robert E. Bew, Mr. Dennis J. Kerrison and Mr. Martin M. Hale, whose terms expire at the upcoming Annual Meeting, have been nominated for re-election. See “Management—Nominees for Director” for information with respect to Messrs. Bew, Kerrison and M. Hale. The Corporation believes that the nominees are willing to be elected and to serve. In the event that the nominees are unable to serve or are otherwise unavailable for election, which is not now contemplated, the incumbent Board may or may not select a substitute nominee. If a substituted nominee is selected, all proxies will be voted for the person selected.

The election of directors at the Annual Meeting requires a plurality of the votes actually cast by the stockholders present (in person or by proxy) at the meeting and entitled to vote. There is no cumulative voting as to any matter, including the election of directors.

The Board of Directors recommends a vote “FOR” the election of the nominee directors.

PROPOSAL TWO

(Item 2 on the Proxy Form)

Ratification of Appointment of Independent Auditors

The Audit Committee has appointed the accounting firm of PricewaterhouseCoopers LLP to serve as independent auditors of the Corporation with respect to the 2004 fiscal year to examine the financial statements of the Corporation for the fiscal year ending December 31, 2004 and to perform other appropriate accounting services. PricewaterhouseCoopers LLP served as the Corporation’s independent auditors for fiscal year 2003.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to questions and to make a statement if such representative desires to do so. If the stockholders do not ratify this appointment by the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting, the Audit Committee will consider other independent auditors.

The Board of Directors recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2004.

PROPOSAL THREE

(Item 3 on the Proxy Form)

Adoption of The Octel Corp. 2004 Non-Employee Directors’ Stock Plan

On February 24, 2004, the Board of Directors approved for submission to the Corporation’s stockholders a new stock plan, The Octel Corp. 2004 Non-Employee Directors’ Stock Plan (the “2004 NEDs’ Stock Plan”), pursuant to which one-fourth of each non-employee director’s annual retainer will be paid with shares of

Common Stock. Under this proposal, the Corporation seeks stockholder approval of the 2004 NEDs’ Stock Plan. The 2004 NEDs’ Stock Plan authorizes the Board to allocate from the Corporation’s treasury shares an aggregate of 50,000 shares of Common Stock for issuance under this plan.

The Board approved the 2004 NEDs’ Stock Plan to increase the number of shares of Common Stock available for equity based compensation, to support the requirement for non-employee directors to hold stock in the Corporation, and to enable the Corporation to continue to attract, motivate and retain qualified non-employee directors. More specifically, the goals of the 2004 NEDs’ Stock Plan are:

•	to more closely align non-employee director compensation with the interests of the stockholders; and

•	to encourage stock ownership by non-employee directors.

The Board believes that the Corporation’s future success will be enhanced by its ability to maintain a competitive position in attracting, motivating and retaining valuable non-employee directors through the use of this stock plan.

The summary of the 2004 NEDs’ Stock Plan which appears below is qualified in its entirety by reference to the 2004 NEDs’ Stock Plan, a copy of which is attached hereto as Appendix B.

Summary of the 2004 NEDs’ Stock Plan

Term

The 2004 NEDs’ Stock Plan shall terminate on February 24, 2014, the tenth anniversary of the date of its approval by the Corporation’s Compensation Committee (the “Compensation Committee”), or at any earlier time as may be determined by the Compensation Committee. Termination of the 2004 NEDs’ Stock Plan will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Shares

The 2004 NEDs’ Stock Plan provides shares of Common Stock to non-employee directors of the Corporation (each a “Participant”) depending on such Participant’s annual retainer (which does not include meeting or any other additional fees). The plan requires that one-fourth of each Participant’s annual retainer be paid by the Corporation in the form of Common Stock equal in value to such Participant’s third calendar quarter retainer. The numbers of shares will be determined by calculating the quotient of a Participant’s third quarter retainer and the officially quoted closing price of a share of Common Stock on The New York Stock Exchange on the payment date (rounded down to the nearest whole number).

Currently, six directors qualify for the 2004 NEDs’ Stock Plan. Additional information relating to the annual retainer of Participants may be found under the heading “Corporate Governance—Compensation of Directors” in this Proxy Statement.

Number of Authorized, Issued, and Outstanding Shares

The Board has authorized 50,000 shares of Common Stock to be allocated from the Corporation’s treasury shares to be issued under this plan. As of the date hereof, no shares have been issued or are outstanding pursuant to this plan.

Restrictions on Shares

Shares granted under the 2004 NEDs’ Stock Plan may not be transferred, assigned, or charged until the retirement, resignation or death of the applicable Participant from the Corporation’s Board.

Take-Over, Reconstruction and Amalgamation and Liquidation

In the event of a voluntary winding up of the Corporation or if any company becomes a parent of the Corporation as a result of a tender offer for all of the shares of the Corporation, then all restrictions placed on shares issued pursuant to this plan shall be removed.

Administration

The Corporation is required at all times to keep available either sufficient unissued shares or sufficient treasury shares of Common Stock to satisfy the awards of shares to Participants. The cost of introducing and administering the 2004 NEDs’ Stock Plan shall be borne by the Corporation.

This plan is administered by the Compensation Committee, whose members meet the current New York Stock Exchange standard for independence. The Compensation Committee may administer this plan as it deems fit so long as it acts within the rules of the plan. All Compensation Committee decisions are final and conclusive.

Alterations

The Compensation Committee may alter the rules of the 2004 NEDs’ Stock Plan in any way it thinks fit so long as the subsisting rights of former and current Participants are neither abrogated nor adversely affected, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable law.

Governing Law

The 2004 NEDs’ Stock Plan shall be governed by and construed in accordance with the laws of England and Wales.

New Plan Benefits

The 2004 NEDs’ Stock Plan is available only to non-employee directors of the Corporation. During fiscal 2004 the non-employee chairman of the Board will receive an annual retainer of $140,000 and each of the five other non-employee directors receive an annual retainer of $33,000 each. Therefore, the non-employee directors, together as a group, will receive a total of $305,000 in annual retainers during fiscal year 2004. Under this plan, one-fourth of the annual retainer will be paid in the form of Common Stock, and assuming a share price of $19.69 (the December 31, 2003 closing price on The New York Stock Exchange) on the relevant quarterly retainer payment date, the non-employee directors, together as a group, would receive approximately 3,872 shares under this plan for such fiscal year. The assumed share price may not be indicative of the share price on any quarterly retainer payment date.

2004 NEDs’ Stock Plan

Name and Position	Dollar Value ($)	Number of Shares
Non-Employee Director Group	76,250	3,872

The Board of Directors recommends a vote “FOR” the approval of the 2004 NEDs’ Stock Plan.

PROPOSAL FOUR

(Item 4 on the Proxy Form)

Adoption of The Octel Corp. 2004 Executive Co-Investment Plan

On February 24, 2004, the Board of Directors approved for submission to the Corporation’s stockholders a new stock plan, The Octel Corp. 2004 Executive Co-Investment Plan (“2004 Co-Investment Plan”), pursuant to which certain senior executives of the Corporation will be required to build their shareholdings in the Corporation. Each participant in the plan will be required to build his or her shareholdings in the Corporation as required by the Compensation Committee. The Compensation Committee has determined that initially, participants should acquire (and maintain) a holding of shares of Common Stock equal in value to his or her annual base salary over the next four years. Under this proposal, the Corporation seeks stockholder approval of the 2004 Co-Investment Plan. The 2004 Co-Investment Plan authorizes the Board to allocate from the Corporation’s treasury shares an aggregate of 95,000 shares of Common Stock for issuance as matching shares (as defined below) under this plan.

The Corporation believes that its proposal to allocate from the Corporation’s treasury shares the 95,000 shares for issuance under the 2004 Co-Investment Plan is, in terms of dilution, in line with competitive norms. At the request of the Corporation, a global management consulting firm advised the Corporation that the number of shares to be allocated under this plan, in conjunction with the other stock plans, would enable the Corporation to grant shares under its plans at levels consistent with median practice among companies of a similar size to the Corporation. Furthermore, the consultants determined that the aggregate number of shares that the Board has proposed to be allocated for issuance under the Corporation’s equity based compensation plans (as set forth in Proposal Three, this Proposal Four and Proposal Five of this Proxy Statement) is consistent with typical practice among companies in similar industries. The Board believes that the Corporation’s future success will be enhanced by its ability to maintain a competitive position in recruiting and retaining valuable senior executives through the use of such a stock plan.

The Board approved the 2004 Co-Investment Plan to increase the number of shares of Common Stock available for equity based compensation grants to enable the Corporation to continue to attract, motivate and retain qualified senior executives who are focused on delivering results which are aligned with stockholders’ interests. More specifically, the goals of the 2004 Co-Investment Plan are:

•	to more closely align senior executive compensation with the interests of the stockholders; and

•	to encourage stock ownership by senior executives of a minimum of 100% of annual base salary.

The summary of the 2004 Co-Investment Plan which appears below is qualified in its entirety by reference to the 2004 Co-Investment Plan, a copy of which is attached hereto as Appendix C.

Summary of the 2004 Co-Investment Plan

Term

The 2004 Co-Investment Plan shall terminate on February 24, 2014, the tenth anniversary of the date of its approval by the Compensation Committee, or at any earlier time as may be determined by the Compensation Committee. Termination of the 2004 Co-Investment Plan will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Shares

Under the 2004 Co-Investment Plan, certain senior executives (the “Eligible Employees”) are allowed to elect, within 21 days after a bonus notification date, to utilize up to 50% of the annual bonus earned for the purchase of shares of the Corporation’s Common Stock on the open market during the next available trading opportunity in accordance with the Corporation’s trading policy (each a “Purchased Share”). For every two Purchased Shares so acquired, the Corporation will provisionally allocate one additional share (a “matching share”) to the Eligible Employee at no cost to such Eligible Employee. See “Conditions Relating to Matching Shares” below.

Each year, the Committee sets a target bonus for each Eligible Employee. If the Corporation’s or an Eligible Employee’s performance results in a bonus award that exceeds the target bonus, then such Eligible Employee must utilize at least one-third of the amount in excess of the target bonus amount and may utilize up to 100% percent of the excess over the target bonus amount, in each case, for the purchase of shares in the Corporation on the open market. For every Purchased Share so acquired, the Corporation will provisionally allocate one additional matching share to the Eligible Employee.

Currently, approximately seven senior executives qualify for the 2004 Co-Investment Plan. Additional information on the compensation of the Corporation’s executives may be found under the heading “Executive Compensation and Other Information” in this Proxy Statement.

Conditions Relating to Matching Shares

Matching shares will become vested and will be transferred to an Eligible Employee if such person continues to be employed by the Corporation on the third anniversary of the date on which he or she made the election to acquire the Purchased Shares.

Generally, if the Eligible Employee leaves the employment of the Corporation before the matching shares have been transferred to him, then such matching shares shall be forfeited.

Restrictions on Matching Shares

Matching shares provisionally provided to Eligible Employees under this plan shall be personal to such Eligible Employee and shall not be capable of being sold, transferred, assigned, or charged until certain conditions are satisfied. Eligible Employees shall have no voting or other rights under the matching shares provisionally provided to such Eligible Employees until certain conditions are satisfied.

Take-Over, Reconstruction and Amalgamation and Liquidation

In the event a resolution is passed for the voluntary winding-up of the Corporation or any company becomes a parent of the Corporation as a result of making a tender offer to acquire the whole of the Corporation’s issued share capital (other than any shares already owned by the acquiring company or any subsidiary of the acquiring company) which is made on a condition that if it is satisfied the acquiring company will become the parent, then all restrictions placed on the matching shares pursuant to this plan shall be removed.

Administration

The Corporation is required at all times to keep available either sufficient unissued shares or sufficient treasury shares of Common Stock to satisfy the share awards granted under this plan. The cost of introducing and administering this plan shall be borne by the Corporation.

The Committee may administer this plan as it deems fit so long as the Committee acts within the rules of the stock plan. All Committee decisions are final and conclusive.

Alterations

The Committee may alter the rules of the 2004 Co-Investment Plan in any way it thinks fit so long as the subsisting rights of former and current Eligible Employees are neither abrogated nor adversely affected, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable law.

Governing Law

The 2004 Co-Investment Plan shall be governed by and construed in accordance with the laws of England and Wales.

Number of Authorized, Issued, and Outstanding Shares

The Board has authorized 95,000 shares of Common Stock to be allocated from the Corporation’s treasury shares to be issued as matching shares under this plan. As of the date hereof, no shares have been issued and are outstanding pursuant to this plan.

New Plan Benefits

The 2004 Co-Investment Plan is available only to certain senior executive officers of the Corporation. The benefits or amounts that may be received by or allocated to each of the following persons or groups under the 2004 Co-Investment Plan for the upcoming fiscal year cannot be determined as they are dependent, in part, on business results, the discretion of the Eligible Employees and the fair market value of the Common Stock at a future date. However, for illustrative purposes and as required by applicable regulations, the table below states the benefits or amounts allocated to each of the following persons or groups during fiscal year 2003. These figures demonstrate, assuming a share price of $19.69, the stock price on December 31, 2003, the number of matching shares that would have been allocated to each Eligible Employee had the 2004 Co-Investment Plan been in place during the last fiscal year and each Eligible Employee had acquired the maximum possible number of Purchased Shares (i.e., by utilizing 50% of his bonus up to the target, and 100% of his bonus above the target to acquire Purchased Shares). These figures may not be indicative of future grants under the 2004 Co-Investment Plan.

2004 Co-Investment Plan

Name and Position(1)	Dollar Value ($)	Number of Matching Shares
Dennis J. Kerrison President and Chief Executive Officer	305,848	15,533

Paul W. Jennings Executive Vice President and Chief Financial Officer	124,302	6,313

Alexander A. Dobbie Executive Vice President	72,357	3,675

Sharon E. Todd Executive Vice President	43,178	2,193

Executive Group (seven persons, including the above named individuals)	676,637	34,364

(1)	As Mr. Jarvis retired effective April 30, 2003 and Mr. Hanslip retired effective December 31, 2003, neither will be eligible to receive benefits under this plan. Accordingly, they have not been included in this table.

The Board of Directors recommends a vote “FOR” the approval of the 2004 Co-Investment Plan.

PROPOSALS FIVE A, B, C AND D

Re-Approval of the Stock Option Plans, as amended

The Board of Directors initially adopted in May 1998, and the stockholders initially approved in May 1998 (and amended and re-approved in May 2000), the following stock option plans: The Octel Corp. Performance Related Stock Option Plan (“PRSOP”), The Octel Corp. Company Share Option Plan (“CSOP”), The Octel Corp. Non-Employee Directors’ Stock Option Plan (“NEDs’ Stock Option Plan”), and The Octel Corp. Savings-Related Share Option Scheme (“Savings Related Plan” and collectively, the “Current Stock Option Plans”). The Current Stock Option Plans provide for the issuance of stock options for an aggregate of 2,075,000 shares of Common Stock to directors, officers, and certain employees of the Corporation. The Corporation has granted options over substantially all of the shares available under the Current Stock Option Plans. As of February 3, 2004, option holders under the Current Stock Option Plans had exercised or currently hold an aggregate of 2,008,918 options and only 66,082 shares of Common Stock (the “Remaining Shares”) remain authorized and approved for issuance by the Board under the Current Stock Option Plans.

Current Stock Option Plans, as of February 3, 2004

Plan	Number of Options Exercised	Number of Options Outstanding	Total Number of Authorized Shares
PRSOP	232,919	283,132	516,051
CSOP	202,129	927,601	1,129,730
NEDs’ Stock Option Plan	17,847	165,993	183,840
Savings Related Plan	72,606	106,691	179,297

Sub-total	525,501	1,483,417	2,008,918
Remaining Shares	—	—	66,082

Total	525,501	1,483,417	2,075,000

On February 24, 2004 the Board approved for submission to the Corporation’s stockholders amended and restated versions of each of the Current Stock Option Plans (collectively, the “Amended Stock Option Plans”). Under subsections A, B, C and D of this proposal, the Corporation seeks stockholder re-approval of each of the Amended Stock Option Plans. Generally, the material amendments contained in the Amended Stock Option Plans: (i) increase the number of shares of Common Stock issuable from treasury stock under each plan and (ii) limit the maximum number of shares that may be issued pursuant to awards under each plan. In aggregate, the Board has proposed that 823,000 additional shares of Common Stock be authorized from the Corporation’s treasury shares to be available to the Board for issuance under the Amended Stock Option Plans and that such shares be allocated to the Amended Stock Option Plans as follows:

•	560,000 shares of Common Stock allocated to the Amended PRSOP;

•	93,000 shares of Common Stock allocated to the Amended CSOP;

•	50,000 allocated to the Amended NEDs’ Stock Option Plan; and

•	120,000 shares of Common Stock allocated to the Amended Savings Related Plan.

The Board has also proposed that:

•	36,000 of the Remaining Shares be allocated for issuance under the Amended CSOP; and

•	30,082 of the Remaining Shares be allocated for issuance under the Amended NEDs’ Stock Option Plan.

The amendments are more fully described in each of the proposals below.

Amended Stock Option Plans, Subject to Stockholder Approval

Plan	Number of Options Exercised	Number of Options Outstanding	Number of Shares Allocated from Treasury Shares	Total Number of Authorized Shares
Amended PRSOP	232,919	283,132	560,000	1,076,051
Amended CSOP	202,129	927,601	93,000	1,258,730	(1)
Amended NEDs’ Stock Option Plan	17,847	165,993	50,000	263,922	(2)
Amended Savings Related Plan	72,606	106,691	120,000	299,297

Total	525,501	1,483,417	823,000	2,898,000

Notes:

(1)	This figure includes 36,000 Remaining Shares previously authorized by the Board and approved by the Corporation’s stockholders and presently proposed to be allocated for issuance under the Amended CSOP.
(2)	This figure includes 30,082 Remaining Shares previously authorized by the Board and approved by the Corporation’s stockholders and presently proposed to be allocated for issuance under the Amended NEDs’ Stock Option Plan.

The Board approved the Amended Stock Option Plans to increase the number of stock options available for equity based incentive grants to enable the Corporation to continue to attract, motivate, and retain qualified directors, officers, employees, and other individuals. More specifically, the goals of the Amended Stock Option Plans are:

•	to more closely align director and employee compensation with the interests of the stockholders;

•	to establish compensation levels that are necessary to attract and retain highly qualified executives;

•	to increase focus on achievement of exceptional performance by providing performance share options, with demanding targets, as a reward for delivery of high performance and meeting strategic long-term objectives; and

•	to encourage stock ownership by directors, executives and other employees.

The Corporation believes that its proposal to increase the number of shares subject to the Amended Stock Option Plans, and to reserve for issuance thereunder 823,000 treasury shares, will provide the Corporation with a reasonable number of shares with which to make grants under the Amended Stock Option Plans. At the request of the Corporation, a global management consulting firm advised that such a number of shares would enable the Corporation to grant stock options and performance shares at levels consistent with median practice among companies of a similar size to the Corporation. Furthermore, the consultants determined that this total number of shares was consistent with typical practice among companies in similar industries.

Summary of Common Provisions of Amended Stock Option Plans

The following is a summary of the common provisions of the Amended Stock Option Plans. A summary of the unique provisions of each plan is contained in the proposal relating to the amendment and re-approval of such plan. Both summaries are qualified in their entirety by reference to each of the Amended Stock Option Plans, copies of which are attached hereto as Appendices D through G.

Administration

The Amended Stock Option Plans are administered by the Compensation Committee, which is a committee of the Board consisting of three or more non-employee directors. Under the terms of the Amended CSOP and Savings Related Plan, the powers of administration are entrusted to the Board or a duly authorized committee thereof, and the Compensation Committee has been entrusted with the powers of administration. The Board or

Compensation Committee, as the case may be, may administer the Amended Stock Option Plans as it deems fit so long as it acts within the rules of the relevant stock plan. All Board or Compensation Committee decisions, as the case may be, are final and conclusive.

The Corporation is required at all times to keep available either sufficient unissued shares of Common Stock or sufficient treasury shares to satisfy the exercise of all of the options granted under the Amended Stock Option Plans which have neither lapsed nor been exercised or to ensure that sufficient issued shares of Common Stock will be available to satisfy the exercise of granted options.

The cost of introducing and administering the Amended Stock Option Plans shall be borne by the Corporation.

Take-Over, Reconstruction and Amalgamation and Liquidation

In the event any company becomes a parent of the Corporation as a result of a tender offer for all of the shares of the Corporation or all of the shares of the same class as the shares underlying the options, options may be exercised within six months of the acquiring company becoming the parent provided conditions attached to the options have been satisfied, or the option holder may enter into an agreement with the new parent of the Corporation whereby options in a different company are exchanged for the current options.

In the event of a voluntary winding up of the Corporation, options may be exercised during the period of six months starting on commencement of such winding up, provided that such issuance is authorized by the liquidator or the court, if appropriate, at the sole cost and expense of the option holder.

Adjustments

In the event the Corporation undergoes a capitalization issue, subdivision, consolidation, or reduction of share capital, the Committee may adjust the number of shares into which an option is granted.

Alterations

The Committee or Board, as the case may be, may alter the rules of the Amended Stock Option Plans in any way it thinks fit so long as the subsisting rights of option holders are neither abrogated nor adversely affected, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable law.

Restrictions on Options

Options granted under the Amended Stock Option Plans may not be transferred, assigned, or charged.

Governing Law

The Amended Stock Option Plans and all options granted under such plans shall be governed by and construed in accordance with the laws of England and Wales.

New Plan Benefits

The benefits or amounts that may be received by or allocated to each of the following persons or groups under the Amended Stock Option Plans for the upcoming fiscal year cannot be determined as they are dependent upon a number of factors, including the discretion of the Board, the fair market value of the Common Stock at various future dates, the performance of the individuals, and, in the case of the Amended PRSOP, the attainment of certain demanding business performance conditions. Reference is made to the information provided under the heading “Executive Compensation and Other Information—Stock Option Grants” in this Proxy Statement, which sets forth certain additional information regarding the options granted under the Amended Stock Option Plans to each of the individuals listed below.

For illustrative purposes and as required by the applicable regulations, the table below shows the grants made to each of the following persons or groups for the last completed fiscal year under each of the Amended PRSOP, Amended CSOP and Amended NEDs’ Stock Option Plan. As the benefits and amounts that may be received by or allocated to each of the following persons or groups under the Amended Savings Related Plan for the upcoming fiscal year cannot be determined at this point and as no benefits or amounts were allocated to any of the following persons or groups for the last completed fiscal year, no details are provided regarding such plan. These figures may not be indicative of future grants under the Amended Stock Option Plans.

Amended Stock Option Plans

Name and Position(1)	Number of Shares Underlying Options granted during Fiscal Year 2003
	Amended PRSOP		Amended CSOP		Amended NEDs’ Stock Option Plan
Dennis J. Kerrison President and Chief Executive Officer	8,000		20,000		N/A

Paul W. Jennings Executive Vice President and Chief Financial Officer	35,000		—		N/A

Alexander A. Dobbie Executive Vice President	35,000		—		N/A

Sharon E. Todd Executive Vice President	24,000		—		N/A

Executive Group (2)	144,000	(3)	20,000	(4)	N/A

Non-Employee Directors Group	N/A		N/A		792	(5)

Non-Executive Officer Employee Group	23,100	(6)	139,500	(7)	N/A

Notes:

(1)	As Mr. Jarvis retired effective April 30, 2003 and Mr. Hanslip retired effective December 31, 2003, neither will be eligible to receive benefits under any of the Amended Stock Option Plans. Accordingly, they have not been included in this table.
(2)	Includes the four executives named above, in addition to Dr. McRobbie and Dr. Hessner.
(3)	On March 17, 2003, Mr. Kerrison was granted 8,000 options under the PRSOP, representing the same number of shares of Common Stock upon exercise. The market price per share on the option grant date was $13.91 and the offer price per option granted was $0.00. The earliest date of exercise for these options is March 17, 2006.

On March 17, 2003, Dr. Dobbie, Mr. Jennings, Dr. McRobbie and Ms. Todd were granted 35,000, 35,000, 24,000, and 24,000 options, respectively, under the PRSOP, representing the same number of shares of Common Stock upon exercise. The market price per share on the option grant date was $13.91 and the offer price per option granted was $0.00. The earliest date of exercise for these options is March 17, 2007.

On March 31, 2003, Dr. Hessner was granted 18,000 options under the PRSOP, representing the same number of shares of Common Stock upon exercise. The market price per share on the option grant date was $14.85 and the offer price per option granted was $0.00. The earliest date of exercise for these options is March 31, 2007.

(4)	On March 17, 2003, Mr. Kerrison was granted 20,000 options under the CSOP, representing the same number of shares of Common Stock upon exercise. The market price per share on the option grant date was $13.91 and the offer price per option granted was $13.91. The earliest date of exercise for these options is March 17, 2006.
(5)	On March 17, 2003, Messrs. M. Hale and C. Hale were granted 415 and 377 options, respectively, under the NEDs’ Stock Option Plan, representing the same number of shares of Common Stock upon exercise. The market price per share on option grant date was $13.91 and the price per option granted was $0.00. The earliest date of exercise for these options is March 18, 2006. The options granted to Messrs. M. Hale and C. Hale on March 17, 2003 were granted, in each case, because they elected to receive stock in lieu of a cash payment they were each entitled to receive as part of their respective annual retainer for fiscal 2003.
(6)	On March 17, 2003, certain non-executive officer employees were granted a total of 23,100 options under the PRSOP, representing the same number of shares of Common Stock upon exercise. The market price per share on the option grant date was $13.91 and the offer price per option granted was $0.00. The earliest date of exercise for 11,100 of these options is March 17, 2006 and for 12,000 of these options is March 17, 2007.
(7)	On March 17, 2003, certain non-executive officer employees were granted a total of 139,500 options under the CSOP, representing the same number of shares of Common Stock upon exercise. The market price per share on the option grant date was $13.91 and the price per option granted was $13.91. The earliest date of exercise for 19,770 of these options is March 18, 2006 and for 119,730 of these options is March 17, 2006.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences to recipients of option awards under the Amended Stock Option Plans (the “Recipients”) and such summary does not purport to be a complete enumeration or analysis of all potential relevant tax effects. This summary is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Department regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, possibly on a retroactive basis. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general brief summary. Each Recipient of an option award is urged to consult his or her own tax advisor as to the specific tax consequences to such recipient of the grant and the disposition of Common Stock.

Nonqualified Stock Options. A Recipient who is granted a nonqualified stock option, which generally is a stock option that is not an ISO as defined below (an “NQO”), generally does not recognize any taxable income upon the grant of the option, and the company that is deemed to grant such NQO is generally not entitled to a corresponding deduction. Upon exercising such NQO, the Recipient generally recognizes ordinary income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the stock acquired over the option price of such NQO. The amount of such excess is generally determined by reference to the fair market value of the applicable stock on the date of exercise. The Recipient’s basis in the stock received is generally equal to such stock’s fair market value on the date of exercise. Generally, the company that is deemed to grant such NQO is entitled to a deduction equal to the ordinary compensation taxable to the Recipient.

Incentive Stock Options. A Recipient who is granted, or exercises, an incentive stock option within the meaning of Code section 422 (an “ISO”) generally does not recognize taxable income. However, when a Recipient exercises an ISO, the excess of the corresponding stock’s fair market value on the exercise date over the option price of such ISO will be included in the Recipient’s alternative minimum taxable income and thereby may subject the Recipient to an alternative minimum tax. Such alternative minimum tax may be payable even though the Recipient receives no cash upon the exercise of such ISO with which to pay such tax. Upon a Recipient’s disposition of stock acquired pursuant to the exercise of an ISO (i) more than one year after the date of exercise of the ISO, and (ii) more than two years after the date of grant of the ISO (collectively, the “Required Holding Periods”), the Recipient generally recognizes long-term capital gain or loss, as the case may be, measured by the excess of the amount realized by the Recipient from such disposition over the exercise price of such ISO. The company that is deemed to grant such ISO is not entitled to any tax deduction by reason of the grant of exercise of such ISO, or a disposition of stock acquired upon the exercise of such ISO after the Required Holding Periods have been satisfied.

Generally, if a Recipient disposes of stock acquired pursuant to the exercise of an ISO before the expiration of the Required Holding Periods (a “Disqualifying Disposition”), the difference between the exercise price of such ISO and the lesser of (i) the fair market value of the corresponding stock upon the date of exercise, and (ii) the selling price of the corresponding stock, will constitute compensation taxable to the Recipient as ordinary income. The company that is deemed to grant such ISO generally is allowed a corresponding tax deduction equal to the amount of ordinary compensation taxable to the Recipient. Any such deduction may be subject to the limitations of section 162(m) of the Code. The excess, if any, of such selling price over such fair market value should be taxable to the Recipient as capital gain (long-term or short-term, depending upon whether the Recipient held the stock for more than one year). The company that is deemed to grant the ISO is not allowed a deduction with respect to any such capital gain recognized by the Recipient.

General. The foregoing discussion deals only with certain U.S. federal income tax consequences to Recipients and the Corporation. The laws of any other jurisdiction that could be relevant either to the Corporation, a subsidiary of the Corporation, or a Recipient are not discussed herein. In particular, the tax consequences under the laws of the United Kingdom (“U.K.”), where a substantial number of the Recipients will reside and a substantial portion of the Corporation’s operations occur, are not addressed herein. Moreover, the discussion above is relevant to the Corporation only to the extent option awards are made with respect to services performed in the United States, and is relevant to a Recipient only to the extent the Recipient either performs services for the Corporation in the United States or is a citizen or resident of the United States.

Approval by the United Kingdom Inland Revenue

The CSOP and the Savings Related Plan have approved status for tax purposes in the U.K., which is valuable to both the group and the employee beneficiaries. Approved status could be lost if amendments are made to an approved plan and the Inland Revenue subsequently asserts that a key feature of the plan has been changed without its approval or conditions for the plan qualifying for approval are no longer met. Therefore, in accordance with best practice, the proposed plan amendments will be submitted to Inland Revenue for approval at the earliest opportunity. If the Inland Revenue approves amendments which the Board determines permit the revised plans to take effect in substantially the same form as presently proposed in Proposals Five B and Five D, those amendments shall take effect.

PROPOSAL FIVE A

(Item 5 on the Proxy Form)

Re-Approval of The Octel Corp. Performance Related Stock Option Plan, as amended

Under this proposal the Corporation seeks stockholder re-approval of the Performance Related Stock Option Plan, as amended (the “Amended PRSOP”). The proposed material amendments to the PRSOP plan:

•	increase the number of shares of Common Stock to be reserved for issuance from treasury stock under this plan by 560,000 shares of Common Stock;

•	limit the maximum number of shares that may be issued pursuant to awards under this plan to 1,076,051 shares of Common Stock; and

•	require stockholder approval within 12 months for any adjustments to the maximum aggregate number of shares issuable under this plan, the definition of “Eligible Employee” under this plan, the company granting options, or the number of shares available under this plan.

In addition, under the Amended PRSOP, the Corporation may grant ISOs to certain individuals who are citizens or residents of the United States.    For further information regarding ISOs, please refer to the section titled “Certain U.S. Federal Income Tax Consequences” in this Proposal Five.

Summary of the Amended PRSOP

The description of the Amended PRSOP below is a summary of the principal provisions which are not common to the Amended Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of Amended Stock Option Plans” above, and is qualified in its entirety by reference to the Amended PRSOP Plan, a copy of which is annexed hereto as Appendix D.

Term

The Amended PRSOP shall terminate on May 11, 2008, the tenth anniversary of the date of its original approval, or at any earlier time as may be determined by the Compensation Committee. Termination of the Amended PRSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The Amended PRSOP provides stock options to certain employees of the Corporation or its subsidiaries (each an “Eligible Employee”). In general, an Eligible Employee is any employee of a participating company. Currently, there are approximately 55 employees qualify for the Amended PRSOP.

The Committee, in its absolute discretion, may grant the stock options at such exercise price as it shall determine under the Amended PRSOP, provided however, if an option is granted as an ISO, such option must be issued at an exercise price not less than the fair market value of the underlying share on the date of grant. The number of stock options that may be granted to each Eligible Employee is related to such person’s salary (excluding benefits in kind, if any). Each Eligible Employee to whom a stock option is granted has the right to disclaim in whole or in part his rights under such a stock option.

Conditions Relating to the Grant of Options

Stock options granted under the Amended PRSOP are exercisable subject to the Corporation meeting certain performance targets. The performance targets are set at the absolute discretion of the Committee, and may be amended, relaxed, waived, or substituted after the grant of the option by the Committee if existing constraints or conditions have become unfair or impractical. The targets that are set will “stretch targets” that focus on delivery of high performance and enhance stockholder value.

The Committee may also modify the terms and conditions of any stock option in order to comply with or take into account any securities, exchange control, or taxation laws, regulations, or practice of any jurisdiction as may be applicable. A holder of a stock option may be required by the Compensation Committee to make certain declarations or take such other actions as may be required to comply with or take into account such laws, regulations, or practice.

Rights of Exercise

Stock options that have vested may only be exercised by a holder while he remains employed by the Corporation or its subsidiaries, and may not (subject to certain exceptions) be exercised before the later of: (a) the second anniversary of the date of the grant, (b) any date or dates determined by the Committee and set forth on the option certificate, and (c) the date upon which the relevant performance targets have been satisfied. The previous sentence does not apply if the holder ceases to be employed as a result of injury, ill-health, disability, redundancy, or employment with a firm not or no longer affiliated with the Corporation. In such cases, the Committee has absolute discretion in determining whether such holder’s options shall lapse or become exercisable within a one year period following such holder’s termination. In the event of a holder’s death, his options may be exercised by a personal representative within one year following the date of death.

Stock options granted under the Amended PRSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the expiration of the period allowed for the satisfaction of performance targets; (c) the compulsory winding up of the Corporation; (d) when the holder of such options becomes bankrupt; or (e) termination of employment of holder.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his option, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable. If the Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Number of Authorized, Issued, and Outstanding Options

The Board has authorized an aggregate total of 1,076,051 shares of Common Stock to be issued pursuant to awards under this plan. As of February 3, 2004, 232,919 options have been exercised and 283,132 options have been issued and remain outstanding pursuant to this plan.

The Board of Directors recommends a vote “FOR” the re-approval of the Amended PRSOP.

PROPOSAL FIVE B

(Item 6 on the Proxy Form)

Re-Approval of The Octel Corp. Company Share Option Plan, as amended

Under this proposal the Corporation seeks stockholder re-approval of The Octel Corp. Company Share Option Plan, as amended (the “Amended CSOP”). The proposed material amendments to the CSOP plan:

•	increase the number of shares of Common Stock to be reserved for issuance from treasury stock under this plan by 93,000 shares of Common Stock;

•	allocate 36,000 of the Remaining Plan Shares for awards under the Amended CSOP;

•	limit the maximum number of shares that may be issued pursuant to awards under this plan to 1,258,730 shares of Common Stock; and

•	require stockholder approval within 12 months for any adjustments to the maximum aggregate number of shares issuable under this plan, the definition of “Eligible Employee” as defined therein, the company granting options, or the shares available under this plan.

In addition, under Part B of the Amended CSOP, the Corporation may grant ISOs to certain individuals who are citizens or residents of the United States.    For further information regarding ISOs, please refer to the section titled “Certain U.S. Federal Income Tax Consequences” in this Proposal Five.

Summary of the Amended CSOP

The description of the Amended CSOP below is a summary of the principal provisions which are not common to the Amended Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of Amended Stock Option Plans” above, and is qualified in its entirety by reference to the Amended CSOP, a copy of which is annexed hereto as Appendix E.

Term

The Amended CSOP shall terminate on May 11, 2008, the tenth anniversary of the date of its original approval, or at any earlier time as may be determined by the Board of Directors of the Corporation or a duly authorized committee (as used in this Proposal Five B, the “Committee”). Termination of the Amended CSOP will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The Amended CSOP is divided into Part A and Part B and provides stock options to certain directors or employees (each an “Eligible Employee”) of the Corporation or certain designated subsidiaries. In general, an Eligible Employee is either a director of a participating company who is required to work for at least 25 hours per week or an employee of a participating company who is required to work for at least 20 hours per week. Currently, one director (who is also an employee) and approximately 54 employees qualify for the Amended CSOP.

The Committee, in its absolute discretion, may grant the stock options under the Amended CSOP and the Committee may adopt any procedure it thinks fit for granting such options. Each Eligible Employee to whom a stock option is granted has the right to disclaim in whole or in part his rights under such a stock option.

Conditions Relating to the Grant of Options

Part A of the Amended CSOP is approved by the Inland Revenue in the United Kingdom and stock options granted to an Eligible Employee under Part A shall be limited so that the aggregate market value of all the shares into which the options may be exercised, at the date of granting the options, shall not exceed the statutory limit of GBP 30,000, or such amount fixed by the United Kingdom Income Tax (Earnings and Pensions) Act 2003. Part B of the Amended CSOP provides for the granting of options at fair market value at the time of grant, and Part B is not approved by the Inland Revenue.

The aggregate market value, determined at the date of granting the options, of shares with respect to incentive stock options, as defined in section 422 of the United States Federal Internal Revenue Code of 1986, as amended, which first become exercisable by an individual option holder in any calendar year shall not exceed $100,000.

Options granted under the Amended CSOP have not been, and will not be, registered under the United States Securities Act of 1933, as amended. Shares issued pursuant to the exercise of an option will be registered on Form S-8.

The Committee, on the date of granting an option, may in its absolute discretion impose any conditions and limitations upon the exercise of the option, provided that such conditions and limitations are objective and set out in full on, or details are given with, the option certificate.

Rights of Exercise

The exercise price of stock options granted under this plan shall be determined by the Committee but shall not be less than the fair market value of the shares of Common Stock underlying the options on the date of the grant, subject to adjustment in certain cases.

Stock options may only be exercised by a holder (a) while he remains employed by the Corporation or certain designated subsidiaries and (b) after: (i) a Listing, as defined in the articles of association of the Corporation, (ii) the third anniversary of the date the options were granted, or (iii) any date or dates imposed by the Committee upon the grant of the options. The previous sentence does not apply if the holder ceases to be employed as a result of injury, ill-health, disability, redundancy, or employment with a firm not or no longer affiliated with the Corporation or the designated subsidiaries. In such cases, irrespective of whether additional conditions imposed by the Committee have been satisfied, the option holder may exercise his options within the period of one year under Part A or three months under Part B, in each case following the date on which he ceases to be a director or employee. In the event of a holder’s death, his options may be exercised by a personal representative within one year following the date of death.

If any additional conditions or limitations imposed on any option has been fulfilled, such option may be exercised within a period of one year following the date the option holder ceases to hold any office or employment with the Corporation or the designated subsidiaries on the account of retirement or any other reason as set forth by the Committee.

Stock options granted under the Amended CSOP shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the expiration of the period allowed for additional conditions or limitation; (c) the compulsory winding up of the Corporation; or (d) when the holder of such options becomes bankrupt.

The issuance of all shares pursuant to the exercise of an option shall comply with the applicable securities law of the United States.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his option granted under Part B of the Amended CSOP, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable. If the Committee exercise its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Number of Authorized, Issued, and Outstanding Options

The Board has authorized an aggregate total of 1,258,730 shares of Common Stock to be issued pursuant to awards under this plan. As of February 3, 2004, 202,129 options have been exercised and 927,601 options have been issued and remain outstanding pursuant to this plan.

The Board of Directors recommends a vote “FOR” the re-approval of the Amended CSOP.

PROPOSAL FIVE C

(Item 7 on the Proxy Form)

Re-Approval of The Octel Corp. Non-Employee Directors’ Stock Option Plan, as amended

Under this proposal the Corporation seeks stockholder re-approval of the The Octel Corp. Non-Employee Directors’ Stock Option Plan, as amended (the “Amended NEDs’ Stock Option Plan”). The proposed material amendments to the Amended NEDs’ Stock Option Plan:

•	increase the number of shares of Common Stock to be reserved for issuance from treasury stock under this plan by 50,000 shares of Common Stock;

•	allocate 30,082 of the Remaining Plan Shares for issuance under the Amended NEDs’ Stock Option Plan; and

•	limit the maximum number of shares that may be issued pursuant to awards under the this plan to 263,922 shares of Common Stock.

Summary of the Amended NEDs’ Stock Option Plan

The description of the Amended NEDs’ Stock Option Plan below is a summary of the principal provisions which are not common to the Amended Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of Amended Stock Option Plans” above, and is qualified in its entirety by reference to the Amended NEDs’ Stock Option Plan, a copy of which is annexed hereto as Appendix F.

Term

The Amended NEDs’ Stock Option Plan shall terminate on May 11, 2008, the tenth anniversary of the date of its original approval, or at any earlier time as may be determined by the Compensation Committee. Termination of the Amended NEDs’ Stock Option Plan will not affect grants made prior to termination. No further grants will be made after termination.

Grant of Options

The Amended NEDs’ Stock Option Plan provides stock options to certain non-employee directors of the Corporation (each a “Participant”). The Committee, in its absolute discretion, may grant the stock options at such exercise price as it shall determine under the Amended NEDs’ Stock Option Plan. Currently six directors qualify for the Amended NEDs’ Stock Option Plan.

Each Participant to whom a stock option is granted has the right to disclaim in whole or in part his rights under such a stock option.

Rights of Exercise

Stock options may only be exercised by a holder (a) while he remains a non-employee director of the Corporation and (b) after any date or dates determined by the Committee and set forth on the option certificate. In the event an option holder ceases to be a director, the Committee has absolute discretion in determining whether such holder’s options shall lapse or become exercisable within a one year period following such holder’s termination. In the event of a holder’s death, his options may be exercised by a personal representative within one year following the date of death.

Stock options granted under the Amended NEDs’ Stock Option Plan shall lapse upon the occurrence of: (a) the tenth anniversary of the date the options were granted; (b) the compulsory winding up of the Corporation; or (c) when the holder of such options becomes bankrupt.

Discretion to Pay Cash on Exercise of an Option

When an option holder exercises his option, the Committee may, in lieu of transferring shares to the option holder, pay such option holder a cash sum equal to the value of the shares into which the option would be exercisable. If the Committee exercises its discretion to pay cash instead of transferring shares to the option holder, then the option holder shall have no further rights to the shares for which notice of exercise was given.

Number of Authorized, Issued, and Outstanding Options

The Board has authorized an aggregate total of 263,922 shares of Common Stock to be issued pursuant to awards under this plan. As of February 3, 2004, 17,847 options have been exercised and 165,993 options have been issued and remain outstanding pursuant to this plan.

The Board of Directors recommends a vote “FOR” the re-approval of the Amended NEDs’ Plan.

PROPOSAL FIVE D

(Item 8 on the Proxy Form)

Re-Approval of The Octel Corp. Savings Related Share Option Scheme, as amended

Under this proposal the Corporation seeks stockholder re-approval of the The Octel Corp. Savings Related Share Option Scheme, as amended (the “Amended Savings Related Option Plan”). The proposed material amendments to the Amended Savings Related Option Plan:

•	increase the number of shares of Common Stock to be reserved for issuance from treasury stock under this plan by 120,000 shares of Common Stock; and

•	limit the maximum number of shares that may be issued pursuant to awards under this plan to 299,297 shares of Common Stock.

Summary of the Amended Savings Related Option Plan

The description of the Amended Savings Related Option Plan below is a summary of the principal provisions which are not common to the Amended Stock Option Plans and should be read in conjunction with “Summary of Common Provisions of Amended Stock Option Plans” above, and is qualified in its entirety by reference to the Amended Savings Related Option Plan, a copy of which is annexed hereto as Appendix G.

Term

The Amended Savings Related Plan shall terminate on May 11, 2008, the tenth anniversary of the date of its original approval, or at any earlier time as may be determined by the Board of Directors of the Corporation or a duly authorized committee (as used in this Proposal Five D, the “Committee”). Termination of the Amended Savings Related Plan will not affect grants made prior to termination. No further grants will be made after termination.

Invitations of Applications and Scaling Down

The Committee, in its absolute discretion, shall determine who will receive invitations to apply for the grant of options under the Amended Savings Related Plan. Monthly contributions to be made by each applicant cannot exceed the lesser of GBP 250 per month or the maximum amount specified in paragraph 25(3)(a) of Schedule 3 to the U.K. Income Tax (Earnings and Pensions) Act of 2003 or such other maximum contribution as may be determined from time to time by the Committee. If valid applications are received for an aggregate number of shares that exceed a maximum number as set by the Committee, then the Committee may scale down applications using one of three pro rata methods to the extent necessary.

Grant of Options

Stock options under the Amended Savings Related Plan may be granted only to certain directors or employees (each an “Eligible Person”) of the Corporation or certain designated subsidiaries at such exercise price as the Committee shall determine, provided such price is not less than the fair market value of the shares underlying the options at the date of the grant. In general, an Eligible Person is either a director of a participating company who is required to work for at least 25 hours per week or an employee of a participating company and who is a resident of the United Kingdom. The Committee may, in its sole discretion, approve any other director of a participating company as an Eligible Person. Currently, one director (who is also an employee) and approximately 400 employees qualify for the Amended Savings Related Plan.

Rights of Exercise

Stock options may only be exercised by a holder while he or she remains employed by the Corporation or certain designated subsidiaries and (a) within six months starting on the bonus date under the relevant savings contract or (b) within six months following the date on which he or she reaches the age of 65. The previous sentence does not apply if the holder ceases to be employed by the Corporation as a result of injury, disability, redundancy, employment with a firm not or no longer affiliated with the Corporation or the designated subsidiaries, or, after holding options for at least three years, early retirement or pregnancy. In such cases, the option holder may exercise his or her options within the six month period following the date on which he or she ceases to be a director or employee of the Corporation or the designated subsidiaries. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death or the date of the bonus date, whichever is shorter.

Stock options granted under the Amended Savings Related Plan shall lapse upon the occurrence of: (a) six months after the bonus date; (b) when an option holder ceases to be employed by the Corporation or the designated subsidiaries; (c) the compulsory winding up of the Corporation; or (d) when the holder of such options becomes bankrupt.

Number of Authorized, Issued, and Outstanding Options

The Board has authorized an aggregate total of 299,297 shares of Common Stock to be issued pursuant to awards under this plan. As of February 3, 2004, 72,606 options have been exercised and 106,691 options have been issued and remain outstanding pursuant to this plan.

The Board of Directors recommends a vote “FOR” the re-approval of the Amended Savings Related Plan.

MANAGEMENT

The following sets forth certain information as of March 15, 2004 with respect to the Corporation’s nominees for directors, the Corporation’s continuing directors and certain officers of the Corporation and its subsidiaries (including all executive officers of the Corporation). Officers of the Corporation serve at the discretion of the Board of Directors.

Nominees for Director

Class III Directors who will serve until the 2007 Annual Meeting and are seeking re-election

Dr. Robert E. Bew—Director and Chairman since May 7, 1998

Age: 67

Dr. Robert Bew serves as Non-Employee Chairman of the Corporation and since October 1, 1999 has provided additional advice and services to the Corporation on corporate development matters. Until January 1, 2001 he was Chairman of the European Process Industries Competitiveness Centre, an organization specializing in increasing competitiveness in process industries, and until 2002 he was Chairman of the Teesside Chemical Initiatives (TCI). He spent over 35 years with ICI, most recently as CEO of ICI’s International Chemical & Polymer division based in Teeside, U.K. Previously he served as head of ICI Corporate Planning and between 1995 and 1997 he was also Chairman of Phillips Imperial Petroleum Ltd., a refinery joint venture between ICI and Phillips Petroleum. Dr. Bew is a member of the Executive and Finance Committees.

Dennis J. Kerrison—Director since February 27, 1998

Age: 59

Dennis Kerrison serves as President and Chief Executive Officer of the Corporation. He joined the Corporation’s wholly owned subsidiary The Associated Octel Company Limited as Managing Director in May 1996 as well as serving as a Group Vice President and Officer of that Corporation’s then owners, Great Lakes Chemical Corporation. Between 1992 and 1996 he was a Director and Officer of Hickson International plc, his last position being Chief Executive Officer. Prior to this he worked in senior management roles for specialty chemical companies, in Europe and the United States, notably Rhone Poulenc, Rohm & Haas and RTZ Chemicals. Mr. Kerrison is a member of the Executive and Finance Committees.

Martin M. Hale—Director since February 27, 1998

Age: 63

Martin Hale is a Director of Great Lakes Chemical Corporation, having been a Director since 1978 and from 1995 until May 2000 served as Chairman. Prior to 1983, Mr. Hale was President and Chief Executive Officer of Marsh & McClennan Asset Management Company. From 1983 to 2001 Mr. Hale was Executive Vice President and Partner of Hellman Jordan Management Co, a registered investment adviser. He also serves as a Trustee of the Museum of Fine Arts, Boston. Martin Hale is the brother of Charles Hale who is also a Director of the Corporation. Mr. Martin Hale is the Chairman of the Audit Committee and a member of the Executive Committee.

Continuing Directors

Class I Directors who will serve until the 2005 Annual Meeting

Charles M. Hale—Director since May 7, 1998

Age: 68

Charles Hale is Executive Chairman of Polar Capital Partners Limited, a London based asset management company regulated by the FSA. Prior to 2002, he was Vice Chairman of CSFB Europe Limited, having been Chairman of Donaldson, Lufkin & Jenrette International, the London based subsidiary of Donaldson Lufkin & Jenrette Inc., until its acquisition by Credit Suisse First Boston in November 2000. Prior to 1984, he was a general partner of Lehman Brothers Kuhn Loeb and Managing Director of AG Becker International. Mr. Hale is a graduate of Stanford University and Harvard Business School. Charles Hale is the brother of Martin Hale who is also a Director of the Corporation. Mr. Charles Hale is the Chairman of the Finance Committee and a member of the Audit and Compensation Committees.

Samuel A. Haubold—Director since November 19, 2002

Age: 65

Samuel A. Haubold regularly serves as an arbitrator and mediator of international commercial disputes. He is currently affiliated with Littleton Chambers, a chamber of barristers in London. Prior to his retirement in July 2003, Mr. Haubold had been the Senior Partner of Kirkland & Ellis International in London since 1995. Mr. Haubold is a graduate of the Harvard Law School and is a member of the Advisory Council of the Institute of United States Studies, University of London. Mr. Haubold is the Chairman of the Nominating and Corporate Governance Committee.

The Class II members who will serve until the 2006 Annual Meeting

James M. C. Puckridge—Director since May 7, 1998

Age: 68

James Puckridge was Chairman of Elf Atochem U.K. Ltd. (now Atofina U.K. Ltd.), a position he assumed in 1990, until his retirement on December 31, 1998. Prior to that he was Managing Director of the same organization. He is a Non-Executive Director of Thomas Swan and Co Ltd., a U.K. based specialty chemical corporation and venture capitalist. He is a past President of the British Plastics Federation and a former Council Member of the Chemical Industries Association, where he was Chairman of the General Purpose and Finance Committee. He has been Chairman of the Trustees of The Associated Octel Company Limited Pension Plan since October 3, 2000. Mr. Puckridge is a member of the Executive, Safety, Health and Environmental, Compensation, and Nominating and Corporate Governance Committees.

Dr. Benito Fiore—Director since May 7, 1998

Age: 66

Dr. Benito Fiore is a specialist in the chemical industry retained by the chemical practices division of A T Kearney Limited, part of a global consultancy organization. Between 1990 and 1995 he was Chairman and Chief Executive Officer of Enichem U.K. Ltd. Prior to this he held a number of executive directorships in the Montedison Group working in Denmark, Canada, Italy and the USA. He is a Member of the Council of the Italian Chamber of Commerce, an Associate Member of the Council of the Chemical Industries Association and a Fellow of the Institute of Directors. Dr. Fiore is Chairman of the Compensation Committee, and a member of the Audit, and Safety, Health and Environmental Committees.

Officers (other than those who are directors and listed above)

Dr. Alexander A. Dobbie (Appointed March 1, 2003)

Age: 52

Sandy Dobbie serves as Executive Vice President, Petroleum Specialties of the Corporation, having joined it in January 2003. He was Chief Operating Officer of Brent International plc (formerly Chemetall plc) from 1994 until December 2000. Before joining Brent, he was Vice President of the Kelco Division of Merck & Co., Inc. and had been Managing Director of its international business since 1990. Prior to that he held several other management positions in Kelco mainly in manufacturing and research. He is Chairman of a biotechnology company, Gyre Limited, and Director of a chemicals consulting business, Cogency Chemical Consultants Limited, which advises on private equity transactions.

Dr. Catherine Hessner (Appointed August 12, 2003)

Age: 45

Cathy Hessner serves as Senior Vice President, Human Resources of the Corporation, having joined it in March 2003. Prior to joining the Corporation, she served as European Human Resources Director for Nova Chemicals, a US commodity chemicals company. From 1995 to 1999, Dr. Hessner served as European HR Director for Anheuser-Busch, the U.S. brewing corporation, based in the U.K. and prior to that, spent nine years with various divisions of Mars Incorporated in a variety of Human Resources and general business roles.

Dr. Geoffrey J. Hignett (Appointed December 22, 1998)

Age: 53

Geoffrey Hignett serves as Senior Vice President, Corporate Leadership of the Corporation, having been Vice President, Specialty Chemicals from December 1998 to November 2000. Dr. Hignett joined the Corporation’s subsidiary The Associated Octel Company Limited in February 1997 as Business Director, Petroleum

Specialties. From May 1993 to January 1997 he served as Director of Technology and Business Director of Water Additives for a division of FMC Corporation, a multinational engineering, manufacturing and chemicals company and prior to that as Technical Director of the Metals and Electronics Division of Laporte plc.

Paul W. Jennings (Appointed November 19, 2002)

Age: 46

Paul Jennings serves as Executive Vice President and Chief Financial Officer of the Corporation having joined the Corporation in November 2002. Prior to joining the Corporation, Mr. Jennings served as Chief Financial Officer for Griffin LLC, a joint venture between Griffin Corporation and Dupont in the crop protection chemical industry based in the U.S.A. From 1986 to 1999, Mr. Jennings held the positions of Chief Financial Officer and Vice President – Finance for various divisions and regions of Courtaulds plc working in Europe, U.S.A. and Singapore spanning the fiber, chemical, film and coating industries.

Dr. Ian McRobbie (Appointed May 7, 2002)

Age: 55

Ian McRobbie serves as Senior Vice President, Research and Technology, having joined the Corporation in January 2002. Between 1989 and 2002 he was Technical Director of A H Marks and Company Ltd., a privately owned British chemical company operating in agrochemical and speciality chemical markets. Prior to this, he worked in senior research and manufacturing roles for Seal Sands Chemical Co. Ltd. (a wholly owned subsidiary of the Hexcel Corporation based in California) and BTP plc (now part of Clariant).

Richard T. Shone (Appointed May 7, 2002)

Age: 56

Richard Shone serves as Vice President, Safety, Health and Environment of the Corporation, having joined its subsidiary, The Associated Octel Company Limited, in a similar capacity in May 1997. Prior to that, from 1986, he served as General Manager, Group Safety Hazards and Environment, Laporte plc, having previously worked for the U.K.’s Health and Safety Executive.

John P. Tayler (Appointed May 11, 1999)

Age: 48

John Tayler serves as Vice President and General Counsel to the Corporation, having been appointed Corporate Secretary on May 11, 1999 and Corporate Secretary and General Counsel on February 21, 2000. Prior to this Mr. Tayler was Company Secretary of Creative Publishing plc, having joined them in 1997 from Allied Colloids Group plc where he had been Company Secretary from 1988.

Sharon E. Todd (Appointed May 7, 2002)

Age: 37

Sharon Todd serves as Executive Vice President, Performance Chemicals and Corporate Development Director of the Corporation, having joined its subsidiary, The Associated Octel Company Limited, in October 2001. From 1997, she served as Strategic Planning Director at ICI Acrylics in Belgium. Prior to that she held various management positions with Albright & Wilson, her last position being Business Manager of one of the specialty chemical businesses.

Family Relationships

Charles Hale, who is a Director of the Corporation, is the brother of Martin Hale, who is also a Director of the Corporation. There are no other family relationships between any of the persons referred to in the sections “Nominees for Director”, “Continuing Directors” or “Officers” above.

LEGAL PROCEEDINGS

In April 2002, the Corporation commenced proceedings in the Patents Court in the U.K. against Infineum USA L.P. (“Infineum”) for the revocation of the U.K. equivalent of European Patent No. 0807155 (“155”), European Patent No. 0743972 (“972”) and European Patent No. 0743974 (“974”).

Octel and Infineum have agreed that the issues between them concerning the validity of certain patents should be determined at the European Patent Office, and not in the U.K. courts. Accordingly, Octel and Infineum have agreed that the U.K. proceedings for revocation of the patents and Infineum’s counterclaim for infringement should be stayed while this determination at the European Patent Office takes place.

No director or officer and to our knowledge no affiliate of the Corporation or any associate of any director or officer is involved, or has a material interest in, any proceedings which would have a material adverse effect on the Corporation.

Item 103 of Regulation S-K requires disclosure of administrative or judicial proceedings arising under any federal, state or local provisions dealing with protection of the environment, if the monetary sanctions might exceed $100,000. There are currently no such proceedings.

Except as described above, there are no other material pending legal proceedings to which the Corporation or any of its subsidiaries is a party, or of which any of their property is subject, other than ordinary, routine litigation incidental to their respective businesses.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize stockholder value in a manner consistent with all applicable legal and regulatory requirements as well as the highest standards of business ethics and integrity. The Corporation has adopted a set of Corporate Governance Guidelines attached to this Proxy Statement as Appendix A, including specifications for director qualification and responsibility, which the Board and senior management believe promote this purpose and represent best practices. The Board of Directors believes that corporate governance is an evolving process and periodically reviews and updates the Corporate Governance Guidelines.

The guidelines can be accessed electronically in the “Investor Relations” section of our website, www.octel-corp.com, or by writing to our Investor Relations Director at Octel Corp., European Headquarters, Global House, Bailey Lane, Manchester, M90 4AA, England.

Information about the Board of Directors

Attendance

The Board of Directors met six times and the Committees of the Board met a total of 24 times during fiscal year ended December 31, 2003. Directors are expected to attend all Board Meetings and meetings of committees on which they serve. All of the directors attended the 2003 Annual Meeting. Average attendance at the meetings, during fiscal 2003, by nominees and incumbents serving as directors was 98.11%. Each Director attended 75% or more of the meetings of the Board and meetings of committees of the Board on which he or she served.

Independent Board of Directors

The Board of Directors, after considering broadly all relevant facts and circumstances of which it is aware, including those matters set forth under “Certain Other Transactions and Relationships” and under “Management—Family Relationships”, has determined that a majority of its members are independent within the meaning of The New York Stock Exchange listing rules applicable on the date hereof.

The Corporation adopted the following standards for director independence in compliance with the NYSE corporate governance listing standards.

1.    No director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the Corporation or its wholly-owned subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Corporation). These determinations must be disclosed.

2.    The Board has established the following criteria for determining director independence:

a.    A director who is an employee, or whose immediate family member is an executive officer of the Corporation is not “independent” until three years after the end of such employment relationship;

b.    A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Corporation, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not “independent” until three years after he or she ceases to receive more than $100,000 per year in such compensation;

c.    A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Corporation is not “independent” until three years after the end of the affiliation or the employment or auditing relationship;

d.    A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Corporation’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship; and

e.    A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

The Board determined that each member of the Board, except for Mr. Kerrison, meets the aforementioned independence standards. Mr. Kerrison does not meet the aforementioned independence standards, because as the current President and Chief Executive Officer of the Corporation, he is an employee of the Corporation.

Executive Sessions of Non-Employee Directors

“Non-employee” directors are all those who are not Corporation officers, and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. Executive Sessions are led by the Chairman. An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Chairman in his or her own discretion or at the request of the Board. Dr. Robert E. Bew has been designated as the Chairman. There were four executive sessions during fiscal 2003.

Contacting the Board of Directors

Any stockholder who desires to contact the Chairman or any of the directors of the Corporation may do so via the following e-mail address: contact.board@octel-corp.com, or by writing to them at Octel Corp., Global House, Bailey Lane, Manchester M90 4AA England. Communications received electronically or in writing will be forwarded to the addressee of the communication.

Committees of the Board of Directors

The Corporation has Executive, Finance, Audit, Safety Health and Environmental, Compensation and Nominating and Corporate Governance Committees, the members of which are as shown below.

Audit Committee

The Audit Committee operates pursuant to a written Charter (attached hereto as Exhibit B to Appendix A), and is responsible for monitoring and overseeing the Corporation’s internal controls and financial reporting process, the independent audit of the Corporation’s consolidated financial statements by the Corporation’s independent auditors, PricewaterhouseCoopers LLP, and the other responsibilities set forth in its Charter. Dr. Fiore and Mr. C. Hale have served as members of this Committee since its formation on May 11, 1998. On February 20, 2002 Mr. M. Hale was appointed Chairman of this Committee. Under the listing standards of The New York Stock Exchange applicable on the date hereof, each of Messrs. B. Fiore, M. M. Hale and C. M. Hale is an “independent” director. The Committee met eight times during fiscal 2003.

All Audit Committee members possess the required level of financial literacy and at least one member of the Committee meets the current standard of requisite financial management expertise as required by The New York Stock Exchange on the date hereof. The Board of Directors has determined that Mr. M. Hale qualifies as an Audit Committee Financial Expert, as such term is defined in Item 401(h) of Regulation S-K, and is independent for purposes of the Securities Exchange Act of 1934. The Board made this determination based on Mr. M. Hale’s 40 years of experience as a securities analyst and portfolio manager with emphasis on balance sheet study and his direct experience serving on the audit committee of the Great Lakes Chemical Corporation for the last 25 years (including four years as its chairman).

PricewaterhouseCoopers LLP, the Corporation’s independent auditors, report directly to the Audit Committee.

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers’ certifications with the Securities and Exchange Commission (the “SEC”) to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

Any stockholder or employee may submit at any time a good faith complaint regarding any questionable accounting, internal accounting controls, or auditing matters concerning the Corporation without fear of dismissal or retaliation of any kind. Employees are encouraged to report their concerns and complaints to the Corporate Secretary or to the Audit Committee. Confidential, anonymous reports may be made by writing to: Corporate Secretary, Octel Corp., Global House, Bailey Lane, Manchester, M90 4AA, England. The Audit Committee has adopted a Complaint Monitoring Procedure Policy to enable confidential and anonymous reporting to the Audit Committee. All complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters will be retained in accordance with the Corporation’s document retention policy.

The Corporation’s internal audit group reports directly to the Audit Committee.

The Audit Committee Report appears later in this Proxy Statement.

Executive Committee

The Executive Committee has all the powers and authority of the Board of Directors, except those powers specifically reserved to the Board of Directors by Delaware law, the Certificate of Incorporation or the Bylaws of the Corporation or otherwise, to act for the Board, with certain restrictions, on behalf of the Corporation. Dr. Bew (Chairman), Mr. Kerrison, Mr. M. Hale and Mr. Puckridge have served as members of this Committee since its formation on May 11, 1998. The Committee did not meet during fiscal 2003.

Finance Committee

The Finance Committee reviews and assesses the financial affairs of the Corporation and provides advice to the Board of Directors on financial policies and the financial condition of the Corporation. Mr. C. Hale (Chairman), Dr. Bew and Mr. Kerrison have served as members of this Committee since its formation on May 11, 1998. The Committee met four times during fiscal 2003.

Safety, Health and Environmental Committee

The Safety, Health and Environmental Committee assesses the Corporation’s safety, health and environmental policies and performance and makes recommendations to management regarding the promotion and maintenance of standards of compliance and performance. Mr. Puckridge (Chairman) and Dr. Fiore have served as members of this Committee since its formation on May 11, 1998. The Committee met one time during fiscal 2003.

Compensation Committee

The Executive Compensation Committee operates under a formal charter that governs its duties and standards of performance. The Compensation Committee Charter appears as Exhibit D to Appendix A.

The Compensation Committee reviews management compensation programs, recommends compensation terms and agreements for senior executive officers to the Board for Board approval, reviews changes in compensation for senior executive officers and non-employee directors and administers the Corporation’s stock option plans. Dr. Fiore has served as a member of this Committee since its formation on May 11, 1998 and was appointed Chairman on February 20, 2002. Mr. Puckridge and Mr. C. Hale were appointed to the Committee on February 20, 2002. Under The New York Stock Exchange listing standards applicable on the date hereof, each of Messrs. Fiore, Puckridge and C. Hale is an “independent director”. The Committee met six times during fiscal 2003.

Nominating and Corporate Governance Committee

On November 19, 2002, the Corporation formed a Nominating and Corporate Governance Committee and appointed Mr. Haubold as its Chairman and Mr. Puckridge as a member. The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members consistent with criteria approved by the Board, recommend to the Board the persons to be nominated by the Board for election as directors of the annual meeting of stockholders, develop and recommend to the Board a set of corporate governance principles, oversee the evaluation of the Board and management. The Committee met seven times during fiscal 2003.

Under the listing standards of The New York Stock Exchange applicable on the date hereof each of the members of the Nominating and Corporate Governance Committee meet the appropriate tests for independence. The Nominating and Corporate Governance Committee operates under a formal charter that governs its duties and standards of performance. The charter appears as Exhibit C to Appendix A.

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for Director. The Committee regularly assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any time during the year.

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for election to the Board as described in the Corporate Governance Guidelines which may be found at Appendix A of this Proxy Statement. In order for any candidate to be considered by the committee, and if nominated, included in the proxy statement, such recommendation should be received no later than the deadline for submission of stockholder proposals. See “Stockholders’ Proposals For the 2005 Annual Meeting”. Recommendations should be sent to the Corporate Secretary and should specify the nominee’s name, qualification for Board membership and any other information required by the Corporation’s Bylaws. All properly submitted stockholder proposals for director nominees received by the Corporate Secretary will be submitted to the committee for review and consideration.

Disclosure Committee

The Corporation has formed a Disclosure Committee, composed of senior members of management, including the Chief Internal Auditor, the Group Financial Controller, the Corporate Secretary/Legal Counsel and the Director of Investor Relations. The Committee’s remit is to help ensure that all disclosures made by the Corporation to its security holders or the investment community are accurate and complete in all material respects, fairly present the Corporation’s financial condition and results of operations in all material respects, and are made on a timely basis as required by applicable laws and stock exchange requirements.

Code of Ethics

Management has adopted a Code of Ethics for principal executive officers and senior financial officers, violations of which may be reported to the Audit Committee. This Code of Ethics is intended to promote, among other things, honest and ethical conduct, full and accurate reporting and compliance with applicable laws and regulations.

Copies of Code of Ethics, Corporate Governance Guidelines and Committee Charters

Any stockholder who requires a copy of the Code of Ethics, Corporate Governance Guidelines or any of the Board Committee Charters may obtain one by writing to the Investor Relations Director, Octel Corp., Bailey Lane, Manchester, M90 4AA, England, or by e-mail to: investor@octel-corp.com. These documents can also be accessed via the Corporation’s website, www.octel-corp.com.

Compensation of Directors

Retainer, Committee and Meetings Fees

Non-employee directors receive compensation for their services in the form of an annual retainer, Committee Chairman fees and meeting fees. Corporation employees are not paid any fees or compensation for being on the Board or on any Board committee.

In fiscal 2003, the non-employee Chairman of the Board received an annual retainer of approximately $115,000. All other non-employee directors received an annual retainer of approximately $23,000. All non-employee directors received an annual retainer of $5,000 for each committee (other than the Audit Committee) that they chair, $1,650 per day for attendance at Board Meetings and $825 per day for attendance at Committee Meetings and for special assignments. They were also reimbursed out-of-pocket expenses.

In November 2003, the Compensation Committee recommended, and the Board approved, increases to most fees paid to directors effective January 1, 2004. The annual retainer and per diem fees paid to the non-employee directors, as described above, had not been increased since the formation of the Board in 1998. The Board determined that an increase in non-employee director fees was appropriate in light of the increased duties and responsibilities of non-employee directors and the need to bring their compensation in line with market practice. In accordance with new Director fee structure as of January 1, 2004, the non-employee Chairman of the Board will receive an annual retainer of $140,000 to recognize his responsibilities to the Corporation. All other non-employee directors will receive an annual retainer of $33,000. All non-employee directors will receive an annual retainer of $6,000 for each committee they chair, $2,500 per day for attendance at Board Meetings and $1,800 per day for attendance at Committee Meetings and for special assignments. The Chairman of Audit Committee will receive an additional annual retainer of $10,000 and members of the Audit Committee will receive an additional annual retainer of $5,000. The Board also approved for submission to the stockholders The Octel Corp. 2004 Non-Employee Directors Stock Plan, as proposed in Proposal Three of this Proxy Statement, pursuant to which (subject to approval) one-quarter of each non-employee director’s annual retainer will be paid in shares of the Corporation’s Common Stock.

In addition to their remuneration as a non-employee directors, Dr. Bew, Mr. Puckridge and Mr. Haubold also receive payments as described below, from the Corporation for consulting and other services rendered to the

Corporation. In fiscal 2003 Dr. Bew received a retainer of GBP 60,000, which at the average exchange rate for fiscal 2003 is equal to approximately $98,132, from the Corporation for providing consulting services in relation to certain corporate development matters. The consultancy fee, which was paid in pounds sterling, had been fixed over the past several years at GBP 60,000; any fluctuations in amounts reported as paid did not reflect an increase in the amount of the fees but rather are a result of the weakness of the U.S. dollar. Effective January 1, 2004, Dr. Bew’s consulting arrangement was terminated. Mr. Puckridge is the Chairman of the Pension Fund Trustees and is paid an annual retainer of $22,000 for providing services in connection with U.K. pension matters and $825 per day for attendance at pensions meetings. Prior to June 2003 Mr. Haubold was a partner in the law firm Kirkland & Ellis International LLP where he provided legal services to the Corporation. After retiring from Kirkland & Ellis International LLP in June 2003, Mr. Haubold provided consulting services to the Corporation on a transitional and as-needed basis. Mr. Haubold was paid approximately $62,800 in fiscal 2003 for providing such services. The Corporation does not anticipate that any substantial amounts will be paid to Mr. Haubold for future consulting services.

In addition to their annual retainer described above, non-employee directors are eligible to participate in The Octel Corp. Non-Employee Directors’ Stock Option Plan, as amended (more fully described in Proposal Five C), pursuant to which the Compensation Committee may, in its discretion, grant options under the plan to such non-employee directors.

The stock options granted to the non-employee directors during fiscal 2003 were:

March 17, 2003
Martin M. Hale	415
Charles M. Hale	377

The options granted to Messrs. M. Hale and C. Hale on March 17, 2003 were granted, in each case, because they elected to receive stock in lieu of a cash payment they were each entitled to receive as part of their respective annual retainer for fiscal 2003. These options vest on March 18, 2006 and are exercisable until March 17, 2013.

Deferred and Long-Term Compensation

None were awarded or in place in the last fiscal year.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act 1934, as amended, requires the Corporation’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Corporation’s Common Stock and other equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation’s Common Stock or other equity securities with the SEC. Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that each of its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 2003.

TRANSACTIONS WITH EXECUTIVES, OFFICERS, DIRECTORS AND OTHERS

During the past fiscal year, the Corporation and its subsidiaries had no transactions in which any director or any member of the immediate family of any director, had a material direct or indirect interest reportable under the applicable rules of the SEC. The Corporation has not made any charitable contributions to any charity on which any director serves as an executive officer.

CERTAIN OTHER TRANSACTIONS AND RELATIONSHIPS

The Corporation has and continues to retain Kirkland & Ellis International LLP, a law firm in which Mr. Haubold was formerly a partner, to perform significant legal services for the Corporation. Mr. Haubold retired from Kirkland & Ellis International LLP in June 2003.

In the past, the Corporation has retained AT Kearney Limited, global consultancy organization in which Dr. Fiore is a part-time associate consultant, to perform consulting services, though Dr. Fiore has not performed such services himself.

In fiscal 2003 Dr. Bew, Mr. Puckridge and Mr. Haubold received payments from the Corporation for consulting and other services rendered to the Corporation, as more fully described in “Compensation of Directors—Retainer, Committee and Meeting Fees.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Corporation’s Common Stock as of December 31, 2003 by holders of more than five percent of the Corporation’s outstanding Common Stock and as of February 3, 2004 with regard to the directors of the Corporation and the executive officers of the Corporation included in the summary Compensation Table (“Named Executives”) set forth under the caption “Executive Compensation and Other Information” who were employed by the Corporation as of February 3, 2004, and all current directors and executive officers of the Corporation as a group. As of December 31, 2003, excluding treasury stock, there were 12,109,257 shares of Common Stock outstanding. As of February 3, 2004, excluding treasury stock, there were 12,059,739 shares of Common Stock outstanding. According to the rules adopted by the Securities and Exchange Commission, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. The percentage of the Corporation’s Common Stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within 60 days of December 31, 2003 for five percent holders and February 3, 2004 for executive officers of the Corporation. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Corporation’s corporate address.

Beneficial Owners as of December 31, 2003

(Information as Reported in Schedule 13Gs as of December 31, 2003)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
T. Rowe Price Associates, Inc.(1)	1,874,925	15.6%
100 E. Pratt Street
Baltimore, MD 21202

FMR Corp.(2)	1,431,800	11.8%
82 Devonshire Street
Boston, MA 02109

White Mountains Insurance Group, Ltd(3)	1,283,000	10.7%
80 South Main Street
Hanover, NH 03755

Kestrel Investment Management Corp.(4)	792,500	6.6%
411 Borel Avenue, Suite 403
San Mateo, CA 94402

Notes:

(1)	According to a Schedule 13G dated February 13, 2004 filed jointly by T. Rowe Price Associates, Inc., a Maryland corporation, (“T. Rowe Price”) and T. Rowe Price Capital Appreciation Fund (“TRP Fund”), the shares of Common Stock shown as beneficially owned by T. Rowe Price are owned by various individual and institutional investors including TRP Fund (which owns 990,000 shares of Common Stock, representing 8.2% of the shares of Common Stock outstanding), to which T. Rowe Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities, which T. Rowe Price expressly disclaims.
(2)	According to a Schedule 13G dated February 14, 2003 filed jointly by FMR Corp. (“FMR”), Edward C Johnson 3d (“Mr. Johnson”), Abigail P Johnson (“Ms. Johnson”), Fidelity Management & Research Company (“FM&R”) and Fidelity Low-Priced Stock Fund (“Fidelity Stock”), various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock shown as beneficially owned by FMR, including Fidelity Stock (which owns 1,431,800 shares of Common Stock, representing 12.07% of the shares of Common Stock outstanding). FMR Corp. did not file a 13G in 2004 because, as far as we are aware, no change occurred in FMR Corp.’s holdings of the Common Stock of the Corporation in fiscal 2003. However, the percentage in the column “Percent of Class” has been recalculated based on the outstanding share capital as of December 31, 2003.
(3)	According to a Schedule 13G dated February 13, 2004 filed jointly by White Mountains Insurance Group Ltd., a Bermuda corporation (“WMIG”), parent holding company, and White Mountains Advisors, LLC, a Delaware limited liability company (“WMA”), through an investment advisory agreement, WMA has sole voting and dispositive power over 1,283,000 shares which are beneficially owned by OneBeacon Insurance Group (793,500 shares), The Camden Fire Insurance Association (84,500 shares), Folksamerica Reinsurance Company (30,000) shares and certain employee benefit plans sponsored by OneBeacon Insurance Company (375,000 shares).
(4)	According to a Schedule 13G dated February 10, 2004 filed jointly by Kestrel Investment Management Corporation, a California corporation, (“Kestrel”), as of December 31, 2003 David J. Steirman and Abbot T. Keller, Kestrel is deemed to be the beneficial owner of 792,500 shares of Common Stock with sole voting power for 758,900 of such shares and sole dispositive power for all 792,500 of such shares, pursuant to separate arrangements whereby it acts as investment advisor to certain persons in which it also holds an ownership interest, which persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Common Stock. Furthermore, based solely upon such Schedule 13G, David Steirman and Abbot T. Keller are deemed to be the beneficial owners of 792,500 shares of Common Stock pursuant to their 100% ownership of Kestrel.

Share Ownership of Directors and Officers

as of February 3, 2004

Name	Shares Owned Directly or Indirectly	Shares Underlying Options Exercisable Within 60 Days	Total	Percent of Class
Dr. Robert E. Bew	6,579	62,730	69,309	*
Alexander A. Dobbie	—	—	—	—
Dr. Benito Fiore	2,500	22,546	25,046	*
Charles M. Hale(1)	154,939	23,732	178,671	1.48%
Martin M. Hale(1)	156,391	22,856	179,247	1.49%
H. Alan Hanslip(2)	18,717	61,933	80,650	*
Samuel A. Haubold	2,000	—	2,000	*
Alan G. Jarvis(3)	—	40,139	40,139	*
Paul W. Jennings	500	—	500	*
Dennis J. Kerrison	79,948	201,719	281,667	2.34%
James M. C. Puckridge	2,500	22,719	25,219	*
Sharon E. Todd	—	—	—	—
Directors and Executive Officers as a group (12 persons)(4)	375,397	356,302	731,699	6.07%

Notes:

(*)	Less than 1%.
(1)	In the case of Mr. C. Hale and Mr. M. Hale, these figures include 27,960 shares as if these same shares were held by each of them individually. Mr. C. Hale and Mr. M. Hale, however, both disclaim beneficial ownership of these shares as such shares are held in a family trust over which they serve as co-trustees with shared voting power.
(2)	Mr. Hanslip retired effective December 31, 2003.
(3)	Mr. Jarvis retired effective April 30, 2003.
(4)	Includes the above named directors and officers (other than Mr. Hanslip and Mr. Jarvis who have retired) as well as Dr. Hessner and Dr. McRobbie. Note that the 27,960 shares held jointly in trust by Mr. M. Hale and Mr. C. Hale (referred to in note 1) are counted only once in these figures.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth certain information regarding compensation paid or accrued to Dennis J. Kerrison, President and Chief Executive Officer of the Corporation, and to each of the Corporation’s five next most highly compensated executive officers for services rendered to the Corporation during fiscal 2003, 2002 and 2001.

Summary Compensation Table(1)

	Annual Compensation						Long Term Compensation Awards
Name & Principal Position	Year		Salary ($)	Bonus ($)	Other Annual Compensation ($)		Number of Securities Underlying Option/ SARs	All Other Compensation ($)
Dennis J. Kerrison	2003		639,587	458,772	91,276	(2)	28,000	290,288	(3)
President and	2002		575,287	296,450	107,932		17,545	273,124
Chief Executive Officer	2001		545,655	405,565	109,916		24,359	259,158

Alan G. Jarvis	2003		132,239	—	26,594	(4)	—	520,438	(5)
Business Director, Lead Alkyls	2002		303,784	49,083	39,905		5,841	21,427
	2001		283,680	135,897	35,587		9,444	21,390

H. Alan Hanslip	2003		244,527	—	—		—	163,104	(6)
Vice President, Human Resources	2002		222,731	62,072	4,880		4,849	5,648
	2001		202,673	93,373	18,835		7,396	5,694

Paul W. Jennings	2003		325,439	186,453	491	(7)	35,000	22,985	(8)
Executive Vice President and	2002	(9)	32,532	—	491		—	3,179
Chief Financial Officer	2001		—	—	—		—	—

Alexander A. Dobbie	2003	(10)	304,321	129,602	—		35,000	—
Executive Vice President	2002		—	—	—		—	—
	2001		—	—	—		—	—

Sharon E. Todd	2003		210,739	82,431	—		24,000	—
Executive Vice President	2002		190,564	91,715	—		4,509	—
	2001	(11)	25,851	—	—		6,000	—

Notes:

(1)	All the Executives listed above are paid in pounds sterling. For the purposes of the Summary Compensation Table an exchange rate of 1.63554 is used, being the average exchange rate for the year. The Corporation does not provide restricted stock awards or LTIP’s.
(2)	Mr. Kerrison, the President and Chief Executive Officer, received other benefits consisting of tax payments paid by the Corporation of $83,269 plus other benefits mainly consisting of a leased company car the lease value of which was $8,007.
(3)	Mr. Kerrison received a pension benefit valued at $290,288. In accordance with his employment contract Mr. Kerrison, in his position as President and Chief Executive Officer of the Corporation, is entitled to a pension equal to 1/30th of final salary (or the average of the last three years of service if higher) for each year of service with the Corporation since his appointment on May 13, 1996. An element of this entitlement is met through his membership of the Octel Pension Plan, the main Corporation group defined benefit pension plan, and the remainder is designed to be met through contributions by the Corporation on his behalf to the Octel Funded Unapproved Retirement Benefit Scheme (“FURBS”), a defined contribution pension plan. Mr. Kerrison’s pension entitlements under the Octel Pension Plan are disclosed in the Pension Plan section of this Proxy Statement. Contributions to the FURBS on behalf of Mr. Kerrison during the period from May 13, 1996 to December 31, 2003 of $1,848,160 (£1,130,000 at the exchange rate of 1.63554) have been accrued for by the Corporation. The calculation of this accrual has been performed by an independent global actuarial advisor and reviewed by the Octel Pension Plan’s actuarial consultants. All Other Compensation disclosed above includes the annual FURBS contributions accrued, but not paid, on behalf of Mr. Kerrison during the years ended December 31, 2003, 2002 and 2001 of $154,327, $148,220 and $144,854, respectively.
(4)	Mr. Jarvis received other benefits consisting of a leased company car the lease value of which was $26,594.
(5)	Mr. Jarvis retired effective April 30, 2003 and at that time received a severance payment of $513,178. In addition he received a pension benefit of $7,260.
(6)	Mr. Hanslip retired effective December 31, 2003 and at that time received a severance payment of $157,416. In addition he received a pension benefit of $5,688.
(7)	Mr. Jennings received other benefits consisting of a leased company car the lease value of which was $491.
(8)	Mr. Jennings received a pension benefit valued at $22,985.
(9)	Mr. Jennings joined the Corporation on November 19, 2002.
(10)	Dr. Dobbie joined the Corporation on January 6, 2003.
(11)	Ms. Todd joined the Corporation on October 22, 2001.

Stock Option Plans

The Corporation has six stock option plans, the first four of which provide for grants of options to key employees and non-employee directors. Two other plans provide stock options on an equal basis to all U.K. employees.

The six Plans are:

i)	The Octel Corp. Company Share Option Plan, as amended;

ii)	The Octel Corp. Performance Related Stock Option Plan, as amended;

iii)	The Octel Corp. Time Restricted Stock Option Plan;

iv)	The Octel Corp. Non-Employee Directors’ Stock Option Plan, as amended;

v)	The Octel Corp. Savings Related Share Option Scheme, as amended; and

vi)	The Octel Corp. Profit Sharing Share Scheme.

The Board has proposed certain amendments to The Octel Corp. Company Share Option Plan, The Octel Corp. Performance Related Stock Option Plan, The Octel Corp. Non-Employee Directors’ Stock Option Plan and The Octel Corp. Savings Related Share Option Scheme, and descriptive summaries of such plans may be found in Proposal Five of this Proxy Statement. Details of The Octel Corp. Time Restricted Stock Option Plan and The Octel Corp. Profit Sharing Share Scheme are as follows:

i)	The Octel Corp. Time Restricted Stock Option Plan (“TRSOP”)

The “TRSOP” provided a limited number of senior managers and executives with stock bonuses in lieu of cash. The bonuses were designed to reward the management of the Corporation for managing the spin-off from Great Lakes Chemical Corporation (“Great Lakes”) and continuing to remain in employment through December 31, 1999. These awards were delivered in the form of options vesting on December 31, 1999 and exercisable by December 31, 2007. As of the date hereof, all the options issued pursuant to this plan have been exercised and no further grants will be made.

ii)	The Octel Profit Sharing Share Scheme (“Profit Sharing Plan”)

In order to encourage motivation and commitment to the new Corporation at the time of the spin-off from Great Lakes, the Compensation Committee granted every U.K. based employee an award of fifteen shares of Common Stock of the Corporation under this plan. On September 7, 2000 the Trustees made a market purchase of 7,620 shares which are currently held in trust for 508 employees. These shares were held in a trust for three years before being assigned to the individuals. The trust, approved by the U.K. Inland Revenue, allows the stock to be assigned free of any income tax liability. No further awards will be made pursuant to this plan.

All Plans were approved by stockholders prior to the spin-off from Great Lakes and all, except The Octel Corp. Time Restricted Stock Option Plan and the Profit Sharing Plan, were amended, restated and re-approved at the 2000 Annual Meeting.

Options and the conditions relating thereto, granted under the above plans are determined by the Compensation Committee. The current limit for the number of shares of Common Stock which can be issued or awarded under the six plans listed above is 2,075,000. The Corporation has proposed in Proposal Five of this

Proxy Statement an increase in the maximum limit that can be issued pursuant to awards under the Amended Stock Option Plans from 2,075,000 to 2,898,000 (including 66,082 shares of Common Stock previously authorized and approved for issuance under the plans, but not allocated to a particular plan).

Stock Option Grants

The options granted to the Named Executives during fiscal 2003 pursuant to the plans described above are set out in the following table.

Option/SAR Grants in Last Fiscal Year

	Individual Grants(1)						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options/ SARs Granted	% of Total Options/SARs Granted to Employees in 2003	Exercise or Base Price ($/Share)	Market Price of Underlying Securities on Date of Grant	Vesting Date	Expiration Date	0% ($)	5% ($)	10% ($)
Dennis J. Kerrison:
CSOP	20,000	6.12%	13.91	13.91	03/17/06	03/17/13	—	174,958	443,379
PRSOP(3)	8,000	2.45%	0	13.91	03/17/06	03/17/13	111,280	181,263	288,632
Total	28,000

Alan G. Jarvis:(4)
CSOP	0	—	—	—	—	—	—	—	—
PRSOP(3)	0	—	—	—	—	—	—	—	—
Total	0
H. Alan Hanslip:(5)
CSOP	0	—	—	—	—	—	—	—	—
PRSOP(3)	0	—	—	—	—	—	—	—	—
Total	0
Paul W. Jennings:
CSOP	0	—	—	—	—	—	—	—	—
PRSOP(3)	35,000	10.72%	0	13.91	03/17/07	03/17/13	486,850	793,027	1,262,764
Total	35,000
Alexander A. Dobbie:
CSOP	0	—	—	—	—	—	—	—	—
PRSOP(3)	35,000	10.72%	0	13.91	03/17/07	03/17/13	486,850	793,027	1,262,764
Total	35,000
Sharon E. Todd:
CSOP	0	—	—	—	—	—	—	—	—
PRSOP(3)	24,000	7.35%	0	13.91	03/17/07	03/17/13	333,840	543,790	865,895
Total	24,000

Notes:

(1)	In the event of a change of control of the Corporation, all options become fully vested and exercisable. In order to prevent dilution or enlargement of rights under the options, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure of shares of the Corporation, the type and number of shares available upon exercise and the exercise price will be adjusted accordingly. The Compensation Committee may, subject to specified limitations, advance the date on which an option shall become exercisable.
(2)	Amounts reflect assumed rates of appreciation compounded annually from the fair market value on the date of grant in accordance with the Securities and Exchange Commission’s executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.
(3)	The exercise of these options is dependent on the Corporation and the individual achieving specific performance related targets over a three year period.
(4)	Mr. Jarvis retired effective April 30, 2003.
(5)	Mr. Hanslip retired effective December 31, 2003.

Stock Option Exercises and Fiscal Year End Option Values

The table below sets forth certain information with respect to the exercise options during the fiscal year ended December 31, 2003 by the named executive officers and the fiscal year-end value of unexecuted in-the-money options held by such officers.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Number of Shares Acquired on Exercise	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable / Unexercisable ($)	Value of Unexercised In-The- Money Options at December 31, 2003(2) Exercisable / Unexercisable ($)
Dennis J. Kerrison(3)	42,452	537,442	123,532 /124,913	942,698 /1,303,434

Alan G. Jarvis(4)	52,505	280,407	40,139 /–	461,764 / –

H. Alan Hanslip(5)	11,694	177,153	74,178 / –	822,083 / –

Paul W. Jennings	—	—	– / 35,000	– / 689,150

Alexander A. Dobbie	—	—	– / 35,000	– / 689,150

Sharon E. Todd	—	—	– / 24,000	– / 472,560

Notes:

(1)	The amounts in this column are the differences between the fair market value at the exercise date of the Octel Corp. shares acquired through the option exercises and the exercise price of the option.
(2)	The amounts in these columns are the differences between the fair market value of Octel Corp. shares at December 31, 2003 ($19.69 per share), and the exercise price of the option. An option is considered in-the-money when the fair market value of the shares is greater than the exercise price of the option.
(3)	Mr. Kerrison was deemed to have exercised options in respect of 16,980 shares. However, as part of the Corporation’s plan to repurchase shares in the open market, instead of issuing shares to Mr. Kerrison, the Corporation made a payment to him equivalent to the average closing price over the three previous days. Mr. Kerrison elected to receive this payment in order to use the proceeds to pay tax on the gain attributable to the maturing of certain other options held by him.
(4)	Mr. Jarvis retired effective April 30, 2003.
(5)	Mr. Hanslip retired effective December 31, 2003.

Equity Compensation Plans

The following table summarizes information, as of December 31, 2003, relating to equity compensation plans of the Corporation pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares have been granted from time to time under the CSOP, PRSOP, TRSOP, NEDs’ Stock Option Plan, Savings Related Plan and Profit Sharing Plan.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in first column)

Equity Compensation Plans Approved by Stockholders	1,483,417	10.31	66,082
Equity Compensation Plans not Approved by Stockholders	0	—	0

The closing price of the Corporation’s Common Stock on The New York Stock Exchange on March 5, 2004 was $28.89.

Pension Plans

The Corporation operates four separate pension plans for executives. One of these is a defined benefit plan which, together with two “top up” defined contribution plans for the eligible executives, are designed to provide in total the equivalent of 1/40 of final salary (or the average of the last three years of service if higher) for each year of service (1/30 for the CEO) with the Corporation. The fourth plan is a stand alone defined contribution plan and the Corporation makes contributions, calculated as a percentage of base salary, to the plans for the eligible executives. The four plans are:

i)	The Octel Pension Plan;
ii)	The Octel Senior Management Plan;
iii)	The Octel Funded Unapproved Pension Plan; and
iv)	The Group Personal Pension.

The reason for having the top up defined contribution plans together with the defined benefit plan is to make maximum use of U.K. Inland Revenue approved pension arrangements to optimize both the Executive’s and the Corporation’s tax position.

Normal retirement age is the end of the month following the Executive’s 65th birthday.

Pension Plan Table

Final Earnings $	5 Years		10 Years		15 Years		20 Years		25 Years
	@ 1/30 $	@ 1/40 $	@ 1/30 $	@ 1/40 $	@ 1/30 $	@ 1/40 $	@ 1/30 $	@ 1/40 $	@ 1/30 $	@ 1/40 $
150,000		18,750		37,500		56,250		75,000		93,750
250,000		31,250		62,500		93,750		125,000		156,250
350,000		43,750		87,500		131,250		175,000		218,750
450,000	75,000	56,250	150,000	112,500	225,000	168,750	300,000	225,000	375,000	281,250
550,000	91,666	68,750	183,333	137,500	275,000	206,500	366,666	275,000	458,333	343,750
650,000	108,333	81,250	216,667	162,500	325,000	243,750	433,333	325,000	541,667	406,250
750,000	125,000	93,750	250,000	187,500	375,000	281,250	500,000	375,000	625,000	468,750

The table above contains the gross pension amounts payable which would be subject to local income taxes and other benefit costs for the individual. Pension benefits are calculated on a straight-life annuity basis based on eligible executives’ base pensionable salary, as described above, and are shown in the table above prior to withholding for any tax or other types of withholding that may be required at the time of payment. As of December 31, 2003, the final base pensionable salary of the Named Executives and eligible credited years under the pension plans were as follows:

Name(1)	Base Salary ($)	Eligible Years
Dennis J. Kerrison	556,087	7
Alan G. Jarvis(2)	266,209	6 1/3
H. Alan Hanslip(3)	201,996	7

Notes:

(1)	During fiscal 2003, none of Mr. Jennings, Dr. Dobbie nor Ms. Todd were eligible to participate in the plan; accordingly they are not included in this table.
(2)	Mr. Jarvis retired effective April 30, 2003.
(3)	Mr. Hanslip retired effective December 31, 2003.

Change in Control and Severance Agreements

The Corporation recognizes that establishing and maintaining a strong management team is essential in protecting and enhancing the interests of the Corporation and its stockholders. In order to ensure management stability and the continuity of key management personnel, the Corporation entered into a Change-in-Control agreement with the President and Chief Executive Officer, Mr. Kerrison at the time of the spin-off from Great Lakes. The agreement provides that in the event of a take-over or fundamental restructuring of the business, which results in the loss of Mr. Kerrison’s position, he is entitled to compensation of three years’ pay plus benefits and further that all stock options and grants to Mr. Kerrison shall vest immediately.

Employment Agreements

Each Executive also has an employment agreement which complies with U.K. employment law and which provides for, among other things, up to 30 days of annual vacation, the provision of a car, private health insurance, pension provision, life insurance, permanent health insurance and a rolling one year term of employment (two years for the CEO) which can be terminated by the Corporation upon twelve months notice (24 months for the CEO) and six months (12 months for the CEO) from the Executive.

Life Insurance Cover

Named Executives are covered by two basic plans. The Corporation’s accidental death plan provides up to six times annual salary in the event of accidental death for whatever reason. Also, as a component of the pension plans, up to four times annual salary is payable for death while in service with the Corporation.

Non-employee directors have accidental cover while on Corporation business up to a maximum of $500,000 in the case of death or injury. Cover ceases upon termination of employment with the Corporation and there are no cash surrender values.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The Compensation Committee reviews and makes recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Corporation with the assistance of external advisors and develops and administers programs providing stock-based incentives. After consideration of the Compensation Committee’s recommendations, the full Board approves the salaries and bonuses and the stock and benefit programs for the Corporation’s executive officers.

Compensation Philosophy

The compensation philosophy of the Corporation is to link executive compensation to continuous improvements in corporate performance and increases in stockholder value. The goals of the Corporation’s executive compensation programs are to:

•	Establish pay levels that are necessary to attract and retain highly qualified executives in light of the overall competitiveness of the market for high quality executive talent and the Corporation’s unique business profile.

•	Recognize superior individual performance, new responsibilities and new positions within the Corporation.

•	Balance short-term and long-term compensation to complement the Corporation’s annual and long-term business objectives and strategy and to encourage executive performance in the fulfillment of those objectives.

•	Provide variable compensation opportunities based on the Corporation’s performance.

•	Encourage stock ownership by executives.

•	Align executive remuneration with the interests of stockholders.

•	Focus on and reward achievement of exceptional performance.

Stock Ownership

The Compensation Committee believes that it can align the interests of stockholders and executives by providing those persons who have substantial responsibility over the management and growth of the Corporation with an opportunity to establish a meaningful ownership position in the Corporation. As part of this, effective January 1, 2004 the Board has established minimum share ownership guidelines for the members of the senior executive team, to encourage key employees to align their interest closely with those of other stockholders through their participation in The Octel Corp. 2004 Co-Investment Plan, if approved. Participants in the plan will be required to build their shareholdings in the Corporation to the level required by the Compensation Committee (which is currently to reach a share ownership level equivalent in value to 100% of their base annual salary within a four-year period). Currently, only Mr. Kerrison, President and Chief Executive Officer, holds sufficient shares to satisfy this guideline.

Compensation Components

Corporate and individual performances are recognized through both short- and long-term incentive compensation plans designed to align the interests of executives and stockholders. The total compensation program consists of several components: base salary, which reflects the executive’s level of responsibility and individual performance; annual incentive compensation awards in the form of cash bonuses, which reflect both corporate and individual performance; and long-term incentive compensation in the form of stock options. The latter two components provide at risk compensation which is linked directly to financial results. In addition, the 2004 Co-Investment Plan proposed for stockholder approval in this Proxy Statement will, if approved, be linked to the annual cash bonus and hence overall corporate and personal performance, and will encourage the senior team to hold shares in the Corporation. The Committee considers all elements of compensation when determining an individual’s total compensation. All compensation is paid in pounds sterling and has been translated into U.S. dollar amounts based on an exchange rate of 1.63554 (the average exchange rate for 2003).

Short-Term Incentive Compensation

Each year the Committee reviews and determines along with the other “independent” directors the base salary of the President and Chief Executive Officer. In conjunction with this review, the Committee also reviews the base salaries of other corporate officers and makes the final compensation recommendations to the Board for Board approval concerning such officers. The median level of the executive market as assessed by external surveys is used as the main criterion in determining base salary. The levels and scope of responsibility, experience, and corporate and business unit performances, as well as individual performance, are also key criteria in base salary determination.

A Management Incentive Compensation Plan (“MICP”) provides incentive compensation in the form of cash bonuses to executive officers, managers and other selected key employees who have a broad impact on the Corporation’s performance. The philosophy for incentive compensation is to provide awards when financial objectives are achieved or exceeded and provide no or reduced awards when the objectives are not achieved. The awards granted in 2003 were based on pre-established targets for corporate income, cash generation and business unit performance in addition to individual achievement against personal targets.

Long-Term Incentive Compensation

Long-term incentive compensation is comprised of annual grants of stock options which are designed to encourage key employees to remain with the Corporation and deliver by providing them with a long-term interest in the Corporation’s overall performance and, by focusing on the achievement of exceptional business results, to motivate them to maximize long-term stockholder value. The Corporation’s stock option grant guidelines were designed with the assistance of external compensation consultants. The Committee administers the stock compensation plans. A combination of options at market value at the date of grant and performance related zero cost stock options, which cannot be exercised for at least three years from the date of grant and with a maximum of 10 year exercise from date of grant will generally be granted annually.

Chief Executive’s Compensation

Mr. Kerrison’s compensation includes base salary, incentive compensation and stock options. In 2003, consistent with all other executive officers, the President and Chief Executive Officer’s compensation was determined by the Board, based on the Compensation Committee recommendations in accordance with the salary policy, bonus programs and stock option guidelines, namely the Corporation and the President and Chief Executive’s overall performance and motivation to maximize long-term stockholder value. Stock options, which cannot be exercised for at least three years from the date of grant, with a maximum of 10 year exercise from plan inception, will generally be granted annually. The Committee has available information as to the level of past awards and individual stock ownership of the President and Chief Executive Officer, as well as historical information on bonus payments and base salary.

The Committee determined that in order to better align Mr. Kerrison’s compensation with stockholder interests, a greater portion of his compensation would be at-risk and directly linked to financial results.

Mr. Kerrison’s base salary effective as of January 2003 was approximately $639,587. This salary has been verified by a global external compensation consultancy as in line with market rates for CEO’s of similar sized businesses in the U.K. A bonus of approximately $458,772 was granted to Mr. Kerrison in consideration of the

Corporation’s cash generation and overall financial performance and Mr. Kerrison’s leadership of the Corporation and achievement of specific business objectives during the fiscal year. Consistent with all other executive officers, the President and Chief Executive Officer’s bonus was determined by the Board, based on the recommendation of the Compensation Committee taking into account three primary factors: achievement of an overall Corporation cash flow target, achievement of an overall Corporation income flow target and achievement of agreed personal objectives.

On March 17, 2003 pursuant to the Corporation Share Option Plan (CSOP), Mr. Kerrison was granted options in respect of 20,000 shares at an exercise price of $13.91 which will vest on March 17, 2006 and must be exercised by March 17, 2013. On the same date, Mr. Kerrison was also granted 8,000 zero cost options pursuant to the Performance Related Stock Option Plan (PRSOP) which will vest on March 17, 2013, subject to the satisfaction of certain performance criteria specified by the Compensation Committee.

In line with normal U.K. practice, Mr. Kerrison also receives a fully expensed company car, certain tax payments paid by the Corporation on his behalf and pension benefits valued at $381,564.

Summary

With a significant portion of the Corporation’s executive compensation linked directly to individual and corporate performance and paid in stock, the Committee believes that these compensation practices, together with the share ownership requirement for the senior team, will help ensure alignment with the interests of the Corporation’s stockholders. While recognizing that fluctuations of the business cycles may negatively impact financial performance from time to time, the Committee believes that the focus on stretching performance measures through the stock plans, the strong leadership provided by the Corporation’s senior executives and the infrastructure that they have put in place have positioned the Corporation to capitalize on the opportunities that lie ahead.

Compensation Committee Interlocks and Insider Participation

This report is submitted by the members of the Compensation Committee listed below, none of whom is or has been a full-time employee of the Corporation. Dr. Fiore has served as a member of the Committee since May 11, 1998. Mr. Puckridge was appointed to the Committee on February 20, 2002. The Committee met six times during fiscal 2003.

During the course of the Corporation’s last fiscal year, none of the members of the Compensation Committee served as an officer or employee of the Corporation or any of its subsidiaries nor had any relationships with the Corporation or any of its subsidiaries requiring disclosure under any paragraph of Item 402(j) (Compensation Committee Interlocks and Insider Participation) or Item 404 (Certain Relationships and Related Transactions) of Regulation S-K.

COMPENSATION COMMITTEE

Dr. Benito Fiore (Chairman) (appointed May 11, 1998)

James M. C. Puckridge (appointed February 20, 2002)

Charles M. Hale (appointed February 20, 2002)

AUDIT COMMITTEE REPORT

The Board has adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit B of the Corporate Governance Guidelines attached to this Proxy Statement as Appendix A.

As part of fulfilling its responsibilities, the Audit Committee:

1.	held meetings with the Corporation’s internal auditors and the independent auditors, both in the presence of management and privately to discuss the overall scope and plans for the respective audits, the results of the audits, the evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s final reports;

2.	reviewed and discussed the audited financial statements for fiscal year 2003 with management and the independent auditor;

3.	discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees) as amended or supplemented; and

4.	received the written disclosure and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed that firm’s independence with representatives of the firm. The Audit Committee has also considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Corporation is compatible with its independence.

Based upon these reviews and discussions, the Audit Committee has (i) appointed PricewaterhouseCoopers LLP as the independent auditors for the 2004 fiscal year and (ii) recommended to the Board of Directors, and the Board of Directors has approved, that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

Principal accountant fees and services

Aggregate fees for professional services rendered for the Corporation by PricewaterhouseCoopers LLP as of or for the years ended December 31, 2003 and 2002 (Note 1), were:

	2003	2002
	$’000	$’000

Audit	1,214	780

Audit Related	380	142

Taxation / Compliance	227	234
Taxation / Advisory	508	564

Taxation	735	798

All Other	23	374

Aggregate (Note 2)	2,352	2,094

Audit, Audit Related and Tax Compliance Fees	1,821	1,156
Tax Advisory and Other Fees	531	938

	2,352	2,094

Note	1: A substantial proportion of the fees billed in all of the categories as of or for the years ended December 31, 2003 and 2002 are denominated in a currency other than U.S. dollars. Accordingly, fees billed as of or for both periods have been translated at consistent exchange rates.

Note	2: The aggregate fees included in Audit Fees are fees billed for the fiscal years for the audits of the consolidated financial statements of the Corporation, statutory and subsidiary audits, and review of documents filed with the SEC. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

The Audit Related fees as of the years ended December 31, 2003 and 2002, respectively, were for assurance and related services related to due diligence in respect of acquisitions, and consultations concerning financial accounting and reporting standards.

Taxation Compliance fees as of the years ended December 31, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund.

Taxation Advisory fees as of the years ended December 31, 2003 and 2002, respectively, for tax planning and tax advice and advice related to mergers and acquisitions.

All Other fees as of the years ended December 31, 2003 and 2002, respectively, were for services rendered for risk management advisory services, treasury advisory services and non-information technology consulting.

Audit Committee Pre-approval Policies and Procedures

The Corporation’s Audit Committee adopted pre-approval policies and procedures for audit and non-audit services on February 24, 2004 attached as Appendix H to this Proxy Statement. For the years ended December 31, 2003, 2002 and 2001, no fees were paid to the principal accountant for which the de minimus exception was used. The Audit Committee reviewed and approved the audit and non-audit services rendered by PricewaterhouseCoopers to the Corporation during the year 2003 and concluded such services were compatible with maintaining PricewaterhouseCooper’s independence.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Corporation specifically incorporates this report or a portion of its by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

THE AUDIT COMMITTEE

Martin M. Hale (Chairman)

Dr. Benito Fiore

Charles M. Hale

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to stockholders on the Common Stock of the Corporation, S&P 500 Composite Index and S&P Specialty Chemical Index since December 31, 1998, assuming a $100 investment and the re-investment of any dividends thereafter.

Octel Corp. vs S&P Equity Indices

Cummulative Total Return to Stockholders since December 31, 1998

Value of $100 investment made December 31, 1998*

	December 31,
	1998	1999	2000	2001	2002	2003
S&P 500 Composite Index	100.00	119.53	107.41	93.40	71.57	90.46
S&P 500 Specialty Chemicals Index	100.00	110.76	89.63	93.65	103.52	121.29
Octel Corp. (OTL)	100.00	74.77	82.88	129.73	113.87	141.91

*excludes purchase commissions

INFORMATION REGARDING THE CORPORATION’S

INDEPENDENT AUDITORS

The independent auditors of the Corporation, selected by the Audit Committee for the fiscal year ending December 31, 2004, are PricewaterhouseCoopers LLP, 1 Embankment Place, London, WC2N 6RH, England. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so. The representative is also expected to be available to respond to appropriate questions.

OTHER MATTERS

As of the date of this Proxy Statement, management is not aware of any matters to be presented at the meeting other than the matters specifically stated in the Notice of Meeting and discussed in this Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed Proxy Form have discretionary authority to vote the proxy on each such matter in accordance with their judgment.

SOLICITATION AND EXPENSES OF SOLICITATION

The solicitation of proxies will be made initially by mail. The Corporation’s directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation’s Common Stock. All expenses of solicitation of proxies will be paid by the Corporation. The Corporation has retained the services of Georgeson Shareholder Communications, Inc. (“Georgeson”) to aid in the solicitation of proxies. The Corporation estimates that it will pay Georgeson a fee of approximately $9,500 plus reasonable out-of-pocket expenses for its services.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K

Copies of the Corporation’s 2003 Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2003 are being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of the Annual Report to Stockholders or the Annual Report on Form 10-K may obtain one by writing or calling the Investor Relations Director, Octel Corp., European Headquarters, Global House, Bailey Lane, Manchester, M90 4AA, England, telephone 011 44 161 498 8889, or by e-mail to investor@octel-corp.com. Such documents are also available on the Corporation’s website at www.octel-corp.com.

STOCKHOLDERS’ PROPOSALS FOR THE 2005 ANNUAL MEETING

The Corporation anticipates holding its 2005 Annual Meeting of Stockholders on Tuesday, May 3, 2005.

Under the regulations of the Securities and Exchange Commission, any stockholder desiring to make a proposal to be acted upon at the 2005 Annual Meeting of Stockholders must present such proposals to the Secretary of the Corporation at its principal office at 220 Continental Drive, Newark, DE 19713, U.S.A., not later than November 15, 2004.

Stockholder proposals or director nominations not included in a proxy statement for an annual meeting must comply with the advance notice procedures and information requirements set forth in the bylaws of the Corporation in order to be properly brought before that annual meeting of stockholders. Under the Corporation’s by-laws, any stockholder desiring to make a proposal to be acted upon at the 2005 Annual Meeting of Stockholders must present such proposals to the Secretary of the Corporation at its principal office at 220 Continental Drive, Newark, DE 19713, U.S.A., not before February 2, 2005 or later than March 4, 2005.

By order of the Board of Directors

/s/  John P. Tayler

John P. Tayler

Corporate Secretary

March 15, 2004

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD

APPENDIX A

OCTEL CORP.

CORPORATE GOVERNANCE GUIDELINES

Adopted February 24, 2004

1.    SELECTION AND COMPOSITION OF THE BOARD

(a)	Board Membership Criteria. The Board seeks to select Directors with the skills and experience to assist management in the operation of Octel’s business and to act on behalf of the shareholder body as a whole. The Nominating and Governance Committee is responsible for reviewing on an annual basis the appropriate skills and characteristics required of Board members taking into account the attributes of the existing Board members. This assessment should include issues regarding judgment, experience as well as an understanding of the technology relevant to Octel’s business activities. Independence, financial literacy, legal knowledge, personal integrity, sound business judgment, the location of the prospective Director’s residence and the ability to devote significant time to Board activities are also factors to be taken into account.

(b)	Board Membership Selection. The Nominating and Governance Committee which is composed entirely of independent Directors is responsible for carrying out the screening process to identify individuals qualified to become board members and to recommend to the full Board the selection of Directors to fill new and existing positions as members of the Board and of Board committees.

(c)	Director Orientation and Continuing Education. The Board and management will conduct orientation for new Directors to become familiar with Octel’s business operations, strategies, financial matters, ethics policies and corporate governance policies. It is the responsibility of management and the Nominating and Corporate Governance Committee to advise Directors about continuing education opportunities which they are encouraged to pursue.

(d)	Term Limits. The Board does not believe that it should establish term limits.

2.    BOARD OPERATIONS

(a)	Size of the Board. The Board currently consists of 7 Directors but believes that a smaller or larger Board may be appropriate at any given time depending on the circumstances.

(b)	Director Independence. A majority of Board members shall be independent Directors who have no material relationship to Octel consistent with the standards promulgated with the listing standards of the New York Stock Exchange. The criteria that will be applied by the Board on an annual basis in affirmatively determining Director independence are set forth in Exhibit A.

(c)	Director Responsibilities. The basic responsibility of the Directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of Octel and its shareholders. In discharging their obligation, Directors are entitled to rely on the honesty and integrity of Octel’s senior executives and its outside advisors and auditors. The Directors shall also be entitled to have the Octel purchase Directors’ and officers’ liability insurance on their behalf in an amount that is deemed by the Board to be adequate. The Board meets no less than quarterly and Directors are expected to attend all Board meetings and meetings of committees on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and data relevant to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed to the Directors well in advance of the meeting, in time for the Directors to review these materials in advance of the meeting. At the beginning of each year, the Board shall establish a schedule of Board meetings. The Chairman of the Board will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is also free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Company’s long-term strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year.

(d)	Executive Sessions. The non-management Directors will meet in executive session at least quarterly. If non-management Directors include Directors who are not independent, there shall be held at least once yearly an executive session consisting only of independent Directors. The presiding Director for purpose of leading these meetings shall be the Chairman of the Board unless the non-management Directors determine otherwise.

(e)	Annual Performance Evaluation. The Audit, Nominating & Corporate Governance and the Compensation Committees will perform a self-evaluation at least annually to determine whether it and its committees are functioning effectively. The purpose of the evaluation is to determine the effectiveness of the Board, the committees and the individual members.

(f)	Director Compensation. The Board will periodically review Director compensation in comparison with other similarly situated companies to ensure that Board and committee compensation is reasonable and competitive. Directors who are employees of Octel will not be separately compensated for Board membership. In order to align Board membership with the long-term interests of Octel’s shareholders, the Board believes that a significant portion of Director compensation should be in the form of Octel stock.

(g)	Director Access to Management. Board members will have complete access to Octel management. Board members will ensure that this contact is not distracting to business operations and that the Chief Executive Officer is appropriately informed.

(h)	Director Access to Advisors. The Board, as well each committee, may retain at any time, at the expense of Octel, outside financial, legal, compensation or other advisors it deems appropriate.

3.    BOARD COMMITTEE STRUCTURE

The current Board committees are: Executive Committee, Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee, Finance Committee and Safety, Health and Environment Committee. The Audit Committee, the Nominating and Corporate Governance Committee, the Finance Committee, the Compensation Committee and the Safety, Health and Environment Committee have promulgated charters that have been approved by the Board.

(a)	Executive Committee. The Executive Committee may exercise all of the powers of the Board of Directors, except that it may not authorise dividends, authorise the issuance of stock (unless the Board has already given general authorisation for such issuance), recommend to stockholders any action requiring stockholder approval, amend the by-laws, or approve mergers or share exchanges that do not require stockholder approval.

(b)	Audit Committee. The Audit Committee oversees the Company’s auditing, accounting, financial reporting and internal control functions, appoints the Company’s independent accounting firm and approves its services. All members must not only be independent Directors but meet all additional independence requirements applicable to Audit Committee members as required by the New York Stock Exchange and the Securities Exchange Commission. The Audit Committee charter is set forth in Exhibit B.

(c)	Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers and recommends to the Board nominees for officers and nominees for election as Directors, oversees evaluation of the Board, develops and recommends corporate governance policies to the Board and oversees implementation. All members are independent Directors. The charter of the Nominating and Corporate Governance Committee is set forth in Exhibit C.

(d)	Compensation Committee. The Compensation Committee makes recommendations to the Board concerning Directors’ compensation and determines senior officers’ compensation. All members are independent Directors. The charter of the Compensation Committee is set forth in Exhibit D.

(e)	Finance Committee. The objective of the Finance Committee is to provide the Board of Directors with assurance that the financial policies and financial condition of Octel will enable it to achieve its long-term objectives. The Charter of the Finance Committee is set forth in Exhibit E.

(f)	Health, Safety and Environment Committee. The Finance Committee shall review, monitor and assist Octel in complying with its Health, Safety and Environmental Policy and in providing guidance for developing the Company’s strategy in respect of health, safety and environmental matters. The charter of the Health, Safety and Environmental Committee is set forth in Exhibit F.

4.    LEADERSHIP DEVELOPMENT

(a)	Selection of Chief Executive Officer and Management Succession. The Board is responsible for adopting policies and principles for Chief Executive Officer selection. The Board will, in consultation with the Chief Executive Officer, adopt policies regarding succession in the event that the Chief Executive Officer is unable to discharge his duties.

(b)	Code of Ethics. The Board has adopted a Code of Ethics applicable to all Octel officers, directors and employees, which is set forth in Exhibit G.

EXHIBIT A TO APPENDIX A

OCTEL CORP.

DIRECTOR INDEPENDENCE

Adopted February 24, 2004

1.    THE INDEPENDENCE STANDARD

1.1	No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with Octel Corp. or its wholly owned subsidiaries (either directly or as a partner, shareholder or officer of an organisation that has a relationship with the company). These determinations must be disclosed.

1.2	The Board has established the following criteria for determining Director independence:

1.2.1	A Director who is an employee, or whose immediate family member is an executive officer, of the company is not independent until three years after the end of such employment relationship.

1.2.2	A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the company, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

1.2.3	A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the company is not “independent” until three years after the end of the affiliation or the employment or auditing relationship.

1.2.4	A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the company’s present executives serve on that company’s compensation committee is not “independent” until three years after the end of such service or the employment relationship.

1.2.5	A Director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payment from, the company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold.

EXHIBIT B TO APPENDIX A

OCTEL CORP.

AUDIT COMMITTEE CHARTER

Adopted February 24, 2004

Purpose

The Audit Committee’s role is one of overseeing but it recognizes that Octel Corp.’s (the “Company”) management is responsible for preparing the Company’s financial statements and that the external auditors are responsible for auditing those financial statements. Additionally, the Audit Committee (the “Committee”) recognizes that financial management, including the internal audit staff, as well as the external auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work.

The primary purpose of the Committee is to provide assistance to the Board of Directors (the “Board”) in fulfilling their responsibility relating to the Company’s corporate accounting, reporting practices and the quality and integrity of the financial reports. The Audit Committee’s primary duties are to:

•	oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Company;

•	oversee the determination of the independent auditor’s qualifications and independence;

•	oversee the performance of the Company’s internal audit function and of the independent auditors;

•	oversee that management has established and maintained processes to ensure compliance by the Company with all applicable laws, regulations and corporate policy; and

•	prepare an audit committee report as required by the Securities Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

In discharging the responsibilities described above, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain external counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the interests of the Company’s shareholders; accordingly, the external auditor is ultimately accountable to the Committee and the Board. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

The Committee shall review and reassess the adequacy of this Charter on at least an annual basis and will obtain Board approval for the Charter. The Committee shall determine, at the Committee’s sole discretion and without having to seek the approval of the Board, the appropriate funding needed to carry out the ordinary administrative expenses of the Committee that are necessary and appropriate for carrying out its duties.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition will meet all requirements of The New York Stock Exchange (“NYSE”) and the Securities Exchange Commission (“SEC”) including the requirements of independence established by those institutions.

At least one of the members of the Committee shall be an audit committee financial expert who shall possess each of the following attributes:

(i)	An understanding of generally accepted accounting principles and financial statements;

(ii)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii)	Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)	An understanding of internal controls and procedures for financial reporting; and

(v)	An understanding of audit committee functions.

Committee members shall continue to act until their successors are appointed by the Board and shall be subject to removal at any time by the Board.

No Committee Member shall serve on more than two other audit committees of SEC-reporting companies.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least twice annually with management, with the person responsible for the internal auditing function and the external auditor separately to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the external auditor and management quarterly to review the Company’s financial statements.

Key Responsibilities

The following functions shall be the common recurring activities of the Committee in carrying out its overseeing function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

In carrying out its duties and responsibilities, the Committee may develop policies and procedures, reacting as appropriate to changing conditions, which are intended to help assure the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

The Committee shall review with management and the external auditors the audited financial statements to be included in the Company’s Annual Report on Form 10-K and review and consider with the external auditors the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61 (as amended from time to time).

The Committee shall be responsible for reporting to shareholders in the Company’s annual proxy statement as required by applicable law and regulations.

The Committee shall develop with management general guidelines for earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, and monitor, review and discuss with management and the independent auditors compliance with such guidelines.

As a whole, or through the Committee Chair, the Committee shall review with the external auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61 (as amended from time to time). This review will occur prior to the Company’s filing of the Form 10-Q.

The Committee shall discuss with management and the external and internal auditors the quality and adequacy of the Company’s internal controls, including controls for ensuring financial and operational effectiveness and efficiency, and compliance with laws and regulations and guidance on appropriate risk management procedures.

The Committee shall be informed by management, external and internal auditors, of the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

The Committee shall through discussion with management and the external and internal auditors ensure that:

•	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data are reported to the Committee;

•	the Company’s external auditors have been notified of any material weaknesses; and

•	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls is reported to the Committee.

The Committee shall oversee the independence of the external auditors by:

•	approving all non-audit services by the external auditors;

•	requesting from the external auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

•	discussing with the external auditors any such disclosed relationships and their impact on the external auditor’s independence; and

•	recommending that the Board take appropriate action in response to the external auditor’s report to satisfy itself of the auditor’s independence.

The Committee shall at least annually, obtain and review a report by the independent auditor describing: the quality of the firm’s internal control procedures; any material issues raised by the most recent internal control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

The Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm, including the Company’s independent auditors, engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accountancy firm must report directly to the Committee.

The Committee shall, in conjunction with the external auditor and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

The Committee shall consider and approve, if appropriate, major changes to the Company’s accounting principles and practices proposed by management, discuss with the independent accountants any significant changes in auditing standards or their audit scope and consider and approve, if appropriate, any significant changes to the auditing practices of the internal auditors.

The Committee shall obtain periodic reports from the Company’s auditor relating to critical accounting policies and practices to be used; alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; the ramifications of such alternative treatments; a summary of the treatment preferred by the Company’s auditor; and other material written communications between the Company’s auditor and management, such as any management letter or schedule of audit differences.

The Committee shall establish regular systems of reporting to the Committee by each of management, the external auditor and the internal auditors regarding:

•	any significant judgments made in management’s preparation of the financial statements, particularly with reference to accruals, reserves or other estimates that have a significant impact on the financial statements;

•	any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information; and

•	any unusual or complex items and their accounting treatment.

The Committee shall review any disagreement among management and the external auditor or the internal auditors in connection with the preparation of the financial statements.

The Committee shall periodically review the scope of work and audit plans of the external and internal auditors.

The Committee shall establish clear hiring policies for employees or former employees of the Company’s auditor.

The Committee shall:

•	in its sole discretion obtain advice and assistance from outside legal, accounting or other advisors as it deems necessary in the performance of its duties;

•	discuss policies with respect to risk assessment and risk management;

•	meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

•	review with the independent auditor any audit problems or and management’s response;

•	report regularly to the board of directors;

•	review with the Company’s counsel any legal matter that could have a significant impact on the financial statements;

•	maintain minutes or other records of meetings and activities of the Committee; and

•	perform such other duties and responsibilities as may be assigned from time to time by the Board.

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and monitor the resolution of such complaints.

The Committee shall establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and monitor compliance with such procedures.

The Committee shall perform an annual performance evaluation of the committee utilizing a self-assessment process.

EXHIBIT C TO APPENDIX A

OCTEL CORP.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted February 24, 2004

1.    COMMITTEE’S PURPOSE

The Nominating and Corporate Governance Committee (“Committee”) is appointed by the Board of Directors of Octel Corp. (“Board”) to:

(a)	identify and make recommendations to the Board on individuals qualified to serve as Board members of Octel Corp. (“Company”) consistent with criteria approved by the Board;

(b)	develop and recommend to the Board a set of Governance Guidelines applicable to the Company and to review the Guidelines on an annual basis;

(c)	take a leadership role in shaping the corporate governance of the Company;

(d)	review and if appropriate recommend the re-nomination of incumbent directors;

(e)	review and recommend committee appointments; and

(f)	lead the Board in its annual review of the Board’s performance and to perform other related tasks as directed by the Board.

2.    COMMITTEE MEMBERSHIP

All members of the Committee shall meet the “independence” requirements within the time limits set by The New York Stock Exchange (“NYSE”). The members of the Committee shall be appointed by the Board of Directors.

3.    The duties and responsibilities of the Committee are as follows:

(a)	Develop and recommend to the Board criteria for selecting new Directors and qualifications for members of the committees of the Board.

(b)	Develop and recommend to the Board a code of ethics, applicable to the Company.

(c)	Review and periodically make recommendations to the Board concerning the composition, size, structure and training of the Board and the committees of the Board.

(d)	Oversee the evaluation of the Committee, the Board, and management at least on an annual basis.

(e)	Oversee and co-ordinate with other Board Committees compliance with Corporate Governance requirements, including annual self evaluation.

(f)	Review conflicts of interest of Directors, senior executives and consider waivers or other action related thereto.

(g)	Annually review and report to the Compensation Committee with respect to level of Director compensation and benefits.

(h)	Have authority to retain and terminate any advisors as the Committee deem appropriate to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

EXHIBIT D TO APPENDIX A

OCTEL CORP.

COMPENSATION COMMITTEE CHARTER

Adopted February 24, 2004

Purpose

The role of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing and maintaining executive compensation and incentive programmes designed to attract, retain and motivate the executive officers of the Company. The Committee will also review and recommend to the Board the framework, policy and remuneration for the Chairman and Non-Executive Directors. The Committee will provide oversight to ensure that all the Company’s compensation and incentive programmes are competitive, closely related to the achievement of corporate objectives and aligned with long-term interests of the shareholders.

The Committee shall report annually on executive compensation as required by the Securities and Exchange Commission (“SEC”) in the Company’s proxy statement or annual report on Form 10-K in accordance with applicable rules and regulations.

The Committee shall evaluate its performance annually and shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Organisation

The Committee shall be composed of at least three directors, with suitable and relevant experience in this field. All members of the Committee shall be independent directors, each of whom shall satisfy the applicable independence requirements of the New York Stock Exchange and any other regulatory requirements.

All members of the Committee shall be appointed by the Board of Directors. The Board of Directors will designate one of the members to be Chairman of the Committee.

Committee members shall continue to act until their successors are appointed by the Board and shall be subject to removal at any time by a majority of the Board.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate and at such other times as deemed necessary by the Chairman of the Committee.

The Committee shall keep regular minutes of its meetings and, at least annually, report to the Board on its actions and recommendations and shall conduct and present to the Board an annual performance evaluation of the Committee.

A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may from time to time delegate any of its duties or responsibilities to a sub-committee made up of one or more Committee members.

Key Responsibilities

The Committee shall have the following authority and responsibilities:

1. To review and together with the Nominating and Governance Committee recommend to the Board the total compensation for the Directors of the Company.

2. To review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, to evaluate the Chief Executive Officer’s performance in the light of those goals and together with the other independent directors (as directed by the Board), to determine and approve the Chief Executive Officer’s annual compensation level, based on this evaluation, including salary, bonus, incentive and equity compensation.

3. To review and make recommendations to the Board on an annual basis the evaluation process and compensation structure for the company’s officers. The Committee shall review the recommendations of the Chief Executive Officer on the performance of the senior executive officers and shall recommend to the Board the annual compensation, including salary, bonus, incentive and equity compensation, for such senior executive officers. The committee shall also provide oversight of management’s decisions concerning the performance and compensation of other company officers.

The Committee shall also be involved in any employment agreements, severance agreements or change to employment agreements between the company and its senior executive officers.

4. To review and make recommendations to the Board regarding benefit plans which pertain to the senior executive officers who report to the Chief Executive Officer.

5. To review the company’s incentive compensation and other stock-based plans and recommend changes in such plans to the board as needed. The Committee shall have and shall exercise all the authority of the board of directors with respect to the administration of such plans.

6. To retain consultants, from time to time, to advise the Committee on executive compensation practices and policies, or any other matters within the charter of the Committee. The Compensation Committee shall also have sole authority to obtain and advice and assistance from internal or external legal, accounting or other advisers.

EXHIBIT E TO APPENDIX A

OCTEL CORP.

FINANCE COMMITTEE CHARTER

Adopted February 24, 2004

Mission

To provide the Board of Directors with assurance that the financial policies and financial condition of Octel will enable it to achieve its long term objectives.

Organization

The Finance Committee of the Corporation shall consist of at least three directors. The Committee may form one or more subcommittees, each of which may take such actions as may be specified by the Committee.

Responsibilities and Duties

As its responsibilities and duties, the Committee shall:

1.    Review and make recommendations to the Board on the Corporation’s financing requirements and funding programs including banking relationships and lines of credit;

2.    Review and make recommendations to the Board concerning operating and capital expenditures budgets;

3.    Review and recommend for approval by the Board the impact of acquisitions, divestitures, capital projects, and other significant transactions on the Corporation’s capital structure or ownership where Board approval is necessary;

4.    Review the Corporation’s dividend policy and policy on share repurchases and make recommendations to the Board whether to make dividend payments and/or repurchase the Corporation’s equity securities;

5.    Make recommendations to implement the Corporation’s financial strategies or policies;

6.    Review and recommend to the board the Corporation’s position on the retirement and investment plans of the Corporation and report to the Board on the funding of qualified pension plans of the Corporation and its subsidiaries and the investment performance of the plans;

7.    Review the capital structure aspects of equity compensation plans and make recommendations to the Board and Compensation Committee relative to the overall share allotment to such plans;

8.    Authorize necessary or desirable changes in actuarial assumptions for funding the retirement plans; and

9.    Consider such other matters as may be referred to it from time to time by the Board.

Committee Structure and Operations

The Finance Committee shall:

1.    meet at least four times each year and at such other times as it deems necessary to carry out its responsibilities; and

2.    make regular reports of its proceedings to the Board.

The Finance Committee shall have the authority to retain independent counsel and other advisers, as it deems necessary or appropriate, to assist in the conduct of its duties, including the sole authority to approve the fees of any such outside advice.

EXHIBIT F TO APPENDIX A

OCTEL CORP.

SAFETY, HEALTH AND ENVIRONMENTAL COMMITTEE CHARTER

Re-Affirmed on February 24, 2004

Octel is committed to operating in a manner that provides high levels of protection for the safety, health and welfare of employees, customers, the public and the environment.

Health, safety and protection of the environment are core values and Octel will adopt a continuous improvement programme to enhance health and safety performance and to prevent any adverse impact of the Company’s operations on the environment.

The aim of the Company’s policy is to establish a line managed culture of safety, good working practices, awareness and training. The Company is also committed to conduct its operations in a way that minimises their impact on people and the environment. The policy clearly sets out the commitments, organisation and arrangements for implementation. The policy is reviewed on an annual basis by the Safety, Health and Environmental Executive Committee, which reports to the Octel Management Board.

Duties of the Committee

The Committee shall review, monitor and assist the Company in complying with its Health, Safety and Environment Policy and in providing guidance for developing the Company’s strategy in respect of health, safety and environmental matters.

The specific responsibilities of the Committee shall include:

•	Review the Company’s compliance performance with the national and regional legislation of the areas in which it operates.

•	Review of the Company’s performance against its Health, Safety and Environment Policy commitments.

•	Ensuring, through executive operational management, that the Company’s major liabilities relating to health, safety and environmental issues are properly identified and managed.

•	Review of any accidents or incidents that have the potential to cause a major, adverse impact on employees, third parties or the business.

•	Promotion of the principles of the Chemical Industries Global Responsible Care programme.

•	Review of the Company’s environmental remediation programmes, including financial provisions.

Exhibit G to Appendix A

OCTEL CORP.

CODE OF ETHICS

Adopted May 5, 2003 and Re-affirmed February 24, 2004

OCTEL CORP. DEMANDS THAT ITS DIRECTORS, OFFICERS AND EMPLOYEES MAINTAIN THE HIGHEST ETHICAL STANDARDS IN CARRYING OUT BUSINESS ACTIVITIES. This Code expresses the principles of our business ethics and is intended to assist all directors, officers and employees in meeting the high standards of personal and professional integrity required of them. Strict adherence to the provisions of this Code is a condition of employment.

This Code applies to all directors, officers and employees (“employees”) of Octel Corp., its subsidiary companies and any joint ventures that adopt this Code (“the Company”).

General Policy

The Company observes both the letter and the spirit of the laws of every country where it conducts business.

In any situation not governed by statute or explicit regulations, or where the law is ambiguous or conflicting, the Company’s affairs will be conducted in accordance with the Company’s high standards of business practice.

As the Company operates internationally it may encounter laws and customs applicable in one country which conflict with the law of another. Such instances should be referred to the Corporate Secretary for advice.

Policies

1.    Responsibility and Accountability

Each employee has the personal responsibility to ensure that his or her actions comply with this Code and any and all applicable governmental laws, rules and regulations. If you have any questions or concerns about illegal or unethical acts, you may discuss the matter on an anonymous basis with the Corporate Secretary (see Section 17 “Reporting Concerns (Whistleblowing)” for further details).

Each employee is expected to read the entire Code and to adhere to its principles. Failure to abide by this Code or the law will lead to disciplinary measures appropriate to the violation, up to and including dismissal.

2.    Additional Responsibilities of Directors and Senior Officers

Directors and senior officers (including senior financial officers) are expected to demonstrate leadership on ethical matters and to observe the highest standards of ethical conduct. These individuals are responsible for promoting open and honest communications within the Company and must show respect and consideration for each Company employee. They must at all times be diligent in observing this Code and in being alert for instances of unethical or illegal conduct.

3.    Quality of Public Disclosures

The Company has a responsibility to communicate effectively with shareholders so that they are provided with full and accurate information, in all material respects, about the Company’s financial condition and results of its operations. Our public communications, including reports and documents filed or submitted to the US Securities and Exchange Commission, such as a 10Q, 10K, Annual Report and Proxy Statement shall include full, fair, accurate and understandable disclosure and shall be made in a timely manner.

The Company has established a Disclosure Committee to assist in monitoring such disclosures, but it is the responsibility of every employee involved in the disclosure process to adhere to this Code.

4.    Conflicts of Interest

An employee’s primary employment obligation is to the Company. No employee shall engage in any business or other activity whether in an employed, self-employed or unpaid capacity which may give rise to a conflict with the Company’s interests.

General Guidance. Business decisions and actions must be based on the best interests of the Company, and must not be motivated by personal considerations or relationships. Relationships with prospective or existing suppliers, contractors, customers, competitors or regulators must not affect our independent and sound judgement on behalf of the Company. General guidelines to help employees better understand several of the most common examples of situations that may cause a conflict of interest are listed below. However, employees are required to disclose to the Corporate Secretary any situation that may be, or appears to be, a conflict of interest. When in doubt, it is best to disclose.

Senior Officers. Senior officers must disclose to the board of directors any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest.

Outside Employment. Employees may not work for or receive payments for services from any competitor, customer, distributor or supplier of the Company without the advance approval of the Corporate Secretary. Any outside activity must be strictly separated from Company employment and should not harm the Company’s interests, the business of the Company or job performance at the Company.

Board Memberships. Serving on the board of directors or a similar body for an outside company or government agency requires the advance approval of the Corporate Secretary. Helping the community by serving on boards of not-for-profit or community organisations is encouraged, and does not require prior approval. However, in all cases employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

Family Members and Close Personal Relationships. Employees may not seek to obtain special treatment from the Company for family members or friends or for businesses in which family members or friends have an interest.

Investments. Employees may not allow their investments to influence, or appear to influence, their independent judgement on behalf of the Company. The appearance of a conflict of interest is most likely to arise if an employee has an investment in a competitor, supplier, customer, or distributor and his decisions may have a business impact on this outside party. If an employee has any doubt about how an investment might be perceived, it should be disclosed to the Corporate Secretary.

Employees are also prohibited from directly or indirectly buying, or otherwise acquiring rights to any property or materials, when the employee knows that the Company is or may be interested in pursuing such an opportunity.

5.    Fraud

The Company is committed to the elimination of fraud, to the rigorous investigation of any suspected cases of fraud, and, where fraud or other criminal act is proven, to ensure that wrong doers are appropriately dealt with.

If you believe you have good reason to suspect a colleague or other person of a fraud or an offence involving the Company or a serious infringement of Company rules, such as:

•	theft of Company property

•	abuse of Company property or abuse of a position of trust

•	deception or falsification of records (eg: fraudulent time or expense claims)

you should take the action outlined in paragraph 17 of this Code—Reporting Concerns (Whistleblowing).

6.    Antitrust Compliance

The Company competes vigorously for business and is committed to complying with the antitrust and competition laws of those jurisdictions where its products and services are manufactured and sold. Employees shall not engage in practices that would constitute a violation of applicable antitrust and competition laws. Employees shall comply with the Company’s Competition Law Compliance Policy and Guidelines.

7.    Commercial and Political Inducement Payments

An employee must not offer or receive bribes or other payments which are intended to influence a business decision or compromise independent judgement; must not give money, services or gifts in order to obtain business for the Company, and must not receive money, services or gifts for having given Company business to an individual or organisation.

With regard to government and other officials all employees must comply with the Company’s Foreign Corrupt Practices Act Compliance Policy.

8.    Stock Trading

When trading or contemplating trading in the shares of Octel Corp. employees shall comply with the policy on Trading in Octel Corp. Stock. An employee shall not buy or sell the stock of Octel Corp. on the basis of material non-public information that might reasonably be expected to affect the market value of the stock.

9.    Health, Safety and the Environment

The health and safety of our employees and any other person who may be affected by our operations is paramount. The Company and its employees will act positively to prevent injury, ill health, damage and loss arising from its operations as well to comply with all regulatory or other legal requirements pertaining to safety, health and the environment.

All employees are required to be aware of health, safety and environmental issues and to be familiar with applicable laws and Company policies applicable to their area of business.

10.    Political Contributions

No funds or assets of the Company may be contributed to any political party or organisation or to any individual who either holds public office or is a candidate for public office except where such a contribution is permitted by applicable law and has been authorised by the Chief Executive Officer.

11.    Confidentiality

Each employee is required to keep confidential and not to disclose or use the confidential information belonging to the Company or belonging to a third party which has been received by the Company pursuant to a confidentiality agreement or received by the Company in circumstances where it is clear that the information is proprietary and confidential. Furthermore employees shall comply with the terms of all confidentiality or other agreements relating to information received from third parties. The foregoing shall not apply where the disclosure is made with the written consent of the Company or where the disclosure is required by law. Such confidential information must be given up to the Company when the employee leaves the Company’s employment.

The following is a non-exclusive list of confidential information:

(i)	the financial and sales results of the Company, before they are in the public domain;

(ii)	trade secrets, including any business or technical information, such as formulae, recipes, processes, research programmes or information that is valuable because it is not generally known;

(iii)	any invention or process developed by an employee using Company facilities or trade secret information resulting from any work for the Company, or relating to the Company’s business;

(iv)	proprietary information such as customer sales lists and customers’ confidential information; and

(v)	any transaction that the Company is or may be considering which had not been publicly disclosed.

12.    Corporate Opportunities

Employees are prohibited from:

(i)	taking for themselves personally opportunities that are discovered through the use of Company property, information or position;

(ii)	using Company property, information or position for personal gain; and

(iii)	competing with the Company.

Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

13.    Unsolicited Gifts

From time to time employees may be presented with gifts from other business organisations. Any such gift which is offered, or is possibly offered, in the expectation of, or to solicit, favourable consideration of any nature must be refused and the fact of its having been offered, reported immediately to management.

Employees must not accept money, loans, services, goods, entertainment, favours or any form of recompense of more than $50 from any supplier, contractor, sub-contractor, agent, customer or competitor.

There are certain situations in which an employee may accept a personal benefit from someone with whom they transact business, such as:

(i)	accepting a gift in recognition of a commonly recognised event or occasion (such as a promotion, new job, wedding or retirement). A gift accompanying an award in recognition of service or accomplishment may be accepted without violating these guidelines so long as the gift does not exceed US$250 from any one individual in any calendar year;

(ii)	accepting something of value if the benefit is available to the general public under the same conditions; and

(iii)	accepting meals, refreshments, travel arrangements and accommodations and entertainment of reasonable value in the course of a meeting or other occasion to conduct business or foster business relations.

14.    Fair Dealing

Each employee should undertake to deal fairly with the Company’s customers, suppliers, competitors and employees. Additionally, no one should take advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practices.

Employees must disclose prior to or at the commencement of their employment the existence of any employment agreement, non-compete or non-solicitation agreement, confidentiality agreement or similar agreement with a former employer that in any way restricts or prohibits the performance of any duties or responsibilities of their positions with the Company. Copies of such agreements should be provided to permit evaluation of the agreement in light of the employee’s position. In no event shall an employee use any trade secrets, proprietary information or other similar property, acquired in the course of his or her employment with another employer, in the performance of his or her duties for or on behalf of the Company.

15.    Protection and Proper Use of Company Property

All employees should protect the Company’s property and assets and ensure their efficient and proper use. Theft, carelessness and waste can directly impact the Company’s profitability, reputation and success. Permitting Company property (including data transmitted or stored electronically and computer resources) to be damaged, lost, or used in an unauthorised manner is strictly prohibited. Employees may not use the Company’s or any other official stationary for personal purposes.

16.    Directors Loans and Expenses

Company Policy

The Company policy is that no loans or quasi-loans should be made to any director or senior executive.

Difficult questions may arise as to whether expense arrangements amount to the making of a loan, accordingly:

1.	prior to entering into any transaction or arrangement where doubt arises advice should be sought from the Corporate Secretary as to whether the transaction or arrangement is permissible and, if so, the procedure that must be followed.

2.	The private (ie: family or non-business) elements of any business travel arrangements should be quantified and paid for by a director or senior executive.

3.	Foreign currency and/or travellers cheques provided to directors and senior executives should not exceed $5,000 and should not be used for private expenses. Upon return from a business trip, unused currency or travellers cheques should be returned to the Company immediately, together with an expense report to account for those used.

4.	The personal element of any expenditure using Company credit cards should be separately identified and promptly reimbursed.

17.    Reporting Concerns (Whistle Blowing)

The Company takes a very serious view of any fraudulent behaviour, serious malpractice or any other violation of this Code. If evidence of such occurrence comes to light, it will be dealt with quickly and disciplinary action will be taken against any employee found guilty of such actions. The disciplinary action taken will be appropriate to the violation, up to and including dismissal.

Any employee who suspects that there are violations of this Code or other serious misconduct is encouraged to report it to the Company. In return, the Company agrees to protect any such employees from reprisals and to respect confidentiality. Any victimisation of employees reporting malpractice or attempt to deter them from raising such a concern will be treated as a serious disciplinary offence.

Reporting Procedure. If any employee reasonably suspects that there are violations of this Code or other serious misconduct, then he or she should report this immediately to their own line manager. However, if for any reason they are reluctant to do so, then they should report their concerns to one of the following, specially designated for this purpose:

1.	the Corporate Secretary; or

2.	the Chairman of the Corporate Governance Committee.

Under no circumstances should employees speak to representatives of the press, radio, TV or other third party unless expressly authorised by the Director of Investor Relations, Communications & Corporate Affairs.

18.    Administration and Waiver of Code of Ethics

This Code shall be administered and monitored by the Company’s board of directors. Any questions and further information on this Code should, in the first instance, be directed to the Corporate Secretary.

Employees of the Company are expected to follow this Code, and to represent the Company (and its subsidiaries) in a responsible manner in all regions and territories, at all times. Generally, there should be no waivers to this Code. However, in rare circumstances conflicts may arise that necessitate waivers. Waivers will be determined on a case-by-case basis by the Company’s Chief Executive Officer who may consult with the Company’s outside legal counsel, if necessary.

Waivers for directors and executive officers and senior financial officers, however, must be determined by the board of directors. For members of the board of directors, executive officers and senior financial officers, the board of directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from this Code, and all such deviations or waivers shall be disclosed promptly to our shareholders.

APPENDIX B

OCTEL CORP.

RULES

of the

2004 OCTEL CORP. NON-EMPLOYEE DIRECTORS’ STOCK PLAN

(Subject to Stockholder Approval)

1.    PURPOSE AND DEFINITIONS

1.1   Purpose.

The 2004 Octel Corp. Non Employee Directors’ Stock Plan, adopted by the Board of Directors of the Company on 24 February 2004, for non-employee directors, is intended to align the interests of the directors with the Company by requiring all NEDs to receive a significant portion of their Basic Fees in Shares of the Company.

1.2   Definitions.

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“the Act”	the Income and Corporation Taxes Act 1988;

“Acquiring Company”	the person mentioned in Section 4.1, being a company within the meaning of Section 8.32 of the Act;

“Basic Fee”	the base fee (i.e., the annual retainer, which does not include meeting or any other additional fees), as determined by the Company, paid to a NED on a quarterly basis as compensation for serving as a member of the Board of Directors;

“Board of Directors”	the board of directors of the Company;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“the Committee”	the Octel Corp. Compensation Committee;

“the Company”	Octel Corp., a Delaware corporation;

“NED”	any person who is a non employee director on any Payment Date;

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Payment Date”	the date on which each Non Employee Director is paid his Basic Fee by the Company;

“the Plan”	the Octel Corp. Non-Employee Directors’ Stock Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Share”	a share of common stock in the Company;

“Share Price”	in relation to a Share on the relevant Payment Date:

(1) if and so long as the Shares are listed on the New York Stock Exchange, the officially quoted closing price of a Share on the New York Stock Exchange; or

(2) save as mentioned in (1) above, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of the Inland Revenue;

“Subsidiary”	any company which is a subsidiary corporation within the meaning of Section 424(f) of the Code.

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    GRANT OF SHARES

2.1   Payments

The Basic Fee shall be paid quarterly. A NED must be a member of the Board on the last day of the calendar quarter to be entitled to payment of the Basic Fee with respect to that calendar quarter.

2.2   Procedure for Grant of Shares

(a)	On the Payment Date relating to the third calendar quarter of each fiscal year, each NED shall be granted a number of Shares equal to such NED’s Basic Fee for that calendar quarter. For the avoidance of doubt, the grant of Shares pursuant to this Section 2.2 by the Company is made in lieu of, not in addition to, the payment of a Basic Fee to each NED for such calendar quarter.

(b)	The number of Shares granted to each NED shall be determined by dividing the Basic Fee by the Share Price on the payment date of that calendar quarter which the Basic Fee is in respect of and rounding such figure down to the nearest whole number. Any outstanding balance due will be paid in the form of a cash payment to the NED.

3.    RESTRICTIONS ON SHARES

3.1   Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 50,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the stockholders of the Company, to the extent such approval is required by applicable law.

3.2   Shares may not be sold or transferred

Subject to Sections 3.3, 4.1, and 4.2, every Share granted and issued to a NED under this Plan shall be personal to such NED and shall not be capable of being sold, transferred, assigned, or charged while such NED remains a director of the Company.

3.3   Cessation of directorship

Notwithstanding any other provision of the Plan, once a NED ceases to be a director of the Company, including upon death, such NED’s Shares granted pursuant to this Plan shall become unencumbered and may be sold, transferred, assigned, or charged to the extent legally permissible.

3.4   Admission to the New York Stock Exchange

If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan, application shall be made to the New York Stock Exchange for permission to deal in these Shares unless such application has already been made.

3.5   Ranking of Shares

Subject to the provisions of this Section 3, all Shares issued pursuant to this Plan shall as to voting, dividend, and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue.

4.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

4.1   Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, then all restrictions placed on the Shares pursuant to this Plan shall be removed.

4.2   Voluntary Winding Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, then all restrictions placed on the Shares pursuant to this Plan shall be removed.

5.    ADMINISTRATION

5.1   Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the issuance of Shares under the Plan (taking account of any other obligations of the Company to allot unissued or treasury Shares) or shall ensure that sufficient issued Shares will be available to satisfy the terms of this Plan.

5.2   The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

5.3   The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an issuance pursuant to this Plan, or any other matter in respect of the Plan, shall be final and conclusive.

5.4   Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

6.    ALTERATIONS

6.1   Power to alter Rules

Subject to Section 6.2, the Committee may in its discretion alter the Rules.

6.2   Alterations which affect subsisting rights of former or current NEDs

The Committee may not alter the Rules such that such alteration would abrogate or adversely affect the subsisting rights of former or current NEDs, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by applicable law.

7.    GENERAL

7.1   Effective Date

The Plan shall become effective as of the date it is approved by the Board of Directors.

7.2   Termination of the Plan

The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Committee or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of former or current NEDs.

7.3   Governing Law

This Plan shall be governed by and construed in accordance with English Law.

7.4   No Right to Continued Board Membership

Participation in this Plan does not provide any NED with any right to continue as a member of the Board of Directors for any period of time or any right to or claim for any benefits unless such rights or claims have specifically accrued hereunder.

APPENDIX C

OCTEL CORP.

RULES

of the

2004 OCTEL CORP. EXECUTIVE CO-INVESTMENT PLAN

(Subject to Stockholder Approval)

1.    PURPOSE AND DEFINITIONS

1.1   Purpose

The 2004 Octel Corp. Executive Co-Investment Stock Plan, adopted by the Board of Directors of the Company on 24 February 2004, for certain senior executives of the Company, is intended to align the interests of such persons with the Company by allowing such senior executives to elect to utilize a portion of his or her Bonus for the purchase of Shares and provisionally receive certain Matching Shares provided by the Company, to facilitate the shareholding requirement for senior management as set out by the Committee.

1.2   Definitions

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“the Act”	the Income and Corporation Taxes Act 1988;

“Acquiring Company”	the person mentioned in Section 5.1, being a company within the meaning of Section 8.32 of the Act;

“Board of Directors”	the board of directors of the Company;

“Bonus”	the net amount of bonus compensation, after the deduction of all applicable income tax and social security liabilities, as determined by the Committee, awarded to an Eligible Employee in addition to such person’s base salary;

“Bonus Notification Date”	the date on which the Company notifies each Eligible Employee of his Bonus amount;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“the Committee”	the Octel Corp. Compensation Committee;

“the Company”	Octel Corp., a Delaware Corporation;

“Control”	the meaning ascribed by Section 840 of the Act;

“Election Date”	the date on which an Eligible Employee elects to utilize a portion of his Bonus pursuant to Sections 2.1(a) and 2.2(a);

“Eligible Employee”	the senior executives of the Group designated as members of the CEO Committee, as determined by the Chief Executive Officer of the Company, who are employed by the Company or any of its Subsidiaries;

“Group”	the Company and each of its Subsidiaries;

“Matching Shares”	the matching Shares provisionally issued by the Company to the Eligible Employees pursuant to Sections 2.3(a) and 2.3(b);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Purchase Period”	the next available trading opportunity in accordance with the Company’s trading policy;

“the Plan”	the 2004 Octel Corp. Executive Co-Investment Stock Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Share”	a share of common stock, par value $0.01 per share, in the Company;

“Share Price”	the price paid for a Share during the Purchase Period;

“Subsidiary”	any company which is a subsidiary corporation within the meaning of Section 424(f) of the Code;

“Target Bonus”	a target amount, set annually at the absolute discretion of the Board of Directors, for each Eligible Employee regarding his Bonus.

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    PROCEDURE FOR SHARE MATCHING

2.1   Purchase of Shares with Bonus

(a)	Within 21 days after each Bonus Notification Date, each Eligible Employee may elect to utilize a minimum of zero and a maximum of fifty percent of his Bonus earned for the purchase of Shares in the Company during the following Purchase Period.

(b)	During the Purchase Period, each Eligible Employee shall purchase a number of Shares equal to the quotient of the amount determined in Section 2.1(a) and the Share Price, rounded down to the nearest whole number.

(c)	In the event that an Eligible Employee does not make an election pursuant to Section 2.1(a) within 21 days after the relevant Bonus Notification Date, then such Eligible Employee shall not receive any Matching Shares granted pursuant to Section 2.3(a).

2.2   Purchase of Shares When Target Bonus is Exceeded

(a)	If the Committee has awarded an Eligible Employee a bonus in an amount that exceeds the aggregate Target Bonus for such Eligible Employee, then in addition to the Shares purchased pursuant to Section 2.1 above, such Eligible Employee must utilize at least one-third of the amount in excess of Target Bonus and may, within 21 days after the relevant Bonus Notification Date, elect to utilize up to one hundred percent of the excess over Target Bonus for the purchase of Shares in the Company during the following Purchase Period.

(b)	During the following Purchase Period, each Eligible Employee (or the Company if applicable) shall purchase a number of Shares equal to the quotient of the amount determined in Section 2.2(a) (or Section 2.2(c) if applicable) and the Share Price, rounded down to the nearest whole number.

(c)

In the event that an Eligible Employee is required to make an election pursuant to Section 2.2(a) within 21 days after the relevant Bonus Notification Date but does not make such an election, then the Company shall withhold from such Eligible Employee an amount equal to one-third of such Eligible Employee’s Bonus in excess of the Target Bonus and the Company shall purchase on behalf of such Eligible Employee, during the following Purchase Period, a number of Shares in the Company as determined by Section 2.2(b).

2.3   Procedure for Share Matching

(a)	Subject to Sections 3 and 4 below, for every two Shares purchased by an Eligible Employee pursuant to Section 2.1, the Company shall provisionally provide to such Eligible Employee by reason of his or her employment one additional Matching Share.

(b)	Subject to Sections 3 and 4 below, for every one Share purchased by or on behalf of an Eligible Employee pursuant to Section 2.2, the Company shall provisionally provide to such Eligible Employee one additional Matching Share.

(c)	Subject to Sections 4.2, 5.1, and 5.2, Matching Shares shall not be transferred by the Company to Eligible Employees until the conditions set forth in Section 3 are satisfied.

3.    CONDITIONS RELATING TO MATCHING SHARES

3.1   Requirement to Remain in Employment

Subject to Sections 4.4, 5.1, and 5.2, each Eligible Employee must remain employed by the Company for a period of three years after the Election Date, at which time all Matching Shares granted by the Company for such utilized bonus shall become vested and shall be transferred to the Eligible Employee.

3.2   Forfeit of Matching Shares

Subject to Sections 4.4, 5.1, and 5.2, if an Eligible Employee leaves the employment (for any reason whatsoever) of the Company before the Matching Shares have been transferred to him, then such Matching Shares shall be forfeited by such Eligible Employee and, upon such a forfeiture, the Eligible Employee shall not possess any rights or claims of any kind to or under the forfeited Matching Shares.

4.    RESTRICTIONS ON MATCHING SHARES

4.1   Maximum Aggregate Number of Matching Shares

The present maximum aggregate number of Matching Shares which may be issued under the Plan is 95,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the stockholders of the Company, to the extent such approval is required by applicable law.

4.2   Matching Shares may not be sold or transferred

Matching Shares provisionally provided to Eligible Employees under this Plan shall be personal to such Eligible Employee and shall not be capable of being sold, transferred, assigned, or charged until the conditions set forth in Section 3 are satisfied.

4.3   No Rights Under Matching Shares

Eligible Employees shall have no voting or other rights under the Matching Shares provisionally provided to such Eligible Employees until the conditions set forth in Section 3 are satisfied.

4.4   Right to Matching Shares Prematurely

Notwithstanding any other provision of these Rules, Matching Shares may, at the discretion of the Committee, be transferred by the Company to an Eligible Employee (or a personal representative in the case of death) following the date on which such Eligible Employee ceases to hold any office or employment with the Company or a Subsidiary on account of:

(a)	death, injury, or disability, as evidenced to the satisfaction of the Committee;

(b)	redundancy (within the meaning of the Employment Rights Act 1996);

(c)	retirement on reaching age 65 or such earlier retirement date as agreed with the Company;

(d)	the transfer of the undertaking or part-undertaking in which the Eligible Employee is employed to a person other than the Company or a Subsidiary;

(e)	the Company or Subsidiary by which the Eligible Employee is employed ceasing to be under the Control of the Company; or

(f)	termination of employment by the Company or Subsidiary for a reason other than gross misconduct.

4.5   Admission to the New York Stock Exchange

If and so long as the Matching Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Matching Shares pursuant to the Plan, application shall be made to the New York Stock Exchange for permission to deal in these Matching Shares unless such application has already been made.

4.6   Ranking of Matching Shares

Subject to the provisions of Sections 3 and 4, all Matching Shares issued pursuant to this Plan shall, as to voting, dividend, and other rights (including those arising on a liquidation), not rank pari passu in all respects with the Shares then in issue until such Matching Shares are transferred by the Company to the Eligible Employee.

5.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1   Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, then all restrictions placed on the Matching Shares pursuant to this Plan shall be removed.

5.2   Voluntary Winding Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, then all restrictions placed on the Matching Shares pursuant to this Plan shall be removed.

6.    ADMINISTRATION

6.1   Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the issuance of Matching Shares under the Plan (taking account of any other obligations of the Company to allot unissued or treasury Shares) or shall ensure that sufficient issued Shares will be available to satisfy the terms of this Plan.

6.2   The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

6.3   The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an issuance pursuant to this Plan, or any other matter in respect of the Plan, shall be final and conclusive.

6.4   Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

7.    ALTERATIONS

7.1   Power to alter Rules

Subject to Section 7.2, the Committee may in its discretion alter the Rules, provided that no such alteration shall be made without stockholder approval to the extent such approval is required by law.

7.2   Alterations which affect subsisting rights of former or current Eligible Employees

The Committee may not alter the Rules such that such alteration would abrogate or adversely affect the subsisting rights of former or current Eligible Employees.

8.    GENERAL

8.1   Effective Date

The Plan shall become effective as of the date it is approved by the Board of Directors.

8.2   Termination of the Plan

The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Committee or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of former or current Eligible Employees.

8.3   Governing Law

This Plan shall be governed by and construed in accordance with English Law.

APPENDIX D

OCTEL CORP.

RULES

of the

OCTEL CORP. PERFORMANCE RELATED STOCK OPTION PLAN, AS AMENDED

(Subject to Stockholder Approval)

1.    DEFINITIONS

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 5.1;

“Adopted”	with respect to the Plan, or any adjustment to the Plan described in section 8.3, means the date of which the Committee approves the Plan, or any such adjustment, as the case may be;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“Control”	the meaning ascribed by Section 840 of the Act;

“the Committee”	the Octel Corp Compensation Committee;

“Date of Grant”	the date on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which the New York Stock Exchange is open for business;

“the Company”	save as provided in Rule 5.4, Octel Corp a Delaware Corporation, registered in the United States;

“Eligible Employee”	any person who

(1) is an employee of a Member of the Group at the date of Grant, and

(2) does not own, within the meaning of Section 422(b)(6) of the Code, Shares possessing more than ten per cent of the total combined voting power of all classes of share of the Company (or its Parent or any of its subsidiaries);

“Fair Market Value”	in relation to a Share on any day:

(1) if and so long as the Shares are listed on the New York Stock Exchange, the reported closing price of Octel Corp. common stock on the New York Stock Exchange for the Dealing Day;

(2) save as mentioned in (1) above, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of the Inland Revenue;

“Grant Period”	a period of 180 days commencing on the Dealing Day following any of:

(1) the date of the spin of the Company from Great Lakes Chemicals Corporation; or

(2) any anniversary of the date of the spin of the Company from Great Lakes Chemicals Corporation or any date that the Committee shall determine;

1.	Options intended to qualify as Incentive Stock Options must be issued at an exercise price not less than the Fair Market Value of the underlying Shares on the Date of Grant.

“Group”	the Company and its Subsidiaries and “Member of the Group” shall be construed accordingly;

“Incentive Stock Option”	an option which qualifies for relief under Section 422 of the Code;

“Option”	a right to acquire Shares for an amount determined by the board of directors of the Company pursuant to the Plan[1];

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“the Parent”	a parent corporation within the meaning of Section 424(e) of the Code;

“the Plan”	the Octel Corp. Performance Related Stock Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Salary”	the annual salary of an Eligible Employee (excluding benefits in kind), for a year in which Options are granted to an Eligible Employee;

“Share”	save as provided in Rule 5.4, a share in the Company;

“Subsidiary”	a subsidiary corporation within the meaning of Section 424(f) of the Code;

“Vested Options”	any Options remaining after the cancellation of part of an initial Option originally granted.

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    GRANT OF OPTIONS

2.1.  Procedure for Grant of Options

(a)	Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Eligible Employees. The Committee has decided that initially, the level of Options granted to Eligible Employees will be linked to Salary. The aggregate Fair Market Value of shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Group) shall not exceed $100,000.

(b)	The Committee may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations.

(c)	All options will be granted, if at all, within ten years of the date the Plan is adopted or the date the Plan is approved by the shareholders, whichever is earlier.

2.2.  Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be in such a form as the Committee shall from time to time determine. The Option Certificate shall include details of:

(a)	the number of Shares subject to the Option;

(b)	the term of the Option, which shall not exceed 10 years from the date of grant;

(c)	the Date of Grant of the Option;

(d)	the maximum number of Shares subject to the Option;

(e)	any date or dates determined by the Committee in accordance with Rule 3.1 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made; and

(f)	the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.1 and any other restrictions on the exercise of the Option.

The Option Certificate shall include a statement of the limitations provided in Section 2.4 of this Plan.

2.3.  Right to Disclaim Option

Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4.  Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 4.3, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

3.    CONDITIONS RELATING TO THE GRANT OF OPTIONS

3.1.  Performance Conditions

Every Option shall be granted subject to the condition that (save as provided in Rules 4.3, 4.4 and 5) it shall only be exercisable in whole or in part following the attainment of the performance conditions as advised at the Date of Grant of the Option. Performance criteria will set at the absolute discretion of the Committee.

3.2.  Variation of Performance Conditions

In the application of Rule 3.1, when events have happened which cause the Committee to consider that the existing constraints and/or conditions (as the case may be) have become unfair or impractical, it may, in its discretion (provided such discretion is exercised fairly and reasonably), amend, relax, waive or substitute such constraints or conditions so that such constraints or conditions so amended, relaxed, waived or substituted would, in the reasonable opinion of the Committee, be no more or less difficult to abide by or satisfy than when they were originally imposed or last amended or relaxed (as the case may be). After any such amendment, relaxation, waiver or substitution the Committee shall issue to the Option Holder a replacement Option Certificate or other notice including the details specified in Rule 2.2.

3.3.  Modified Terms and Conditions

The Committee may determine that any Option shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Member of the Group.

3.4.  Additional Requirements

In exercising their discretion under Rule 3.3, the Committee may:

(a)	require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

3.5.  Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 1,076,051 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the shareholders of the Company, to the extent such approval is required by applicable law.

3.6.  Plan Approval Required

This Plan shall not take effect and no Options or rights will be granted hereunder unless the Plan is approved by the Company’s shareholders within 12 months before or after the date the Plan is adopted.

4.    RIGHTS OF EXERCISE

4.1.  Earliest Date of Exercise

Save as provided in Rules 4.3, 4.4 and 5, a Vested Option may not be exercised before whichever is the latest of:

(a)	the second anniversary of the Date of Grant; and

(b)	any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate; and

(c)	the date on which the conditions specified in accordance with Rule 3.1 have been satisfied whether as originally provided or as subsequently amended, relaxed, waived or substituted pursuant to Rule 3.2, but in any event may not be exercised later than the tenth anniversary of the Date of Grant.

4.2.  Requirement to remain in Employment

Save as provided in Rules 4.3, 4.4, 4.5 and 5, a Vested Option may only be exercised by an Option Holder while he an employee of a Member of the Group.

4.3.  Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

4.4.  Right to Exercise Prematurely irrespective of Performance Conditions

Where an Option Holder ceases to hold office or employment with a Member of the Group on account of:

(a)	injury, ill health or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	the transfer of the undertaking or part undertaking in which the Option Holder is employed to a person other than a Member of the Group; or

(d)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company;

Options will lapse and will only be exercisable at the absolute discretion of the Committee, in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of any office or employment with a Member of the Group.

4.5.  Right to Exercise Prematurely if Performance Conditions Achieved

If the condition required by Rule 3.1 has been achieved, a Vested Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Member of the Group on account of:

(a)	retirement at contractual retirement age including late retirement; or

(b)	early retirement by agreement with his employer; or

(c)	any other reason in the absolute discretion of the Committee.

4.6.  Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 4.4, 4.5 and 4.8, as ceasing to hold an office or employment with a Member of the Group until such time as he is no longer an employee of any Member of the Group and an Option Holder (being a woman) who ceases to be such an employee by reason of pregnancy or confinement and who exercises her right to return to work before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

4.7.  Transfer of Employment Overseas

Subject to the satisfaction of the conditions imposed pursuant to Rule 3.1 if an Option Holder, whilst remaining an employee of a Member of the Group, is transferred to work in another country and as a result of that transfer will either:

(a)	become subject to tax on his remuneration in the country to which he is transferred and the Committee is satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

(b)	become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred;

the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

4.8.  Lapse of Options

An Option or Vested Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.1 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied; or

(c)	subject to Rule 5.4, the expiry of any of the applicable periods specified in Rules 4.3, 4.4, 4.5, 5.1 and 5.2, but where an Option Holder dies while time is running under Rules 4.4 or 4.5, the Option shall not lapse until the expiry of the period in Rule 4.3; or

(d)	the date on which an Option Holder ceases to be an employee of any Member of the Group for any reason other than his death or those specified in Rules 4.4 and 4.5; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is derived of the legal or beneficial ownership of the Option.

5.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1.  Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a general offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a general offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised and within the period of six months of the date on which the Acquiring Company becomes the Parent, any condition subject to which the offer is made is satisfied.

5.2.  Voluntary Winding Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

5.3.  Meaning of Obtaining Control

For the purpose of this Rule 5, a person shall be deemed to have obtained Control of the Company if he and other acting in concert with him have together obtained Control.

5.4.  Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 applies, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new Option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10 and 11 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

5.5.  Meaning of “appropriate period”

For the purpose of Rule 5.4, the “appropriate period” is the period mentioned in Rule 5.1 or Rule 5.2 as the case may be.

6.    MANNER OF EXERCISE

6.1.  Actions Required of the Option Holder

An Option may be exercised, in whole or in part, on giving 30 days notice, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder.

6.2.  Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

6.3.  Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.4.  Indemnity against Taxation of the Option Holder

The Option Holder shall indemnify the Company (and, where relevant, any Member of the Group) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory. Such company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same;

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

7.    ISSUE OF SHARES

7.1.  Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

7.2.  Admission to Official List of the New York Stock Exchange

If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for permission to deal in these shares unless such application has already been made.

8.    ADJUSTMENTS

8.1.  General Power of Adjustment

The number of Shares over which an Option is granted may be adjusted in such manner as the Committee shall determine following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital.

8.2.  Notification of Option Holder

The Committee may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

8.3.  Certain Adjustments Requiring Shareholder Approval

Any adjustment to (i) the maximum aggregate number of shares issuable under the Plan (other than an increase merely reflecting a change in the number of outstanding shares, such as stock dividend or stock split), (ii) the definition of Eligible Employee, (iii) the company granting options, or (iv) the shares available under the Plan, shall require shareholder approval within 12 months before or after such adjustment is Adopted.

9.    ADMINISTRATION

9.1.  Delivery of Notices or Documents

Notices or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

9.2.  Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

9.3.  Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

9.4.  The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

9.5.  The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive subject to the determination of the Auditors when so required by Rule 8.1.

9.6.  Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

10.    ALTERATIONS

10.1.  Power to alter Rules

Subject to Rule 10.2, the Committee may in its discretion alter the Rules in any way it thinks fit.

10.2.  Alteration which affects subsisting rights of Option Holders

No alteration which would abrogate or adversely affect the subsisting rights of Option Holders.

10.3.  Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

11.    GENERAL

11.1.  Termination of the Plan

The Plan shall terminate on the tenth anniversary of the earlier of the date on which it is approved by the Company’s shareholders in a general meeting or the date on which the Plan is Adopted, or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

11.2.  No Compensation for loss of Option Rights

If an Eligible Employee shall cease for any reason to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

11.3.  Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

12.    DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 pay to such Option Holder a cash sum equal to the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on the New York Stock Exchange for the three Dealing Days prior to the date of exercise).

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

APPENDIX E

OCTEL CORP.

RULES

of the

OCTEL CORP. COMPANY SHARE OPTION PLAN, AS AMENDED

(Subject to Stockholder Approval)

PART A	APPROVED BY THE INLAND REVENUE UNDER THE INCOME TAX (EARNINGS AND PENSIONS) ACT 2003 ON [ ] UNDER REFERENCE [ ]

1.    DEFINITIONS FOR THE PURPOSE OF PART A

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 5.1, being a company within the meaning of Section 832 of the Act;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

“the Act”	the Income and Corporation Taxes Act 1988;

“Associated Company”	the meaning ascribed by Section 416 of the Act;

“the Auditors”	the auditors for the time being of the Company acting as experts and not as arbitrators;

“the Code”	the United States Federal Internal Revenue Code of 1986 (as amended);

“the Company”	save as provided in Rule 5.7, Octel Corp., a Delaware corporation;

“Control”	the meaning ascribed by Section 840 of the Act;

“Date of Grant”	the date on which the Directors resolve to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which the New York Stock Exchange is open for business;

“the Directors”	the board of directors of the Company, or a duly authorised committee thereof;

“Eligible Employee”	any person who as of the Date of Grant:
(1) (a) is a director of a Participating Company required to work for not less than 25 hours a week (exclusive of meal breaks); or

(b) if not a director, is employed by a Participating Company on terms which require him to work for not less than 20 hours a week (exclusive of meal breaks); and

(2) is not ineligible to participate in the Plan by virtue of paragraph 9 of Schedule 4 to ITEPA (material interest in a close company); and

(3)	does not own, within the meaning of Section 422(b)(6)
of the Code, Shares possessing more than ten per cent
of the total combined voting power of all classes of
share of the Company (or its Parent or any of its
subsidiaries);

“Grant Period”	a period of 20 days commencing on the Dealing Day following any of:

(1) a day on which the Plan is approved by the Inland Revenue; or

(2)	a day on which the Company makes an
announcement of its results for any year, half year or
other period or issues any prospectus, listing
particulars or other document containing equivalent
information relation to Shares; or

(3) a day on which the Directors resolve that exceptional circumstances have arisen which justify the grant of Options; or

(4) a day on which any announcement is made of modifications to be made to the Act or ITEPA or a day on which any such modifications come into force;

“Group”	the Company and its Subsidiaries;

“Holding Company”	in relation to the Acquiring Company, a company falling within the definition in Section 736 of the Companies Act 1985;

“Incentive Stock Option”	an option which qualifies for relief under Section 422 of the Code;

“ITEPA”	the Income Tax (Earnings and Pensions) Act 2003;

“Listing”	the meaning ascribed in Article 4.4.1(b)(ii) of the Articles of Association of the Company;

“Market Value”	in relation to a Share on any day:

(1)	if and so long as the Shares are listed on the New
York Stock Exchange, the reported closing price of
Octel Corp. common stock on the New York Stock
Exchange for that day, or the last Dealing Day prior
to that day if that day is not a Dealing Day;

(2)	save as mentioned in (1) above, its market value as
determined in accordance with Part VIII of the
Taxation of Chargeable Gains Act 1992 and agreed in
advance with the Shares Valuation Division of the
Inland Revenue;

“Option”	a right to acquire Shares pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Participating Company”	the Company and any other company for the time being designated by the Directors as a Participating Company being a company which is both a Subsidiary of the Company and under the Control of the Company;

“the Plan”	the Octel Corp. Company Share Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Relevant Share Option Scheme”	any other share option scheme (except a Savings Related Share Option Scheme) established by the Company or any Associated Company;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Savings Related Share Option Scheme”	a savings related share option scheme approved by the Inland Revenue;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 5.7, a share in the Company satisfying paragraphs 15 to 20 inclusive of Schedule 4 to ITEPA;

“Share Price”	the price per Share, as determined by the Directors, at which an Eligible Employee may acquire Shares in respect of which an Option has been granted to him, being not less than:

(1)	the Market Value of a Share on the Date of Grant (or
where in accordance with Rule 2.1, the Directors
issue invitations to apply for Options the Dealing Day
by reference to which the Market Value is
calculated); or

(2) if greater and Shares are to be subscribed, the nominal value of a Share;

subject to any adjustment pursuant to Rule 8.1;

“Statutory Limit”	£30,000 or any other limit from time to time specified under paragraph 6 of Schedule 4 to ITEPA;

“Subsidiary”	any company which is both a subsidiary within the meaning ascribed by Section 736 of the Companies Act 1985 and a subsidiary corporation within the meaning of Section 424(f) of the Code;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    GRANT OF OPTIONS

2.1.  Procedure for Grant of Options

(a)	Within a Grant Period, the Directors may, at their absolute discretion, grant Options under the Plan to Eligible Employees.

(b)	The Directors may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations, PROVIDED THAT any documentation used in such procedure is approved in advance by the Inland Revenue in accordance with Rule 10.2.

(c)	Where any Option is to be granted pursuant to an invitation and the Share Price is determined at the date of the invitation, the Option must be granted no later than the twenty-ninth day in the period commencing with the Dealing Day by reference to which the Share Price was calculated.

2.2.  Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be executed in such manner as shall take effect as a binding contractual obligation of the Company and which shall be in such a form as the Directors from time to time determine (subject to the approval of the Inland Revenue). The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the term of the Option which shall not exceed ten years from the Date of Grant;

(c)	the Share Price;

(d)	the number of Shares subject to the Option;

(e)	any date or dates determined by the Directors in accordance with Rule 3.6 upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made; and

(f)	the performance targets or conditions to be satisfied as a condition of the exercise of the Option in accordance with Rule 3.6 and any other restrictions on the exercise of the Option.

The Option Certificate shall include a statement of the limitations provided in section 2.4 of this Plan.

2.3.  Right to Disclaim Option

Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4.  Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 4.3, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

3.    CONDITIONS RELATING TO THE GRANT OF OPTIONS

3.1.  Statutory Limit

Any Option granted to an Eligible Employee shall be limited and take effect so that immediately following such grant, the aggregate Market Value of all the Shares which he may acquire on the exercise of all options which he then holds and which are or may become capable of being exercised and which were granted under:

(a)	Part A of the Plan; and

(b)	any Relevant Share Option Scheme approved by the Inland Revenue under the Act.

shall not exceed the Statutory Limit.

3.2.  Interpretation of Individual Limits

(a)	For the purposes of Rule 3.1, the Market Value of an Option shall be taken as at its Date of Grant and in relation to options granted under any Relevant Share Option Scheme the Market Value of an option shall be taken as being the fair market value of the Shares subject to that option at its date of grant determined in accordance with the Rules of such other scheme.

(b)	For the purposes of determining the application of the Statutory Limit in Rule 3.1, the rate of exchange for US dollars into sterling shall be the noon fixed rate of the US dollars in the Wall Street Journal on the Date of Grant of the Option.

3.3.  Calendar Year Limitation

The aggregate Market Value (determined at the Date of Grant) of Shares with respect to which Incentive Stock Options become exercisable for the first time by an individual Option Holder in any calendar year shall not exceed $100,000.

3.4.  Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 1,258,730 subject to any future increase in this limit which may be substituted at the discretion of the Directors upon approval by the shareholders of the Company, to the extent such approval is required by applicable law.

3.5.  United States Securities Act of 1933

The grant of any Option under the Plan to any person subject to United States securities laws shall be subject to fulfilling the requirements (including obtaining any required approval or consent) of the provision of the Securities Act or of any applicable regulation or enactment. The Options have not been, and will not be, registered under the Securities Act, or under any other securities laws in any other jurisdiction in the United States. Shares issued pursuant to the exercise of an Option will be registered on Form S-8. Until so registered, any transfer of such Shares may be restricted.

3.6.  Additional Conditions

The Directors when granting any Option may in their absolute discretion impose any conditions and limitations (additional to any conditions and limitations contained in any other of these Rules) upon the exercise of any Option provided that such additional conditions and limitations shall:

(i)	be objective, specified at the Date of Grant and set out in full, or details given with, the Option Certificate; and

(ii)	be such that the right to exercise any Option after the fulfilment or attainment of the conditions and limitations so specified shall not be dependent upon the further discretion of any person; and

(iii)	not be capable of amendment, variation or waiver unless an event occurs which causes the Directors to consider that a waived, varied or amended condition would be a fairer measure of performance and would be no more difficult to satisfy. When such conditions or limitations have been imposed and have ceased to be capable of being satisfied or being satisfied in full except as a result of an event to which Rules: 4.7, 4.8 or 5 apply that Option shall lapse in whole or in part as the case may be.

4.    RIGHTS OF EXERCISE

4.1.  Earliest Date of Exercise

Save as provided in Rules 4.3, 4.4, 4.5 and 5 an Option may not be exercised before whichever is the latest of:

(a)	Listing; and

(b)	the third anniversary of the Date of Grant; and

(c)	any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate; and

(d)	any additional conditions and limitations imposed on the Option (and which have not be waived) in accordance with Rule 3.6 have been fulfilled;

but in any event may not be exercised later than the day preceding the tenth anniversary of the Date of Grant.

4.2.  Requirement to remain in Employment

Save as provided in Rules 4.3, 4.4, 4.5 and 5, an Option may only be exercised by an Option Holder while he is a director or employee of a Participating Company or an Associated Company of a Participating Company.

4.3.  Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

4.4.  Right to Exercise Prematurely irrespective of Additional Conditions

An Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

(a)	injury, ill-health or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	the transfer of the undertaking or part-undertaking in which the Option Holder is employed to a person other than a Participating Company or an Associated Company of a Participating Company; or

(d)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company.

4.5.  Right to Exercise Prematurely if Additional Conditions Achieved

If any additional conditions and limitations imposed on the Option (and which have not been waived) in accordance with Rule 3.6 have been fulfilled an Option may be exercised by an Option Holder within the period of one year following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

(a)	retirement at contractual retirement age including late retirement; or

(b)	early retirement by agreement with his employer; or

(c)	any other reason in the absolute discretion of the Directors.

4.6.  Extended Exercise Period

Where an Option Holder ceases employment on account of any of the reasons set out in Rules 4.4 or 4.5 prior to the date which is three years and six months after the relevant Date of Grant, or the date on which he last exercised an option under a Relevant Share Option Scheme (whichever is later), he may in addition (at the discretion of the Directors) exercise the Option at any time within whichever of the following periods is applicable:

(a)	in relation to Rule 4.4, the period which starts on the date his employment ceases and ends six months after the earliest date on which he could exercise the Option without incurring any liability to income tax in consequence thereof; or

(b)	in relation to Rule 4.5, the period which begins on the first date by reference to which it may be established (if relevant) that the condition specified in Rule 3.6 has been satisfied and ends six months after the earliest date on which he could exercise the Option without incurring any liability to income tax in consequence thereof;

but in no case may an Option be exercised more than 42 months after the date the Option Holder’s employment ceased.

4.7.  Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 4.4, 4.5 and 4.8, as ceasing to hold an office or employment with a Participating Company until such time as he is no longer a director or employee of any Participating Company or an Associated Company of a Participating Company and an Option Holder (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under section 79 of the Employment Rights Act 1996 before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

4.8.  Transfer of Employment Overseas

Subject to the satisfaction of any additional conditions and limitations imposed pursuant to Rule 3.6 if an Option Holder, whilst remaining a director or employee of a Participating Company or an Associated Company of a Participating Company, is transferred to work in another country and as a result of that transfer will either:

(a)	become subject to tax on his remuneration in the country to which he is transferred and the Directors are satisfied that as a result he will suffer a tax disadvantage upon exercising an Option; or

(b)	become subject to restrictions on his ability to exercise his Option or to hold or deal in the shares or the proceeds of the sale of the shares he may acquire on exercise of that Option by reason of or in consequence of the securities laws or exchange control laws of the country to which he is transferred;

the Option Holder may exercise that Option in the period commencing three months before and ending three months after the transfer takes place. If he chooses not to exercise his Option at that time, it will not thereby lapse.

4.9.  Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	the expiry of the period (if any) allowed for the satisfaction of any condition of exercise specified in the Option Certificate pursuant to Rule 3.3 without such condition having been satisfied or the date on which it becomes apparent that any such condition has become incapable of being satisfied; or

(c)	subject to Rule 5.7, the expiry of any of the applicable periods specified in Rules 4.3, 4.5, 4.6, 5.1, 5.2, 5.3, 5.4 and 5.5, but where an Option Holder dies while time is running under Rules 4.5 or 4.6, the Option shall not lapse until the expiry of the period in Rule 4.3; or

(d)	the date on which an Option Holder ceases to be a director or employee of any Participating Company or any Associated Company of a Participating Company for any reason other than his death or those specified in Rules 4.5 and 4.6; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is derived of the legal or beneficial ownership of the Option.

4.10.  Compliance with the United States Securities Law

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the United States Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of Counsel for the Company with respect to such compliance.

4.11.  Shares to be held for Investment Purposes

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of Counsel for the Company, such a representation is required in order to comply with any of the aforementioned relevant provisions of law.

4.12.  Shareholder Approval

If any amendment requiring the approval of the Company’s Shareholders is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Securities Exchange Act of 1934, such shareholder approval shall be:

(a)	solicited substantially in accordance with Section 14(a) of that act and the rules and regulations promulgated thereunder; or

(b)	solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of that act at the time such information is furnished.

4.13.  Option Holder with Material Interest

An Option may not be exercised by an Option Holder at any time when he is prohibited from such exercise by virtue of the provisions of paragraph 9 of Schedule 4 to the ITEPA (material interest in a close company).

5.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

5.1.  Take-over pursuant to Tender Offer

If any person obtains Control of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Holding Company or any Subsidiary of the Holding Company) and which is made on a condition that if it is satisfied the offeror will have such Control, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which Control is so obtained and any condition subject to which the offer is made is satisfied (or until the expiry of the period mentioned in Rule 5.4, if earlier).

5.2.  Take-over pursuant to Scheme of Arrangement

If any person obtains Control of the Company in pursuance of a compromise or scheme of arrangement sanctioned by the Court under legislation which the Inland Revenue has agreed is equivalent to Section 425 of the Companies Act 1985 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

5.3.  Scheme of Arrangement without Change of Control

If, without any person obtaining Control of the Company, the Court sanctions a scheme of arrangement affecting the Shares under legislation which the Inland Revenue has agreed is equivalent to Section 425 of the Companies Act 1985 then an Option may be exercised during the period which starts on the date the Court sanctions such scheme of arrangement and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

5.4.  Compulsory Acquisition of Shares

If any person becomes bound or entitled to acquire Shares in the Company under legislation which the Inland Revenue has agreed is equivalent to Sections 428 to 430 of the Companies Act 1985 then an Option may be exercised during any period such person remains so bound or entitled.

5.5.  Voluntary Winding Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

5.6.  Meaning of Obtaining Control

For the purpose of this Rule 5, a person shall be deemed to have obtained Control of the Company if he and other acting in concert with him have together obtained Control.

5.7.  Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 5.1 is a company an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new (“the New Option”) which, within the meaning ascribed by paragraph 27(2) of Schedule 4 of ITEPA, is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company falling within sub-paragraph (b) or (c) of paragraph 16 of Schedule 4 to ITEPA. With effect from the date of release references in Rules 4, 5, 6, 7, 8, 9, 10 and 11 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be, but references to Participating Company shall continue to be construed as if references to the Company were references to Octel Corp.

5.8.  Meaning of “appropriate period”

For the purpose of Rule 5.7, the “appropriate period” is:

(a)	where Rule 5.1 and 5.4 apply, the periods mentioned in those Rules respectively; or

(b)	where Rule 5.2 applies, the period of six months beginning with the time when the Court sanctions the scheme of arrangement.

6.    MANNER OF EXERCISE

6.1.  Actions Required of the Option Holder

An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder together with a remittance of the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

6.2.  Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

6.3.  Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

7.    ISSUE OF SHARES

7.1.  Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

7.2.  Admission to the New York Stock Exchange

If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for permission to deal in those shares unless such application has already been made.

8.    ADJUSTMENTS

8.1.  General Power of Adjustment

The number of Shares over which an Option has been granted and the Share Price thereof may, subject to the prior approval of the Inland Revenue, be adjusted in such manner as the Directors shall determine following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 8.2, no adjustment made pursuant to this Rule 8.1 shall have the effect of reducing the Share Price below the par value of a Share.

8.2.  Requirement of Capitalise Reserves

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Directors are authorised to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Directors may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

8.3.  Notification of Option Holder

The Directors may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 8.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

9.    ADMINISTRATION

9.1.  Delivery of Notices or Documents

Notice or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

9.2.  Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

9.3.  Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

9.4.  Directors’ Power to Administer Plan

The Directors may make such regulations for the administration of the Plan as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

9.5.  Directors’ Decisions are Final and Conclusive

The decision of the Directors in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive.

9.6.  Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

10.   ALTERATIONS

10.1.  Power to alter Rules prior to Inland Revenue approval

The Directors may, prior to approval of Part A of the Plan by the Inland Revenue, alter the Rules of the Plan as may be necessary in order to obtain such approval.

10.2.  Power to alter Rules following Inland Revenue approval

Subject to Rule 10.3, after the date on which Part A of the Plan is approved by the Inland Revenue, the Directors may in their discretion alter the Rules provided that no such alteration to Part A shall be effective until it has been approved by the Inland Revenue.

10.3.  Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rule 8.1, no adjustment may be made to the Share Price or the Acquisition Price and no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders.

10.4.  Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 10 shall be given to all Option Holders.

11.   GENERAL

11.1.  Termination of the Plan

The Plan shall terminate on the tenth anniversary of the earlier of the date on which it is approved by the Company’s shareholders in general meeting or the date on which the Plan is adopted, or at any earlier time by the passing of a resolution by the Directors. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

11.2.  No Compensation for loss of Option Rights

If an Option Holder shall cease for any reason to be in the employment of a Participating Company or an Associated Company of a Participating Company, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

11.3.  Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

PART B

12.   DEFINITIONS FOR PURPOSES OF PART B

12.1.  Part B not Approved by Inland Revenue

This Part B of the Rules of the Plan is not approved by the Inland Revenue under the provisions of the Act or ITEPA.

12.2.  Terms of Part A apply except as amended

The Rules as contained in Part A of the Plan shall apply to Options granted under this Part B unless amended in accordance with the provisions hereof.

For the purposes of Part B, “Eligible Employee” shall mean any person who as of the Date of Grant:

(1)	(a)	is a director of a Participating Company required to work for not less than 25 hours a week (exclusive of meal breaks) and who would be considered an employee of the Participating Company for purposes of the Code; or

	(b)	if not a director, is employed by a Participating Company on terms which require him to work for not less than 20 hours a week (exclusive of meal breaks); and

(2)	does not own, within the meaning of Section 422(b)(6) of the Code, Shares possessing more than ten per cent of the total combined voting power of all classes of share of the Company (or its Parent or any of its subsidiaries).

13.   GRANT OF UNAPPROVED OPTIONS

13.1.  Specification of Unapproved Options

The Directors shall specify when an Option is granted under this Part B of the Rules of the Plan and the relevant Option Certificate shall be written accordingly.

13.2.  Modified Terms and Conditions

The Directors may determine that any Option granted under this Part B of the Rules shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Eligible Employee, Option Holder or Participating Company.

13.3.  Additional Requirements

In exercising their discretion under Rule 13.2, the Directors may:

(a)	require an Option Holder to make such declarations to take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to an Eligible Employee or Option Holder.

14.   CONDITIONS RELATING TO THE GRANT OF UNAPPROVED GRANTS

14.1.  No Statutory Limit

Rule 3.1 of Part A shall not apply to this Part B of the Plan.

14.2.  Plan Approval Required

Part B of the Plan shall not take effect and no options or rights will be granted hereunder unless the Plan is approved by the shareholders of the Company within 12 months before or after the date the Plan is adopted.

15.   EXERCISE OF UNAPPROVED OPTIONS

15.1.  Extended Exercise Period

Rule 4.6 of Part A shall not apply to Part B of the Plan.

15.2.  Shareholder Approval

Rule 4.12 of Part A shall not apply to Part B of the Plan.

15.3.  Certain Adjustments Requiring Shareholder Approval

Any adjustment to (i) the maximum aggregate number of shares issuable under the Plan, (ii) the definition of Eligible Employees, (iii) the company granting options or (iv) the shares available under the Plan, shall require shareholder approval within 12 months before or after such adjustment is adopted.

16.    DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercises an Option the Directors may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 6.2 of Part A pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on the New York Stock Exchange for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and/or his employing Participating Company.

No Option granted under Part B of the Plan will be paralleled with an Option granted under Part A of the Plan.

17.    EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnify the company (and, where relevant, any Participating Company) against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which such company is required to account under the laws of any relevant territory. Such company may recover the tax from the Option Holder in such manner as the Directors think fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same;

(b)	deducting the necessary amount from the Option Holder’s remuneration; or

(c)	requiring the Option Holder to account directly to such company for such tax.

APPENDIX F

OCTEL CORP.

RULES

of the

OCTEL CORP. NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN, AS AMENDED

(Subject to Stockholder Approval)

1.    DEFINITIONS

In this Plan, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in rule 4.1, being a company within the meaning of Section 832 of the Income and Corporation Taxes Act 1988;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price multiplied by the number of Shares in respect of which the Option is exercised;

“the Code”	the United States Internal Revenue Code of 1986 (as amended);

“the Committee”	the Octel Corp. Compensation Committee;

“the Company”	save as provided in Rule 4.3, Octel Corp a Delaware Corporation;

“Date of Grant”	the date on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Dealing Day”	a day on which the New York Stock Exchange is open for business;

“Grant Period”	a period of 180 days commencing on the Dealing Day following any of:

(1) a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or

(2) a day on which the Committee resolves to grant an Option under the Plan pursuant to Rule 2;

“Office”	office of appointment as non employee director of the Company;

“Option”	a right to acquire Shares pursuant to the Plan;

“Option Certificate”	a certificate issued under Rule 2.2;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Parent”	any company which is a parent corporation of the Company within the meaning of Section 424(e) of the Code;

“Participant”	any person who is a non employee director at the Date of Grant;

“the Plan”	the Octel Corp. Non-Employee Directors’ Stock Option Plan in its present form, or as from time to time altered in accordance with the Rules;

“Rules”	the Rules of the Plan and “Rule” shall be construed accordingly;

“Securities Act”	the United States Securities Act of 1933 as amended;

“Share”	save as provided in Rule 4.3, a share in the Company;

“Share Price”	the price per Share, as determined by the Committee, at which a Participant may acquire Shares in respect of which an Option has been granted to him if the Shares are to be subscribed, being not less than the nominal value of a Share, subject to any adjustment pursuant to Rule 7.1;

“Subsidiary”	any company which is a subsidiary corporation within the meaning of Section 424(f) of the Code;

“US Person”	has the meaning attributed by Rule 902(0) promulgated under the Securities Act;

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    GRANT OF OPTIONS

2.1.  Procedure for Grant of Options

(a)	Within a Grant Period, the Committee may, at its absolute discretion, grant Options under the Plan to Participants.

(b)	The Committee may adopt such procedure, as they think fit for granting Options, whether by invitation to Participants to apply for Options or by granting Options without issuing invitations.

2.2.  Requirement to Issue Option Certificate

The Company shall issue to each Option Holder an Option Certificate which shall be in such a form as the Committee shall from time to time determine. The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the Share Price;

(c)	the number of Shares subject to the Option; and

(d)	any date or dates determined by the Committee, upon which the Option is first exercisable in whole and/or part and, where on any date only part is first exercisable, the number of Shares over which such partial exercise may be made.

2.3.  Right to Disclaim Option

Each Participant to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

2.4.  Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 3.3, every Option shall be personal to the Participants to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

2.5.  Modified Terms and Conditions

The Committee may determine that any Option shall be subject to additional and/or modified terms and conditions relating to the grant and terms of exercise as may be necessary to comply with or take account of any securities, exchange control or taxation laws, regulations or practice of any territory which may have application to the relevant Participants or Option Holder.

2.6.  Additional Requirements

In exercising their discretion under Rule 2.5, the Committee may:

(a)	require an Option Holder to make such declarations or take such other action (if any) as may be required for the purpose of any securities, taxes or other laws of any territory which may be applicable to him at the Date of Grant or on exercise; and

(b)	adopt any supplemental rules or procedures governing the grant or exercise of Options as may be required for the purpose of any securities, tax or other laws of any territory which may be applicable to a Participants or Option Holder.

2.7.  Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 263,922 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the shareholders of the Company, to the extent such approval is required by applicable law.

3.    RIGHTS OF EXERCISE

3.1.  Earliest Date of Exercise

Save as provided in Rules 3.3, 3.4 and 4, an Option may not be exercised before any date or dates which may have been specified in accordance with Rule 2.2 in the relevant Option Certificate, but in any event may not be exercised later than the tenth anniversary of the Date of Grant.

3.2.  Requirement to remain in Employment

Save as provided in Rules 3.3, 3.4 and 4, an Option may only be exercised by an Option Holder while he is a non employee director of the Company.

3.3.  Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder during the period of one year following the date of death.

3.4.  Right to Exercise Prematurely

Where an Option Holder ceases to hold Office with the Company, Options will lapse and will only be exercisable at the absolute discretion of the Committee, in which circumstances Options will be exercisable by the Option Holder within a period of one year following the date of termination of Office with the Company.

3.5.  Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	the tenth anniversary of the Date of Grant; or

(b)	subject to Rule 4.3, the expiry of any of the applicable periods specified in Rules 3.3, 3.4, 4.1 and 4.2, but where an Option Holder dies while time is running under Rules 3.4, the Option shall not lapse until the expiry of the period in Rule 3.3; or

(c)	the date on which an Option Holder ceases to be a non employee director of the Company for any reason other than his death or those specified in Rules 3.4; or

(d)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(e)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is derived of the legal or beneficial ownership of the Option.

4.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

4.1.  Take-over pursuant to General Offer

If any company (“the Acquiring Company”) becomes a Parent of the Company as a result of making either a tender offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Acquiring Company or any Subsidiary of the Acquiring Company) and which is made on a condition that if it is satisfied the Acquiring Company will become the Parent, or a tender offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised within the period of six months of the date on which and any condition subject to which the offer is made is satisfied.

4.2.  Voluntary Winding Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

4.3.  Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 4.1 applies, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Plan (“the Old Option”) in consideration of the grant to him of a new Option (“the New Option”) which is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company). With effect from the date of release references in Rules 3, 4, 5, 6, 7, 8, 9 and 10 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be.

4.4.  Meaning of “appropriate period”

For the purpose of Rule 4.3, the “appropriate period” is the period mentioned in Rule 4.1.

5.    MANNER OF EXERCISE

5.1.  Actions Required of the Option Holder

An Option may be exercised, in whole or in part, on giving 30 days notice, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder, together with a remittance for the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

5.2.  Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

5.3.  Partial Exercise

Where an Option is exercised in part the minimum number of Shares which may be exercised is 100 Shares and the Company shall issue a balancing Option Certificate to the Option Holder.

6.    ISSUE OF SHARES

6.1.  Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Plan shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

6.2.  Admission to the New York Stock Exchange

If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Plan application shall be made to the New York Stock Exchange for permission to deal in these shares unless such application has already been made.

7.    ADJUSTMENTS

7.1.  General Power of Adjustment

The number of Shares over which an Option is granted and the Share Price thereof may be adjusted in such manner as the Committee shall determine following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rule 7.2, no adjustment made pursuant to this Rule 7.1 shall have the effect of reducing the Share Price below the par value of a Share.

7.2.  Requirement to Capitalise Reserves

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the par value of the Share shall only be made if and to the extent that the Committee is authorised to capitalise from the reserves of the Company a sum equal to the amount by which the par value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Committee may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Committee shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

7.3.  Notification of Option Holder

The Committee may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 7.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

8.    ADMINISTRATION

8.1.  Delivery of Notices or Documents

Notices or documents required to be given to a Participants or to an Option Holder shall either be delivered to him by hand or sent to him by post at his last known home or business address according to the information provided by him. Notices sent by post shall be deemed to have been given on the day following the date of posting.

8.2.  Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

8.3.  Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

8.4.  The Committee’s Power to Administer Plan

The Committee may make such regulations for the administration of the Plan as it deems fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

8.5.  The Committee’s Decision is Final and Conclusive

The decision of the Committee in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Plan, shall be final and conclusive subject to the determination of the Auditors when so required by Rule 8.1.

8.6.  Costs of Administering Plan

The costs of introducing and administering the Plan shall be borne by the Company.

9.    ALTERATIONS

9.1.  Power to alter Rules

Subject to Rule 9.2, the Committee may in its discretion alter the Rules.

9.2.  Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rule 7.1, no adjustment may be made to the Share Price and no alteration which would abrogate or adversely affect the subsisting rights of Option Holders.

9.3.  Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 9 shall be given to all Option Holders.

10.    GENERAL

10.1.  Termination of the Plan

The Plan shall terminate on the tenth anniversary of the date on which it is approved by the Company in general meeting or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of Option Holders.

10.2.  No Compensation for loss of Option Rights

If an Option Holder shall cease for any reason to be in the employment of a Member of the Group, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Plan.

10.3.  Governing Law

This Plan and all Options shall be governed by and construed in accordance with English Law.

11.    DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

If an Option Holder exercise an Option the Committee may in lieu of allotting or procuring the transfer of Shares in accordance with Rule 5.2 pay to such Option Holder a cash sum equal to the amount by which the value of the Shares in respect of which the notice of exercise was given (calculated as the average of the middle market quotations on the New York Stock Exchange for the three Dealing Days prior to the date of exercise) exceeds the Acquisition Price of those Shares.

If payment is made pursuant to this Rule to an Option Holder, he shall have no further rights in respect of the Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Option Holder and the Company.

12.    EMPLOYMENT AND SOCIAL TAXES

The Option Holder shall indemnity the Company against any tax arising in respect of the exercise of the Option which is a liability of the Option Holder but for which the Company is required to account under the laws of any relevant territory. The Company may recover the tax from the Option Holder in such manner as the Committee thinks fit including (but without prejudice to the generality of the foregoing):

(a)	withholding shares when the Option is exercised and selling the same;

(b)	deducting the necessary amount from the Option Holder’s fees; or

(c)	requiring the Option Holder to account directly to such company for such tax.

APPENDIX G

OCTEL CORP.

RULES

of the

OCTEL CORP. SAVINGS RELATED SHARE OPTION SCHEME, AS AMENDED

(Subject to Stockholder Approval)

APPROVED BY THE INLAND REVENUE UNDER THE INCOME TAX

(EARNINGS AND PENSIONS) ACT 2003 ON [            ] UNDER REFERENCE [    ]

1.    DEFINITIONS

In this Scheme, the following words and expressions shall, where the context so permits, have the meanings set forth below:

“Acquiring Company”	the person mentioned in Rule 6.1 being a company within the meaning of Section 832 of the Act;

“Acquisition Price”	in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Share Price, multiplied by the number of Shares in respect of which the Option is exercised;

“the Act”	the Income and Corporation Taxes Act 1988;

“Associated Company”	the meaning ascribed by Section 416 of the Act;

“Bonus”	any sum payable by way of terminal bonus under a Savings Contract being the additional payment made by the nominated Savings Authority when repaying contributions under a Savings Contract;

“Bonus Date”	under a three year Savings Contract, the earliest date on which the Standard Bonus is payable under the Savings Contract following 36 monthly payments;

“the Company”	save as provided in Rule 6.7, Octel Corp a Delaware Corporation;

“Continuous Employment”	the meaning ascribed by Section 211 of the Employment Rights Act 1996;

“Control”	the meaning ascribed by Section 840 of the Act ;

“Date of Grant”	the date on which an Option is granted under the Scheme pursuant to Rule 4;

“Dealing Day”	a day on which the New York Stock Exchange is open for business;

“the Directors”	the board of directors of the Company, or a duly authorised Committee thereof;

“Eligible Employee”	(1) any person who is a Full Time Director or employee of a Participating Company and:

(a) is chargeable to income tax in respect of his office or employment by virtue of being resident and ordinarily resident in the UK; and

(b) on the immediately preceding Qualifying Date, had such minimum period of Continuous Employment with any one or more Participating Companies (taken consecutively) as the Directors may determine, being a period not exceeding five years in total ending on the date the relevant Option is granted; and

	(2)	any other director or employee of the Participating Company whom the Directors may in their sole discretion approve, provided that any person who is ineligible to participate by virtue of paragraph 11(1) of Schedule 3 to ITEPA shall not be treated as an Eligible Employee;

“Employees’ Share Scheme”	the meaning ascribed by Section 743 of the Companies Act 1985;

“Full Time Director”	a Director who is contracted to work not less than 25 hours a week (exclusive of meal breaks) (or such lower number of hours per week as the Directors may determine from time to time in their absolute discretion) for any one or more of the Participating Companies; or

“Grant Period”	a period of 30 days (or 42 days in the event that applications are scaled down under Rule 3) beginning on the Dealing Day following any of:

	(1)	a day on which the Scheme is approved by the Inland Revenue or

	(2)	a day on which the Company makes an announcement of its results for any year, quarter year or other period or issues any prospectus, listing particulars or other document containing equivalent information relating to Shares; or

	(3)	a day on which any announcement is made of modifications to be made to the Act or ITEPA or a day on which any such modifications come into force; or

	(4)	a day on which an announcement is made by the Savings Authority of a new savings-related share option prospectus; or

	(5)	a day on which the Directors resolve to grant Options;

“Holding Company”	in relation to the Acquiring Company, a company falling within the definition in Section 736 of the Companies Act 1985;

“ITEPA”	the Income Tax (Earnings and Pensions) Act 2003;

“the Invitation Date”	the date of the relevant invitation made under Rule 2;

“Market Value”	in relation to a Share on any day:

	(1)	if and so long as the Shares are listed on the New York Stock Exchange, the average of its middle market quotation for the three Dealing Days immediately preceding the Invitation Date and falling within the Grant Period; or

(2) save as mentioned in (1) above, its market value on the Invitation Date as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with the Shares Valuation Division of the Inland Revenue;

“Maximum Bonus”	the Bonus payable two years after the Standard Bonus is payable;

“Maximum Contribution”	under all Savings Contracts the lesser of:

(1) £250 per month; and

(2) the maximum amount specified in paragraph 25 (3)(a) of Schedule 3 to ITEPA; and

(3) such maximum contribution as may be determined from time to time by the Directors;

“Monthly Contributions”	monthly contributions agreed to be paid by an Option Holder under his Savings Contract;

“Option”	a right to acquire Shares pursuant to the Scheme;

“Option Certificate”	a certificate issued under Rule 4.3;

“Option Holder”	a person to whom an Option has been granted (or, as the context requires, his personal representatives);

“Participating Company”	the Company and any other company for the time being designated by the Director as a Participating Company being a company which is under the Control of the Company;

“Permitted Minimum Monthly	such amount as the Directors shall specify, being
Contribution”	not less than £5 or more than £10;

“Qualifying Date”	such date as the Directors may from time to time determine (or, in the absence of any such determination, the last day of the Company’s accounting period) in the period of one year immediately preceding the relevant Date of Grant;

“Rules”	the Rules of the Scheme and “Rule” shall be construed accordingly;

“Savings Authority”	the building society or bank recognised by the Directors from time to time for the purpose of receiving Monthly Contributions under Savings Contracts;

“Savings Contract”	a contract under a certified contractual savings scheme (within the meaning of Section 326 of the Act) approved by the Board of Inland Revenue for the purpose of Schedule 3 to ITEPA;

“the Scheme”	the Octel Corp. Savings Related Share Option Scheme in its present form, or as from time to time altered in accordance with the Rules;

“Share”	save as provided in Rule 6.7, a share in the Company satisfying paragraphs 17 to 22 inclusive of Schedule 3 to ITEPA;

“Share Price”	the price per Share in US Dollars, as determined by the Directors, at which an Eligible Employee may acquire Shares in respect of which an Option has been granted to him, being not less than:

(1) 80% of the Market Value of a Share; and

(2) if greater and Shares are to be subscribed, the nominal value of a Share;

“Standard Bonus”	the Bonus payable on the earliest date on which a Bonus is payable under a Savings Contract;

“Subsidiary”	has the meaning ascribed by Section 736 of the Companies Act 1985.

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural (and vice versa) and words importing the masculine the feminine (and vice versa).

2.    INVITATION OF APPLICATIONS

2.1.  When Invitations may be issued

Applications for the grant of Options under the Scheme shall be invited only if the Directors so determine in their absolute discretion. Invitations to apply for Options on any occasion shall be made in accordance with the Rules and on similar terms to all Eligible Employees.

2.2.  Wording of Invitations

Invitations shall be made in writing and shall include details of the following matters which shall be determined by the Directors:

(a)	the Share Price;

(b)	the latest date during the Grant Period by which applications must be received, being neither earlier than 14 days nor later than 28 days after the date of the invitation;

(c)	the Maximum Contribution;

2.3.  Documents accompanying Invitations

Each invitation shall be accompanied by:

(a)	a proposal form for a Savings Contract; and

(b)	an application for.

2.4.  Wording of Application Form

An application form shall be in such form as the Directors may from time to time prescribe save that it shall provide for the applicant to state:

(a)	the Monthly Contribution (being a multiple of £1 and not less than the Permitted Minimum Monthly Contribution) which he wishes to make under the related Savings Contract; and

(b)	that his proposed Monthly Contributions (when taken together with any Monthly Contributions he makes under any other Savings Scheme) will not exceed the Maximum Contribution.

2.5.  Provision for Scaling Down

Each application shall provide that, in the event of scaling down in accordance with Rule 3, the Directors are authorised by the applicant either to alter his application by reducing the amount of his Monthly Contributions or to withdraw his applications, as the case may be, to the extent of such scaling down.

2.6.  Number of Shares applies for

Each application shall be deemed to be for an Option over such number of Shares as can be acquired at the Share Price and expected repayment under the related Savings Contract at the appropriate Bonus Date.

3.    SCALING DOWN

To the extent that valid applications are received in excess of any maximum number of Shares which may be determined by the Directors, then the Directors shall scale down applications to the extent necessary in one of the following ways as may be determined by them:

(a)	(where relevant) by treating any elections for the Maximum Bonus as elections for the Standard Bonus and then, so far as necessary, reducing the proposed Monthly Contributions in excess of £5 pro rata and then, so far as necessary, selecting by lot; or

(b)	by treating each election for a Bonus as an election for no Bonus and then, so far as necessary, reducing the proposed Monthly Contributions in excess of £5 pro rata and then, so far as necessary, selecting by lot; or

(c)	by reducing the Monthly Contributions in excess of £5 pro rata and then, so far as necessary, selecting by lot.

4.    GRANT OF OPTIONS

4.1.  Maximum period between determination of Share Price and Grant of Option

No Option shall be granted more than 29 days (or 41 days in the event that applications are scaled down under Rule 3) after the first day by reference to which the Share Price in relation to that Option was fixed.

4.2.  Options may only be granted to Eligible Employees

No Option shall be granted to a person unless at the Date of Grant he is an Eligible Employee.

4.3.  Requirement to Issue Option Certificate

The Company shall issue an Option Certificate to each Eligible Employee to whom such an Option has been granted which shall be in such form as the Directors shall from time to time determine (subject to the approval of the Inland Revenue). The Option Certificate shall include details of:

(a)	the Date of Grant of the Option;

(b)	the Share Price; and

(c)	the number of Shares subject to the Option.

4.4.  Options may not be transferred

Subject to the rights of an Option Holder’s personal representatives to exercise an Option as provided in Rule 5.4, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Each Option Certificate shall carry a statement to this effect.

4.5.  Maximum Aggregate Number of Shares

The present maximum aggregate number of Shares which may be issued under the Plan is 299,297 subject to any future increase in this limit which may be substituted at the discretion of the Directors upon approval by the shareholders of the Company, to the extent such approval is required by applicable law.

5.    RIGHTS OF EXERCISE

5.1.  Earliest Date of Exercise

(a)	Save as provided in Rules 5.4, 5.5, 5.6, 5.7 and 6, an Option may be exercised only during the period commencing with the Bonus Date under the relevant Savings Contract; and

(b)	save as provided in Rule 5.4, an Option may not be exercised after the expiry of the period of six months after the relevant Bonus Date.

5.2.  Requirement to remain in Employment

Save as provided in Rules 5.4, 5.5, 5.7, 5.8 and 6, an Option may only be exercised by an Option Holder while he is a director or employee of a Participating Company.

5.3.  Option Holder with Material Interest

An Option may not be exercised by an Option Holder at any time when he is prohibited from such exercise by virtue of the provisions of paragraph 11(1) of Schedule 9 to ITEPA (material interest in a close company).

5.4.  Death of Option Holder

An Option may be exercised by the personal representatives of a deceased Option Holder:

(a)	during the period of one year following the date of the Option Holder’s death if such death occurs before the Bonus Date; or

(b)	during the period of one year following the Bonus Date if the Option Holder’s death occurs on or within the period of six months after the Bonus Date.

5.5.  Right to Exercise Prematurely

An Option may be exercised by an Option Holder within the period of six months following the date on which he ceases to hold any office or employment with a Participating Company on account of:

(a)	injury or disability; or

(b)	redundancy (within the meaning of the Employment Rights Act 1996); or

(c)	retirement on reaching age 65;

(d)	the transfer of the undertaking or part-undertaking in which the Option Holder is employed to a person other than a Participating Company or an Associated Company of a Participating Company; or

(e)	the Company by which the Option Holder is employed ceasing to be under the Control of the Company.

5.6.  Right to Exercise on Attaining Age 65

An Option may be exercised by an Option Holder within the period of six months following the date on which he reaches age 65 if he continues to hold any office or employment with a Participating Company after that date.

5.7.  Right to Exercise more than Three Years after Date of Grant

Provided more than three years have elapsed since the Date of Grant of an Option, such Option may be exercised by an Option Holder within the period of six months following the date on which he ceases to hold any office or employment with a Participating Company on account of:

(a)	early retirement by agreement with his employer; or

(b)	pregnancy and, for the purposes of the Scheme, a woman who leaves employment due to pregnancy or confinement will be regarded as having left such employment on the earlier of the date she notifies the relevant Participating Company of her intention not to return and the last day of the 29-week period of confinement.

5.8.  Employee Transferred to other Member of the Group

An Option Holder who is employed on the Bonus Date by an Associated Company of a Participating Company or by a company of which the Company has Control may exercise his Option within the period of six months commencing with the Bonus Date.

5.9.  Transfer of Employment within Group

An Option Holder shall not be treated for the purposes of Rules 5, as ceasing to hold an office or employment with a Participating Company until such time as he is no longer a director or employee of any Participating Company or an Associated Company of a Participating Company and an Option Holder (being a woman) who ceases to be such a director or employee by reason of pregnancy or confinement and who exercises her right to return to work under Section 79 of the Employment Rights Act 1996, before exercising an Option, shall be treated for those purposes as not having ceased to hold such an office or employment.

5.10.  Lapse of Options

An Option shall lapse on the occurrence of the earliest of the following:

(a)	subject to Rule 5.10(b) below, the expiry of the period of six months after the Bonus Date; or

(b)	where the Option Holder has died, the expiry of the relevant period during which the Option may be exercised in accordance with Rule 5.4; or

(c)	subject to Rule 6.7, the expiry of any of the applicable periods specified in Rules 5.4, 5.5, 5.7 and 6.1, but where an Option Holder dies while time is running under Rules 5.5 or 5.7, the Option shall not lapse until the expiry of the period in Rule 5.4; or

(d)	the date on which an Option Holder ceases to be a director or employee of any Participating Company for any reason other than his death or those specified in Rules 5.5 and 5.7; or

(e)	the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company; or

(f)	the date on which the Option Holder becomes bankrupt or does or attempts or omits to do anything as a result of which he is derived of the legal or beneficial ownership of the Option.

6.    TAKE-OVER, RECONSTRUCTION AND AMALGAMATION AND LIQUIDATION

6.1.  Take-over pursuant to General Offer

If any person obtains Control of the Company as a result of making either a general offer to acquire the whole of the Company’s issued share capital (other than any shares already owned by the Holding Company or any Subsidiary of the Holding Company) and which is made on a condition that if it is satisfied the offeror will have such Control, or a general offer to acquire all the Shares in the Company which are of the same class as the Shares then an Option may be exercised and within the period of six months of the date on which Control is so obtained and any condition subject to which the offer is made is satisfied.

6.2.  Take-over pursuant to Scheme of Arrangements

If any person obtains Control of the Company in pursuance of legislation which the Inland Revenue has agreed is equivalent to Section 425 of the Companies Act 1985 then an Option may be exercised during the period which starts o the date such scheme of arrangement is sanctioned and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

6.3.  Scheme of Arrangements without Change of Control

If, without any person obtaining Control of the Company, a scheme of arrangement takes effect under legislation which the Inland Revenue has agreed is equivalent to Section 425 of the Companies Act 1985 then an Option may be exercised during the period which starts on the date such scheme of arrangement is sanctioned and ends six months later or, if earlier, on the day immediately preceding the date upon which the scheme shall become effective.

6.4.  Compulsory Acquisition of Shares

If any person becomes bound or entitled to acquire Shares in the Company under legislation which the Inland Revenue has agreed is equivalent to Section 428 to 430 of the Companies Act 1985 then an Option may be exercised during any period such person remains so bound or entitled.

6.5.  Voluntary Winding Up of the Company

If a resolution is passed for the voluntary winding-up of the Company, an Option may be exercised during the period of six months starting on commencement of such winding-up provided that any issue of shares pursuant to such exercise is authorised by the liquidator or the Court (if appropriate) upon the application of and at the sole cost and expense of the Option Holder.

6.6.  Meaning of Obtaining Control

For the purpose of this Rule 6, a person shall be deemed to have obtained Control of the Company if he and other acting in concert with him have together obtained Control.

6.7.  Rollover of Options

Notwithstanding anything to the contrary in these Rules, where any person mentioned in Rule 6.1 is a company, an Option Holder may, by agreement with the Acquiring Company and within the appropriate period release his Option under the Scheme (“the Old Option”) in consideration of the grant to him of a new Option (“the New Option”) which, within the meaning ascribed by paragraph 39(4) of Schedule 3 to ITEPA, is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company or some other company falling within sub paragraph (b) or

(c) of paragraph 18 of Schedule 3 to ITEPA). With effect from the date of release references in Rules 5, 6, 7, 8, 9, 10, 11 and 11 (and, in relation to expressions used in those Rules, in Rule 1) to “the Company” and “Shares” shall, in relation to the New Option, be construed as references to the Acquiring Company and Shares in the Acquiring Company or that other company as the case may be, but references to Participating Company shall continue to be construed as if references to the Company were references to Octel Corp.

6.8.  Meaning of “appropriate period”

For the purpose of Rule 6.4, the “appropriate period” is:

(a)	where Rules 6.1 or 6.4 apply, the periods mentioned in those Rules respectively; and

(b)	where Rule 6.2 applies, the period of six month beginning with the time when the Court sanctions the scheme of arrangement.

7.    MANNER OF EXERCISE

7.1.  Funds which can be used to exercise Option

An Option may only be exercised during the periods specified in Rules 5 and 6 and only with moneys not exceeding the amount of repayment (including any Bonus or interest) made under the related Savings Contract. For this purpose, repayment under the Savings Contract shall exclude the repayment of any Monthly Contributions the due date for payment of which falls more than one month after the date on which repayment is made.

7.2.  Actions Required of the Option Holder

An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option Certificate covering not less than all the Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Option Holder, together with a remittance for the Acquisition Price payable in respect of the Shares over which the Option is to be exercised.

7.3.  Actions Required of the Company

The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavours to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment and transfer.

8.    ISSUE OF SHARES

8.1.  Ranking of Shares

All Shares issued pursuant to the exercise of Options under the Scheme shall as to voting, dividend, transfer and other rights (including those arising on a liquidation) rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any dividend or other rights declared by reference to a record date preceding the date of such exercise.

8.2.  Admission to the New York Stock Exchange

If and so long as the Shares are listed on the New York Stock Exchange the Company shall use its best endeavours to procure that as soon as practicable after the allotment of any Shares pursuant to the Scheme application shall be made to the New York Stock Exchange for permission to deal in these shares unless such application has already been made.

9.    ADJUSTMENTS

9.1.  General Power of Adjustment

The number of Shares over which an Option is granted and the Share Price thereof may, subject to approval of the Inland Revenue, be adjusted in such manner as the Directors shall determine following any capitalisation issue, sub-division, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Share Price calculated to more than two places of decimals) the Acquisition Price payable in respect of an Option shall remain unchanged PROVIDED that, save as provided in Rules 9.2 and 9.3, no adjustment made pursuant to this Rule 9.1 shall have the effect of reducing the Share Price below the nominal value of a Share.

9.2.  Adjustment which reduces Share Price to less than nominal value

Where an Option subsists over both issued and unissued Share or over issued Shares only, an adjustment may be made under Rule 9.1 which would have the effect of reducing the Share Price to less than the nominal value of the Share provided that the Acquisition Price of such Option remains constant.

9.3.  Requirement to Capitalise Reserve

Any adjustment made to the Share Price of unissued Shares which would have the effect of reducing the Share Price to less than the nominal value of the Share shall only be made if and to the extent that the Directors are authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Share Price. The Directors may apply such sum in paying up such amount on such Shares so that on the exercise of any Option in respect of which such a reduction shall have been made, the Directors shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

9.4.  Notification of Option Holder

The Directors may take such steps as they may consider necessary to notify Option Holders of any adjustments made under Rule 9.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

10.    ADMINISTRATION

10.1.  Delivery of Notices or Documents

Notices or documents required to be given to an Eligible Employee or to an Option Holder shall either be delivered to him by hand or sent to him by first class post at his last known home or business address according to the information provided by him. Notices sent by first class post shall be deemed to have been given on the day following the date of posting.

10.2.  Copies of Shareholder Communications

The Company may distribute to Option Holders copies of any notices or document sent by the Company to its shareholders generally.

10.3.  Maintenance of Unissued Share Capital

The Company shall at all times either keep available sufficient unissued Shares to satisfy the exercise of all Options which have neither lapsed nor been exercised (taking account of any other obligations of the Company to allot unissued Shares) or shall ensure that sufficient issued Shares will be available to satisfy the exercise of such Options.

10.4.  Directors’ Power to Administer Scheme

The Director may make such regulations for the administration of the Scheme as they deem fit, provided that no regulation shall be valid to the extent it is inconsistent with the Rules.

10.5.  Directors’ Decision is Final and Conclusive

The decision of the Directors in any dispute relating to an Option, or the due exercise thereof, or any other matter in respect of the Scheme, shall be final and conclusive.

10.6.  Costs of Administering Scheme

The costs of introducing and administering the Scheme shall be borne by the Company.

11.    ALTERATIONS

11.1.  Power to alter Rules prior to Inland Revenue approval

The Directors may, prior to approval of the Scheme under the Act by the Inland Revenue, alter the Rules of the Scheme as may be necessary in order to obtain such approval.

11.2.  Power to alter Rules following Inland Revenue approval

Subject to Rule 11.3, after the date on which the Scheme is approved by the Inland Revenue under the Act, the Directors may in their discretion, alter the Rules provided that no such alteration shall be effective until it has been approved by the Inland Revenue.

11.3.  Alterations which affect Share Price and subsisting rights of Option Holders

Subject to Rule 9.1, no adjustment may be made to the Share Price and no alteration may be made which would abrogate or adversely affect the subsisting rights of Option Holders.

11.4.  Notification to Option Holders

Written notice of any amendment made in accordance with this Rule 11 shall be given to all Option Holders.

12.    GENERAL

12.1.  Termination of the Scheme

The Scheme shall terminate on the tenth anniversary of the date on which it is approved by the Board of the Inland Revenue or at any earlier time by the passing of a resolution by the Directors. Termination of the Scheme shall be without prejudice to the subsisting rights of Option Holders.

12.2.  No Compensation for loss of Option Rights

If an Option Holder shall cease for any reason to be in the employment of a Participating Company or an Associated Company of a Participating Company, he shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any sum or any benefit to compensate him for the loss of any right or benefit accrued or in prospect under the Scheme.

12.3.  Governing Law

This Scheme and all Options shall be governed by and construed in accordance with English Law.

APPENDIX H

OCTEL CORP.

PRE-APPROVAL POLICIES AND PROCEDURES

FOR AUDIT AND NON-AUDIT SERVICES

Adopted March 4, 2004

I.    PURPOSE OF POLICY

Under the Sarbanes-Oxley Act of 2002 (the “Act”), and the rules of the Securities and Exchange Commission (the “SEC”), the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Accordingly, the Audit Committee is adopting this Audit and Non-Audit Services Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved.

To implement the provisions of the Act, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee’s administration of the engagement of the independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval at the quarterly meeting of the Audit Committee, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels, as such levels are determined by the Audit Committee at the time such services are pre-approved, will require specific pre-approval by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II.    DELEGATION

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.    PROHIBITED SERVICES

The Audit Committee will not approve nor will the Company’s independent auditor perform for the Company any services that constitute Prohibited Activities as defined by the Act or by regulations promulgated by the SEC. These prohibited activities include:

(i)	bookkeeping or other services related to the accounting records or financial statements of the audit client;

(ii)	financial information systems design and implementation;

(iii)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)	actuarial services;

(v)	internal audit outsourcing services;

(vi)	management functions or human resources;

(vii)	broker or dealer, investment adviser, or investment banking services;

(viii)	legal services and expert services unrelated to the audit; and

(ix)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

IV.    NON-PROHIBITED SERVICES

(a)	Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee will request that the audit engagement letter with the independent auditor be addressed to the Chairman of the Audit Committee and that the Chairman of the Audit Committee execute the engagement letter on behalf of the Company. The Audit services include the following:

•	the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements;

•	services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters; and

•	consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

(b)	Other Audit and Non-Audit Services

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit and non-audit services, which are those services that the Audit Committee believes that independent auditor reasonably can provide without impairing the independence of the auditor. The other audit and non-audit services set forth below shall be subject to the general pre-approval of the Audit Committee at the cost level as determined by the Audit Committee at the time of such approval. All other audit and non-audit services shall be specifically pre-approved by the Audit Committee.

(i) Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and shall pre-approve the Audit-related services on a quarterly basis. All other Audit-related services not approved at the quarterly meeting of the Audit Committee, must be separately pre-approved by the Audit Committee. Audit-related services include the following:

•	due diligence services pertaining to potential business acquisitions/dispositions;

•	research and consultation regarding accounting and financial reporting transactions;

•	financial statement audits of employee benefit plans;

•	agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters;

•	internal control reviews and assistance with internal control reporting requirements;

•	consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies; and

•	attest services not required by statute or regulation.

(ii) Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee shall pre-approve the Tax services on a quarterly basis. All Tax services involving large and complex transactions not approved at the quarterly meeting of the Audit Committee, must be separately pre-approved by the Audit Committee. Tax services include the following:

•	U.S. federal, state and local tax compliance, planning and advice and International tax compliance, planning and advice; and

•	review of federal, state, local and international income, franchise, and other tax returns.

(iii) Other Non-Audit Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as Other Non-audit services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee shall pre-approve the Other Non-audit services on a quarterly basis. Other Non-audit services which are not approved at the quarterly meeting of the Audit Committee must be separately pre-approved by the Audit Committee.

V.    SUPPORTING DOCUMENTATION

With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, at the request of the Audit Committee, regarding the specific services to be provided.

VI.    PROCEDURES

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Company’s Chief Financial Officer or other designated officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

P

R

O

X

Y

[OCTCM - OCTEL CORPORATION]  [FILE NAME: ZOCTC2.ELX]  [VERSION - (4)]  [03/08/04]  [orig. 03/03/04]

DETACH HERE

ZOCTC2

PROXY 2004

OCTEL CORP.

This Proxy is Solicited on behalf of the Board of Directors

The undersigned hereby appoints DENNIS J. KERRISON and PAUL W. JENNINGS and each of them with full power of substitution, as the proxies of the undersigned, to attend the Annual Meeting of Stockholders to be held on Tuesday, May 4, 2004, at 10:00 a.m. and any adjournment or postponement thereof, and to vote the stock the undersigned would be entitled to vote, if present, on the items listed on the reverse side of this proxy card.

THIS PROXY WILL BE VOTED AS SPECIFIED; OR IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 THROUGH 8.

Applicable law requires the corporation to send separate proxy statements and proxy cards for all your accounts.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

OCTEL CORP.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

[OCTCM - OCTEL CORPORATION]  [FILE NAME: ZOCTC2.ELX]  [VERSION - (4)]  [03/08/04]  [orig. 03/03/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZOCTC1

X	Please mark votes as in this example.	#OCT

OCTEL CORP.

1.    Election of Directors.

Nominees: (01) Dr. Robert E. Bew, (02) Mr. Dennis J. Kerrison and

(03) Mr. Martin M. Hale.

        ALL

FROM ALL

        FOR

NOMINEES

WITHHELD

NOMINEES

For all nominees except as written above

2.   To ratify the appointment

of PricewaterhouseCoopers

LLP as the Corporation’s

independent auditors for

the fiscal year ending

December 31, 2004;

3. To vote on the Board of Directors’ proposal to adopt The Octel Corp.2004

Non-Employee

Directors’Stock Plan;

FOR	AGAINST	ABSTAIN

4. To vote on the Board of Directors’

proposal to adopt The Octel Corp.

2004 Executive Co-Investment

Plan;

5. To vote on the Board of Directors’

proposal to re-approve The Octel Corp.Performance Related Stock Option Plan, as amended;

6. To vote on the Board of Directors’

proposal to re-approve The Octel Corp. Company Share Option

Plan, as amended;

7. To vote on the Board of Directors’

proposal to re-approve The Octel Corp. Non-Employee Directors’

Stock Option Plan, as amended;

8. To vote on the Board of Directors’

proposal to re-approve The Octel Corp. Savings Related Share

Option Scheme, as amended; and

			FOR	AGAINST	ABSTAIN

9. In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before the meeting.

Mark box at right if you have address change/comment on the reverse side.
Mark box at right if you plan to attend the Annual Meeting.
Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date: